UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐     Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒     Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
Strategic Realty Trust, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Stockholder:
You are cordially invited to attend the annual meeting of the stockholders of Strategic Realty Trust, Inc. (“we,” “us,” or the “Company”) to be held on Wednesday, August 23, 2023, at 10 S. Riverside Plaza, Suite 800, Chicago, Illinois 60606. The meeting will begin at 9:00 a.m. Central Time.
At the annual meeting, we will seek your approval of: (i) a plan of complete liquidation and dissolution of the Company (the “Plan of Liquidation,” and the proposal, the “Plan of Liquidation Proposal”), (ii) the election of four directors, (iii) the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and (iv) a proposal that would permit us to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting and, subsequently, to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting, if necessary (the “Adjournment Proposal”).
The principal purpose of the Plan of Liquidation is to provide liquidity to our stockholders by selling our properties, paying our debts and distributing the net proceeds from liquidation to you.
Our board of directors (the “Board”) has carefully reviewed and considered the alternatives reasonably available to us at this time, as well as the presentation by Robert A. Stanger & Co., Inc. to the Board regarding its opinion as to the reasonableness, from a financial point of view, of our estimated range of liquidating distributions per share to be received by our stockholders in a liquidation pursuant to the Plan of Liquidation, the terms and conditions of the Plan of Liquidation and the types of transactions contemplated by the Plan of Liquidation. The Board unanimously determined that a planned liquidation pursuant to the Plan of Liquidation as more fully described in the attached proxy statement will be more likely to maximize stockholder value at this time and that the terms of the Plan of Liquidation are advisable and in your best interest and unanimously approved the sale of all of our assets and our dissolution pursuant to the Plan of Liquidation, pending your approval. Accordingly, the Board unanimously recommends that you vote FOR approval of the Plan of Liquidation.
In reaching these conclusions, our Board reviewed the other alternatives described in the enclosed proxy statement and considered a number of factors, each of which is discussed in more detail in the enclosed proxy statement, which we believe have made a planned liquidation pursuant to the Plan of Liquidation more likely to maximize stockholder value at this time. We currently estimate that if the Plan of Liquidation Proposal is approved by our stockholders and we are able to implement the plan successfully, our liquidating distributions per share and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, would range between approximately $1.11 and $1.42 per share.
Your vote is very important. As discussed in the enclosed proxy statement, the Board believes that the Plan of Liquidation is the best alternative reasonably available to us to maximize stockholder returns at this time due to the Company’s declining liquidity and ongoing operating expenses. We cannot complete the sale of all of our properties and our dissolution pursuant to the terms of the Plan of Liquidation without the affirmative vote of a majority of all of the shares of common stock entitled to vote on the matter and the Board encourages you to vote as soon as possible in order that stockholder returns in a liquidity event may be maximized.
The Board also recommends that you vote FOR all of the nominated directors, FOR the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and FOR the Adjournment Proposal.
Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card, or submit your proxy by telephone or the Internet, if eligible, as soon as possible. If you hold your shares in “street name,” you should instruct your broker how to vote in accordance with your voting instruction card.
You are encouraged to review carefully the enclosed proxy statement, as it explains the reasons for the proposals to be voted on at the annual meeting and contains other important information, including a copy of the Plan of Liquidation, which is attached at Annex A. In particular, please review the matters referred to under “Risk Factors” for a discussion of the risks related to the Plan of Liquidation.

Sincerely, Matthew Schreiber. Chief Executive Officer

STRATEGIC REALTY TRUST, INC.
550 W. Adams St., Suite 200
Chicago, Illinois, 60661

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
AND INTERNET AVAILABILITY OF PROXY MATERIALS

Dear Stockholder:
On Wednesday, August 23, 2023, Strategic Realty Trust, Inc. (“we,” “us,” or the Company”) will hold the 2023 annual meeting of stockholders at 10 S. Riverside Plaza, Suite 800, Chicago, Illinois 60606. The meeting will begin at 9:00 a.m. Central Time.
We are holding this meeting to:
1.Approve a plan of complete liquidation and dissolution of the Company, as more fully described in the accompanying proxy statement (the “Plan of Liquidation”). The proposal related to the Plan of Liquidation is referred to herein as the “Plan of Liquidation Proposal.” The principal purpose of the Plan of Liquidation is to provide liquidity to our stockholders by selling our properties, paying our debts and distributing the net proceeds from liquidation to you.
The board of directors recommends a vote FOR the Plan of Liquidation Proposal.

2.Elect two nominees to the board of directors to serve until the 2024 annual meeting of stockholders and until their successor(s) are duly elected and qualified, one nominee to the board of directors to serve until the 2025 annual meeting of stockholders and until his successor is duly elected and qualified, and one nominee to serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified.
The board of directors recommends a vote FOR these nominees to the board of directors.
3.Ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
The board of directors recommends a vote FOR the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2023.
4.Vote on a proposal that would permit us to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and subsequently, to adjourn the annual meeting, to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting (the “Adjournment Proposal”).
The board of directors recommends a vote FOR the Adjournment Proposal.
The board of directors has selected May 30, 2023, as the record date for determining stockholders entitled to vote at the meeting.
This proxy statement and proxy card are being mailed to you on or about May 31, 2023, along with a copy of our 2022 annual report.
Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded as early as possible. Please complete, sign and date the accompanying proxy card and return it in the accompanying self-addressed postage-paid return envelope. Alternatively, you may be able to vote over the Internet or by telephone, depending on how your account is registered. Please refer to the instructions on your proxy card.
Your vote is very important! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 23, 2023:
Our proxy statement, form of proxy card and 2022 annual report to stockholders are also available at www.srtreit.com.

By Order of the Board of Directors,

Matthew Schreiber
Chief Executive Officer and Assistant Secretary

May 31, 2023
Chicago, Illinois

STRATEGIC REALTY TRUST, INC.
550 W. Adams St., Suite 200
Chicago, Illinois, 60661
(312) 878-4848
_________________________________________________
PROXY STATEMENT
_________________________________________________
Annual Meeting Information and Purpose of Proxy Statement
We are providing these proxy materials in connection with the solicitation by the board of directors of Strategic Realty Trust, Inc. (“Strategic Realty Trust,” the “Company,” “we,” “our,” or “us”), a Maryland corporation, of proxies for use at the 2023 annual meeting of stockholders to be held on August 23, 2023, at 9:00 a.m. Central Time at 10 S. Riverside Plaza, Suite 800, Chicago, Illinois 60606, and at any adjournments or postponements thereof for the purposes set forth in the accompanying Notice of 2023 Annual Meeting of Stockholders (the “Notice of 2023 Annual Meeting”).
This proxy statement, which includes the Notice of 2023 Annual Meeting, and the accompanying form of proxy and voting instructions are first being mailed or given to stockholders on or about May 31, 2023.
Annual Report
On or about May 31, 2023, our Annual Report for the year ended December 31, 2022 (which includes a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”)) was mailed to each of our stockholders of record as of the close of business on May 30, 2023.
Our Annual Report on Form 10-K, as filed with the SEC, may be accessed online through our website at www.srtreit.com or through the SEC’s website at www.sec.gov. In addition, you may request a copy of our Annual Report on Form 10-K by writing to us at the following address: 550 W. Adams St., Suite 200, Chicago, Illinois 60661.
QUESTIONS AND ANSWERS ABOUT THE MEETING, VOTING AND THE PLAN OF LIQUIDATION
The following are some questions that you, as a stockholder of Strategic Realty Trust, Inc. may have regarding the annual meeting, voting and the Plan of Liquidation (defined below) and brief answers to those questions. We urge you to read carefully the remainder of this proxy statement because the information in this section may not provide all the information that might be important to you with respect to the proposals being considered at the annual meeting. Additional important information is also contained in the annexes to, and the documents incorporated by reference in, this proxy statement. In this section and elsewhere in this proxy statement, references to “you” refers to the Company’s stockholders to whom the notice of annual meeting and this proxy statement are addressed.
Questions About the Annual Meeting and Voting.
Q:    Why did you send me this proxy statement?
A:    We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the 2023 annual stockholders meeting. You owned shares of record of our common stock at the close of business on May 30, 2023, the record date for the annual meeting, and, therefore, are entitled to vote at the annual meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and is designed to assist you in voting. You do not need to attend the annual meeting in person in order to vote.
Q:    What is a proxy?
A:    A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Ryan Hess, Chief Financial Officer of the Company, as your proxy, and you are giving him permission to vote your shares of common stock at the annual meeting. The appointed proxy will vote your shares of common stock as you instruct, unless you submit your proxy without instructions.
If you submit your proxy without instruction, he will vote:
•FOR the proposed plan of complete liquidation and dissolution of the Company, as more fully described in this proxy statement (the “Plan of Liquidation,” and the proposal the “Plan of Liquidation Proposal”),
•FOR the election of the nominees to the board of directors,

•FOR the ratification of the appointment of Moss Adams LLP (“Moss Adams”) as our independent registered public accounting firm for the year ending December 31, 2023, and
•FOR a proposal that would permit us (a) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and (b) subsequently, to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting (the “Adjournment Proposal”).
With respect to any other proposals to be voted upon, he will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in his discretion. If you do not submit your proxy, your shares will not be voted at the annual meeting. This is why it is important for you to return your proxy card to us (or authorize a proxy over the Internet or by telephone, if eligible) as soon as possible whether or not you plan on attending the annual meeting.
Q:    When is the annual meeting and where will it be held?
A:    The 2023 annual meeting of stockholders will be held on August 23, 2023, at 9:00 a.m. Central Time at 10 S. Riverside Plaza, Suite 800, Chicago, Illinois 60606.
Q:    What is the purpose of the 2023 annual meeting?
A: At the 2023 annual meeting, stockholders will vote on the Plan of Liquidation, the election of four nominees to serve on the board of directors, the ratification of the appointment of Moss Adams as our independent registered public accounting firm for the year ending December 31, 2023, and the Adjournment Proposal.
In addition, representatives of Moss Adams, our independent registered public accounting firm, are expected to attend the 2023 annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders.
Q:    What is the board of directors’ voting recommendation?
A:    The board of directors recommends a vote FOR the Plan of Liquidation Proposal, FOR the election of the nominees to the board of directors, FOR the ratification of the appointment of Moss Adams as our independent registered public accounting firm for the year ending December 31, 2023 and FOR the Adjournment Proposal.
Q:    Who is entitled to vote?
A:    Only stockholders of record at the close of business on May 30, 2023, the record date, are entitled to receive notice of the annual meeting and to vote the shares of common stock of the Company that they hold on the record date at the annual meeting, or any postponements or adjournments thereof. As of the record date, there were 10,752,966 shares of common stock issued and outstanding and entitled to vote. Each outstanding share of common stock entitles its holder to cast one vote on each proposal to be voted on.
Q:    What constitutes a quorum?
A:    A quorum consists of the presence in person or by proxy of stockholders entitled to cast 50% of all the votes entitled to be cast at the annual meeting. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. Generally, if you submit your proxy, even if you abstain from voting, then you will still be considered part of the quorum.
If a quorum is not present at the annual meeting, the chairman of the meeting may adjourn the annual meeting to another date, time or place, not later than 120 days after the original record date of May 30, 2023. Notice need not be given of the new date, time or place if announced at the annual meeting before an adjournment is taken.
Q:    Can I attend the annual meeting?
A:    You are invited to attend the annual meeting if you were a stockholder of record or a beneficial holder as of the close of business on May 30, 2023, or you hold a valid legal proxy for the 2023 annual meeting. If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the annual meeting. You should be prepared to present photo identification for admission. If you are a beneficial holder, you will need to provide proof of beneficial ownership on the record date as well as your photo identification, for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting.
Q:    How do I vote my shares?
A:    Stockholders of record may vote their shares in the following manner:
•Authorizing a Proxy by Mail — Stockholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed postage-paid return envelope.

•Authorizing a Proxy via the Internet — Eligible stockholders may authorize a proxy by going to www.proxyvote.com and following the online instructions.
•Authorizing a Proxy by Telephone — Eligible stockholders may authorize a proxy by calling 1-800-690-6903 and following the recorded instructions.
•In Person at the Meeting — Stockholders of record may vote in person at the annual meeting. Written ballots will be passed out to those stockholders who want to vote at the meeting.
For those stockholders eligible to vote by Internet, we encourage you to do so, since this method of voting is quick, convenient, and cost-efficient. Please refer to your proxy card to see if you are eligible to vote by telephone or internet. When you vote via the Internet or by telephone prior to the annual meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.
If your shares are held by a bank, broker or other nominee (that is, in “street name”), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or nominee regarding how to vote. In addition, because a beneficial owner is not the stockholder of record, you may not vote shares held by a bank, broker or nominee in street name at the annual meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the meeting.
If you elect to attend the meeting, you can submit your vote in person, and any previous votes that you submitted will be superseded.
Q:    What if I submit my proxy and then change my mind?
A:    You have the right to revoke your proxy at any time before the annual meeting by:
•delivering to our secretary a written notice of revocation;
•returning a properly signed proxy bearing a later date; or
•attending the annual meeting and voting in person (although attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request).
To revoke a proxy previously submitted by mail or authorized via telephone or the Internet, you may simply authorize a proxy again at a later date using one of the procedures set forth above, but before the deadline for mail, telephone, or Internet voting, in which case the later submitted proxy will be recorded and the earlier proxy revoked.
If a broker or other nominee holds your stock on your behalf, you must contact your broker, bank or other nominee to change your vote.
Q:    What happens if additional proposals are presented at the annual meeting?
A:    Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the annual meeting. If other matters are presented and you are voting by proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.
Q:    Will my vote make a difference?
A:    Yes. Your vote could affect the proposals described in this proxy statement. Moreover, your vote is needed to ensure that a quorum is present at the annual meeting so that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Q.    What are the voting requirements for the Plan of Liquidation Proposal?
A:    The affirmative vote of a majority of all of the shares of common stock entitled to vote on the Plan of Liquidation Proposal is required for approval of the Plan of Liquidation Proposal. Because of this majority vote requirement, “ABSTAIN” votes and broker non-votes (discussed below) will have the effect of a vote against the Plan of Liquidation Proposal. If you submit a proxy card with no further instructions, your shares will be voted FOR the Plan of Liquidation Proposal.
Q:    What are the voting requirements to elect the director nominees?
A:    Under our charter, the election of a director requires the affirmative vote of holders of a majority of the shares entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present. This means that, of the shares present in person or by proxy at an annual meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, abstentions and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a

“holdover” director until his or her successor is duly elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted FOR each nominee.
Q:    What are the voting requirements for the ratification of the appointment of Moss Adams as our independent registered public accounting firm for the year ending December 31, 2023?
A:    A majority of the votes cast at an annual meeting at which a quorum is present is required for the ratification of the appointment of Moss Adams as our independent registered public accounting firm for the year ending December 31, 2023. Abstentions will have no effect on the determination of this proposal. Your shares may be voted for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions. If you submit a proxy card with no further instructions, your shares will be voted FOR the ratification of the appointment of Moss Adams as our independent registered public accounting firm for the year ending December 31, 2023.
Q:    What are the voting requirements to approve the Adjournment Proposal?
A:    A majority of the votes cast at an annual meeting at which a quorum is present is required for the approval of the Adjournment Proposal. Abstentions and broker non-votes will not affect the outcome of this proposal. If you submit a proxy card with no further instructions, your shares will be voted FOR the Adjournment Proposal.
Q:    What is a “broker non-vote”?
A:    A “broker non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that particular proposal and has not received instructions from the beneficial owner. Brokers are precluded from exercising their voting discretion with respect to the approval of non-routine matters, such as the approval of the Plan of Liquidation Proposal and, as a result, absent specific instructions from the beneficial owner of such shares, brokers will not vote those shares. Broker non-votes will be considered as “present” for purposes of determining a quorum. Broker non-votes will have the effect of a vote AGAINST the Plan of Liquidation Proposal and AGAINST each nominee for director and no effect on the Adjournment Proposal. Because brokers have discretionary authority to vote for the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm, in the event they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to that proposal.
Your broker will send you information to instruct it on how to vote on your behalf. If you do not receive a voting instruction card from your broker, please contact your broker promptly to obtain a voting instruction card. Your vote is important to the success of the proposals. We encourage all of our stockholders whose shares are held by a broker to provide their brokers with instructions on how to vote.
Q:    How are proxies being solicited?
A:    In addition to mailing proxy solicitation materials, our directors and employees of our advisor or its affiliates may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate. Additionally, we have retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist us in the proxy solicitation process. If you need any assistance, or have any questions regarding the proposals or how to cast your vote, you may contact Broadridge at (888) 777-1346.
Q:    Who will bear the costs of soliciting votes for the meeting?
A:    The Company will bear the entire cost of its solicitation of proxies from its stockholders. Our directors, officers and employees of our advisor and its affiliates will not receive any additional compensation for such solicitation activities. We anticipate that for Broadridge’s solicitation services we will pay approximately $40,000, plus reimbursement of Broadridge’s out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.
Q:    Who will count the votes?
A:    The board of directors will appoint an independent inspector of elections to tabulate the votes.
Q.    What should I do if I receive more than one set of voting materials for the annual meeting?
A.    You may receive more than one set of voting materials for the annual meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card and voting instruction form. For each and every proxy card and voting instruction form that you receive, please authorize a proxy as soon as possible using one of the following methods:
•Authorizing a Proxy by Mail — Stockholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed postage-paid return envelope.

•Authorizing a Proxy via the Internet — Eligible stockholders may authorize a proxy by going to www.proxyvote.com and following the online instructions.
•Authorizing a Proxy by Telephone — Eligible stockholders may authorize a proxy by calling 1-800-690-6903 and following the recorded instructions.
•In Person at the Meeting — Stockholders of record may vote in person at the annual meeting. Written ballots will be passed out to those stockholders who want to vote at the meeting.
Q.    What should I do if only one set of voting materials for the annual meeting is sent and there are multiple Company stockholders in my household?
A.    Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this proxy statement to you if you contact Broadridge at 800-574-5897.
Q:    Where can I find the voting results of the annual meeting?
A:    The Company will report voting results in a Current Report on Form 8-K filed with the SEC within four business days following the annual meeting. If final voting results are not known when such report is filed, they will be announced in an amendment to such report within four business days after the final results become known.
Q:    Where can I find more information?
A:    Additional information about us can be obtained from the various sources described under “Where You Can Find More Information” in this proxy statement.
Questions About the Plan of Liquidation Proposal
Q.    Why is the Plan of Liquidation Proposal being made?
A.    We were formed in September 2008 as a Maryland corporation and have elected annually to be taxed as a real estate investment trust (“REIT”) beginning with the taxable year ended December 31, 2009.
From August 7, 2009 through February 7, 2013, we conducted an initial public offering pursuant to which we raised $104.7 million in gross primary offering proceeds through the sale of 10,688,940 shares of common stock and an additional $3.6 million in gross offering proceeds through the sale of 391,182 shares of common stock in our distribution reinvestment plan.
With the net proceeds from the initial public offering, we pursued a strategy of investing in income-producing retail properties and specifically, acquiring high-quality urban retail properties in major west coast markets. Following our transition to a new advisor in August 2013, our board of directors pursued a strategic plan to recycle equity from properties held at the time of the transition, which we refer to as “legacy properties,” with the goal that a fully recycled and focused high-quality west coast urban retail portfolio would maximize stockholder returns over the long term. In April 2021, we completed the sale of our last legacy property, Shops at Turkey Creek (the property was initially under contract in January 2020; however, the original buyer canceled the contract due to the uncertainty of the COVID-19 pandemic on the real estate lending and financial markets). Following the sale, an undeveloped land parcel remains the only legacy property in the portfolio.
In 2020 our focus necessarily shifted from completing the strategic recycling of the portfolio to guiding the portfolio through the COVID-19 pandemic and then expediting the portfolio’s recovery from the COVID-19 pandemic and other macroeconomic headwinds. In the fourth quarter of 2022, in furtherance of this goal, we completed the sale of 3032 Wilshire and Sunset & Gardner, two development projects that accounted for a majority of our GAAP net losses during the previous three years. Following the sale of the two develop projects, our current portfolio consists of six retail properties, excluding an undeveloped land parcel, comprising an aggregate of approximately 27,000 square feet of multi-tenant, retail space located in California.
As part of its ongoing oversight, direction and management of the Company, our board of directors and management team regularly review and discuss the Company’s performance, business plan, strategic direction and future prospects. In particular, our board of directors has been focused on positioning the Company for a liquidity event for some time given the Company’s status as a non-traded REIT and the fact that many of our investors have held their shares for between 10 and 14 years and the share redemption program has been unavailable to many stockholders for over 10 years.
On February 1, 2023, at a regularly scheduled board meeting following the successful stabilization of the portfolio, the board of directors requested that SRT Advisor, LLC (“SRT Advisor”), our external advisor, work with DLA Piper LLP (US) (“DLA Piper”), outside legal counsel to the Company, to prepare a presentation for the board of directors regarding a liquidation strategy for the Company.

On March 1, 2023, the board of directors held a meeting at which a representative of DLA Piper reviewed with the board of directors an outline of the process and considerations for the liquidation and dissolution of the Company.
On April 5, 2023, the board of directors held a meeting at which SRT Advisor reviewed the strategic alternatives available to the Company and recommended moving forward with a plan of liquidation. SRT Advisor presented a number of considerations, including (i) the limited number of the Company’s assets, (ii) the Company’s performance since inception, (iii) the declining prospects for the Company’s financial viability and future ability to meet its expenses as a public reporting company and (iv) alternatives to liquidation, including continuing under the current business plan, raising additional capital, and seeking to dispose of our assets through a merger or a portfolio sale. After reviewing the alternatives reasonably available to us, the board of directors determined, based on the recommendation of SRT Advisor, that it was in our best interest and the best interest of our stockholders to proceed with pursuing a liquidation strategy through asset sales and authorized SRT Advisor to develop a plan of liquidation for approval by our board of directors and submission to our stockholders.
On April 10, 2023, the Company retained Robert A. Stanger & Co., Inc. (“Stanger”) to deliver an opinion regarding the reasonableness, from a financial point of view, of our estimated range of liquidating distributions per share as prepared by management, should the board of directors determine to approve a plan of liquidation and dissolution
On May 12, 2023, the board of directors held a meeting to review the liquidation strategy prepared by SRT Advisor. Also in attendance at the meeting were members of management as well as a representative from the Company’s outside legal counsel and Stanger, reasonableness opinion provider to the board of directors. At that meeting, SRT Advisor recommended to the board of directors that it would be in our best interest and the best interest of our stockholders to engage in a planned liquidation pursuant to the Plan of Liquidation.
The board of directors carefully reviewed and considered the terms and conditions of the Plan of Liquidation and the transactions contemplated by that plan, as well as the other alternatives described in this proxy statement, and the board of directors reviewed the opinion and presentation by Stanger as to the reasonableness, from a financial point of view, of management’s estimated range of liquidating distributions per share to be received by our stockholders in a planned liquidation pursuant to the Plan of Liquidation. See “What alternatives to the Plan of Liquidation have you considered?” below for a discussion of other alternatives considered.
Following a thorough discussion, on May 12, 2023, the board of directors concluded that a planned liquidation pursuant to the Plan of Liquidation was in the Company’s best interest and the best interest of our stockholders and unanimously determined that the terms of the Plan of Liquidation are advisable and in your best interest. For a discussion of the reasons for the Plan of Liquidation, see “Proposal 1. The Plan of Liquidation Proposal – Reasons for the Plan of Liquidation Proposal; Recommendation of the Board of Directors.” The board of directors also unanimously recommended that our stockholders approve the Plan of Liquidation Proposal. Based on the most recent information available to us, we currently estimate that if the Plan of Liquidation Proposal is approved by our stockholders and we are able to implement the plan successfully, our liquidating distributions per share and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, would range between approximately $1.11 and $1.42 per share.
Our range of estimated liquidating distributions per share is based upon market, economic, financial and other circumstances and conditions existing as of the date of this proxy statement. The ongoing challenges affecting the U.S. commercial real estate industry is one of the most significant risks and uncertainties we face with respect to the Plan of Liquidation and the ultimate amount of liquidating distributions received by stockholders. The combination of the continued economic slowdown, rising interest rates and significant inflation (or the perception that any of these events may continue) as well as a lack of lending activity in the debt markets have contributed to considerable weakness in the commercial real estate markets. Moreover, valuations for U.S. commercial retail properties continue to fluctuate due to weakness in the current real estate capital markets as a result of the factors above and the lack of transaction volume for U.S. commercial retail properties, increasing the uncertainty of valuations in the current market environment. All of these factors could adversely impact the amount of liquidating distributions we pay to our stockholders.
Q.    What will happen if the Plan of Liquidation Proposal is not approved by our stockholders?
A:    We cannot complete the sale of all of our assets or our dissolution pursuant to the terms of the Plan of Liquidation unless our stockholders approve the Plan of Liquidation Proposal. If the Plan of Liquidation Proposal is not approved by our stockholders, the board of directors will meet to determine what other alternatives to pursue in the best interest of the Company and our stockholders, including, without limitation, continuing to operate under our current business plan or seeking approval of a plan of liquidation at a future date.
Q.    What alternatives to the Plan of Liquidation have you considered?
A.    Our board of directors also explored the options of:
•continuing under the current business plan;
•raising additional capital; and

•seeking to dispose of our assets through a merger or a portfolio sale.
After reviewing the other alternatives, and taking into account the currently limited cash available to the Company, the significant expenses associated with operating as a public REIT, our limited portfolio of investments, as well as the current status of our operations and declining liquidity, the board of directors concluded that a planned liquidation pursuant to the Plan of Liquidation was in the Company’s best interest and the best interest of our stockholders. For additional information on the board of directors’ analysis of other strategic alternatives, see “Proposal 1. The Plan of Liquidation Proposal – Background of the Plan of Liquidation – Assessment of Strategic Alternatives.”
Q. What factors have most significantly impacted the net asset value of the Company and resulting range in net proceeds from liquidation?
A. With a limited real estate portfolio of urban retail properties concentrated in California, and San Francisco in particular, downturns in California geographic markets have had a more significant adverse impact on the net asset value of the Company than if the Company had been able to invest in a more diversified investment portfolio. In particular, California instituted some of the most stringent mitigation policies in response to the COVID-19 pandemic and the majority of the Company’s tenants were required to close their stores at one point during the pandemic and/or operate with significant restrictions. In addition, the Company’s operations have been impacted by the particularly tenant-friendly government mandates adopted by the City of San Francisco that limited landlords’ ability to evict tenants and collect rent. Also, the Company had invested in two development projects, 3032 Wilshire and Sunset & Gardner, which suffered from derailed leasing momentum as a result of the pandemic, and accounted for a majority of the Company’s net losses during the previous three years.
Q.    Do I have appraisal or dissenters rights in connection with the liquidation?
A.    Pursuant to Maryland law and the charter, you are not entitled to appraisal or dissenters rights (or rights of an objecting stockholder) in connection with the Plan of Liquidation.
Q.    What is the Plan of Liquidation?
A.    The Plan of Liquidation authorizes us to undertake an orderly liquidation. In an orderly liquidation, we would sell all of our assets, pay all of our known liabilities, provide for the payment of our unknown or contingent liabilities, distribute our remaining cash to our stockholders, wind up our operations and dissolve.
In order to dissolve, we will file articles of dissolution (“Articles of Dissolution”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”), our jurisdiction of incorporation, to dissolve the Company as a legal entity following the satisfaction of or provision for all our outstanding liabilities. The board of directors, in its sole discretion, will determine the timing for this filing. We may pay multiple, or a single, liquidating distribution(s) to our stockholders during the liquidation process. We will pay the final liquidating distribution after we sell all of our assets, pay or provide for all of our known liabilities and provide for unknown liabilities. We expect to complete these activities within 24 months after stockholder approval of the Plan of Liquidation. However, the completion of these activities may be delayed due to the ongoing challenges affecting the U.S. commercial real estate industry, including the continued economic slowdown, rising interest rates and significant inflation (or the perception that any of these events may continue), and a lack of lending activity in the debt markets which may impact the ability of buyers for our properties to obtain favorable financing. A final liquidating distribution to our stockholders may not be paid until all of our liabilities have been satisfied. Upon our liquidation and dissolution, the Company will cease to exist.
Q.    What are the key provisions of the Plan of Liquidation?
A.    The Plan of Liquidation provides, in pertinent part, that, among other things:
•We will be authorized to sell all of our assets, liquidate and dissolve the Company, and distribute the net proceeds from liquidation in accordance with the provisions of the charter and applicable law. Although we currently anticipate that we will sell our assets for cash and our discussion in this proxy statement contemplates that we will receive cash for the sale of our assets, the Plan of Liquidation provides that our assets may be sold for cash, notes or such other assets as may be conveniently liquidated or distributed to our stockholders.
•We will be authorized to take all necessary or advisable actions to wind up our business, pay our debts, and distribute the remaining proceeds to our stockholders.
•We will be authorized to provide for the payment of any unascertained or contingent liabilities. We may do so by purchasing insurance, by establishing a reserve fund or in other ways.

•We expect to distribute all of the net proceeds from liquidation to you within 24 months after the date the Plan of Liquidation is approved by our stockholders. However, the sale of assets and distribution of the net proceeds may be delayed due to the rising interest rate environment that is impacting the ability of buyers to obtain favorable financing, along with the elevated market and economic volatility and persistent concerns over inflation and the continuing impact of the COVID-19 pandemic on U.S. business and economic conditions. If we cannot sell our assets and pay our debts within 24 months, or if the board of directors determines that it is otherwise advisable to do so, we may transfer and assign our remaining assets to a liquidating trust. Upon such transfer and assignment, our stockholders will receive beneficial interests in the liquidating trust. The liquidating trust will pay or provide for all of our liabilities and distribute any remaining net proceeds from liquidation to the holders of beneficial interests in the liquidating trust. The amounts that you would receive from the liquidating trust are included in our estimates described above of the total amount of cash that you will receive in the liquidation.
•Prior to the acceptance for record of the Articles of Dissolution by the SDAT, the board of directors may terminate the Plan of Liquidation for any reason, subject to and contingent upon the approval of such termination by our stockholders. Notwithstanding approval of the Plan of Liquidation by our stockholders, the board of directors or, if a liquidating trust is established, the trustees of the liquidating trust, may make certain modifications or amendments to the Plan of Liquidation without further action by or approval of our stockholders to the extent permitted under law.
•Upon our liquidation and dissolution, all of our outstanding shares of stock will be cancelled and the Company will cease to exist.
For more information, see “Proposal 1: The Plan of Liquidation Proposal.”
Q.    Do you have agreements to sell your assets?
A.    As of the date of this proxy statement, we have not entered into any agreements to sell our remaining assets.
Q:    Did you obtain an opinion about the estimated range of aggregate liquidating distributions?
A:    Yes. Stanger provided an opinion, dated May 12, 2023, to the board of directors, as to the reasonableness, from a financial point of view, of management’s estimated range of liquidating distributions per share to be received by our stockholders in a planned liquidation pursuant to the Plan of Liquidation. The full text of Stanger’s written opinion is attached as Annex B to this proxy statement and is incorporated by reference into this proxy statement. The written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken by Stanger in rendering its opinion. Stanger provided its opinion for the information and assistance of the board of directors in connection with its consideration of the Plan of Liquidation. You are encouraged to read the Stanger opinion in its entirety. The Stanger opinion constitutes neither a recommendation to you as to how you should vote on the proposals set forth in this proxy statement nor a guarantee as to the actual amount of consideration that will be received by you under the Plan of Liquidation.
Q.    If the Plan of Liquidation Proposal is approved, what do you estimate that the Company’s stockholders will receive?
A.    The amount of cash that may ultimately be received by our stockholders is not yet known. However, we currently estimate that if the Plan of Liquidation Proposal is approved by our stockholders and we are able to implement the plan successfully, our liquidating distributions per share and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, would range between approximately $1.11 and $1.42 per share.
Our range of estimated liquidating distributions per share is based upon market, economic, financial and other circumstances and conditions existing as of the date of this proxy statement. The ongoing challenges affecting the U.S. commercial real estate industry is one of the most significant risks and uncertainties we face with respect to the Plan of Liquidation and the ultimate amount of liquidating distributions received by stockholders. The combination of the continued economic slowdown, rising interest rates and significant inflation (or the perception that any of these events may continue) as well as a lack of lending activity in the debt markets have contributed to considerable weakness in the commercial real estate markets.
There are many factors in addition to changes to our real estate values from our estimates that may affect the amount of liquidating distributions available for distribution to our stockholders, including, among other factors: (i) changes in market demand that affect the timing of the disposition of our properties during the liquidation process, (ii) the amount of taxes, transaction fees and expenses relating to the Plan of Liquidation, and (iii) amounts needed to pay or provide for our liabilities and expenses, including unanticipated or contingent liabilities that could arise. No assurance can be given as to the amount of liquidating distributions you will ultimately receive. If we have underestimated our existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount ultimately distributed to our stockholders could be less than that set forth above. All of these factors could adversely impact the amount of liquidating distributions we pay to our stockholders. See “Risk Factors” and “Proposal 1: The Plan of Liquidation Proposal – Background of the Plan of Liquidation.”

Q. Including the estimated liquidating distributions per share, if the Plan of Liquidation Proposal is approved, what will be the cumulative per share amount of distributions paid to the Company’s stockholders?
A. Assuming the Plan of Liquidation Proposal is approved, the cumulative amount of distributions a stockholder receives from us will vary depending on the date on which the stockholder purchased their shares and will generally be unique to each stockholder. We note that from inception, the Company has paid distributions, including a special distribution in November 2015 in cash and common stock, of $29,106,639. Based solely on the 10,957,289 fully diluted shares currently outstanding and the total amount of distributions paid by the Company since inception, distributions per share since inception would equal $2.66. As the Company has issued and redeemed shares over the course of its life cycle this distributions per share since inception number is not representative of distributions received by any one stockholder. In addition, it does not take into account amounts invested and paid for the redemption of common stock. Stockholders who purchased shares earlier in the offering would have received more than this amount and stockholders who purchased shares later in the offering would have received less than this amount. However, based solely on this estimate of distributions per share since inception, a stockholder may receive total cumulative distributions (including the estimated range of liquidating distributions per share), that range between $3.77 and $4.08 per share. Stockholders should consult their individual account statements for information regarding distributions received from the Company to date. Further, see “If the Plan of Liquidation Proposal is approved, what do you estimated that the Company’s stockholders will receive?” above for a discussion of the factors that could cause our range of estimated liquidating distributions per share to vary from our estimate.
Q.    When will I receive my liquidating distributions?
A.    If the Plan of Liquidation is approved by our stockholders, we may pay multiple, or a single, liquidating distribution payment(s) to our stockholders during the liquidation process. The final liquidating distribution will be paid after we sell all of our properties, pay all of our known liabilities and provide for unknown liabilities. We expect to complete these activities within 24 months after stockholder approval of the Plan of Liquidation. However, the completion of these activities may be delayed due to the continuing impact of the ongoing challenges affecting the U.S. commercial real estate industry, including the continued economic slowdown, rising interest rates and significant inflation (or the perception that any of these events may continue), and a lack of lending activity in the debt markets which may impact the ability of buyers for our properties to obtain favorable financing. If we have not sold all of our properties and paid all of our liabilities within 24 months after stockholder approval of the Plan of Liquidation, or if the board of directors otherwise determine that it is advantageous to do so, we may transfer our remaining assets and liabilities to a liquidating trust. We would then distribute beneficial interests in the liquidating trust to our stockholders. If we establish a reserve fund, we may pay a final distribution from any funds remaining in the reserve fund after we determine that all of our liabilities have been paid.
The actual amounts and timing of the liquidating distributions will be determined by the board of directors or, if a liquidating trust is formed, by the trustees of the liquidating trust, in their discretion. If you transfer your shares during the liquidation process, the right to receive liquidating distributions will transfer with those shares.
Q.    What is a liquidating trust?
A.    A liquidating trust is a trust organized for the primary purpose of liquidating and distributing the assets transferred to it. If we form a liquidating trust, we will transfer to our stockholders beneficial interests in the liquidating trust. This transfer of beneficial interests will constitute a taxable distribution to you in redemption of your ownership of our common stock. Beneficial interests in the liquidating trust will generally not be transferable by you.
Q.    What will happen to my shares of stock?
A.    If our stockholders approve the Plan of Liquidation Proposal, after we have sold all of our assets, satisfied our liabilities, paid our final liquidating distribution to our stockholders and filed the Articles of Dissolution with the SDAT, all shares of our common stock owned by you will be cancelled.
Q.    Do your directors and officers, SRT Advisor or its affiliates have any interests in the liquidation that differ from my own?
A.    Yes, some of our directors and officers and SRT Advisor and its affiliates may have interests in the liquidation that are different from your interests as a stockholder, including the following:
•SRT Advisor earns asset management fees from us and receives reimbursement of certain of its operating costs. SRT Advisor will continue to earn such fees and receive reimbursements as long as we continue to own any properties, and SRT Advisor will receive reimbursements for expenses until our liquidation and dissolution are complete. Assuming upon renewal of the Advisory Agreement, the asset management fee remains capped at $250,000 in the aggregate for a twelve-month period commencing August 2023, we project that we may pay SRT Advisor an aggregate of approximately $396,000 for asset management fees and reimbursement of certain of its operating expenses in 2023 and 2024 during the liquidation process, although this estimate may vary significantly based on the timing of property sales.

•SRT Advisor may be entitled to disposition fees in connection with the sale of our assets. If the independent directors determine that SRT Advisor or any of its affiliates provides a substantial amount of services in connection with a sale, SRT Advisor or such affiliate will receive a fee at the closing of the sale equal up to 50% of a competitive real estate commission, but not to exceed 3% of the contract sales price. These disposition fees are estimated to be between approximately $1,006,000 and $1,117,000, depending upon and correlated to the price we receive for the sale of our assets.
Consequently, some of our directors and officers and SRT Advisor, in some instances, may be more motivated to support the Plan of Liquidation than might otherwise be the case if they did not expect to receive those payments. Additionally, because of the above potential conflicts of interest, some of our directors and officers and SRT Advisor may be motivated to make decisions or take actions based on factors other than the best interest of our stockholders throughout the liquidation process. The board of directors was aware of these interests and considered them in making their recommendations. For further information regarding interests that differ from your interests please see “Proposal 1. The Plan of Liquidation Proposal Interests in the Plan of Liquidation that Differ from Your Interests.”
Q.    Are there any risks related to the Plan of Liquidation?
A.    Yes. You should carefully review the section of this proxy statement entitled “Risk Factors.”
Q.    What are the United States federal income tax consequences of the Plan of Liquidation?
A.    Subject to the limitations, assumptions, and qualifications described in this proxy statement and the approval by our stockholders of the Plan of Liquidation, the intended liquidation and dissolution of the Company pursuant to the Plan of Liquidation will constitute a taxable distribution to you in redemption of your ownership of our common stock, with the following material federal income tax consequences to our stockholders.
In general, if the Plan of Liquidation is approved and we are liquidated, you will realize, for U.S. federal income tax purposes, gain or loss equal to the difference between the cash distributed to you by the Company and your adjusted tax basis in our common stock. Note that any loss inherent in your common stock would not be recognizable until the final liquidating distribution is made, which would likely be during the 2025 taxable year. If we distribute beneficial interests in a liquidating trust (as defined in the section entitled “Material United States Federal Income Tax Consequences” in this proxy statement) to you, you would be required to recognize any gain in the taxable year of the distribution of the liquidating trust beneficial interests (to the extent that you have not recognized such gain in prior taxable years), although you may not receive the cash necessary to pay the tax on such gain. If you receive cash from the liquidating trust, you may receive such cash after the due date for filing your tax return and paying the tax on such gain. Distributions of beneficial interests in the liquidating trust will also constitute a final liquidating distribution that should allow the recognition of any loss. A summary of the possible tax consequences to you is included in “Material United States Federal Income Tax Consequences” in this proxy statement.
YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF SUCH TRANSACTIONS.
Q.    Why is the Company seeking a stockholder vote on the Adjournment Proposal?
A.    Adjourning the annual meeting to a later date will give us additional time to solicit proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting. Consequently, we are seeking your approval of the Adjournment Proposal to permit us (i) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and (ii) subsequently, to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting.
RISK FACTORS
The following risk factors, together with the other information in this proxy statement and in the “Risk Factors” sections included in the documents incorporated by reference in this proxy statement (see “Where You Can Find More Information”), should be carefully considered by each of our stockholders before deciding whether to vote to approve the Plan of Liquidation Proposal as described in this proxy statement. In addition, our stockholders should keep in mind that the risks described below are not the only risks that are relevant to a voting decision. The risks described below are the risks that we currently believe are the material risks of which our stockholders should be aware. However, additional risks that are not presently known to us, or that we currently believe are not material, may also prove to be important.

RISKS THAT MAY DELAY OR REDUCE OUR LIQUIDATING DISTRIBUTIONS
We currently estimate that, if the Plan of Liquidation Proposal is approved by our stockholders and we are able to implement the plan successfully, our liquidating distributions per share and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, would range between approximately $1.11 and $1.42 per share. We anticipate paying our liquidating distributions from the net proceeds from liquidation within 24 months after stockholder approval of the Plan of Liquidation. However, our expectations about the amount of liquidating distributions that we will pay and when we will pay them are based on certain estimates and assumptions, one or more of which may prove to be incorrect. As a result, the actual amount of liquidating distributions we pay to you may be more or less than we estimate in this proxy statement and the liquidating distributions may be paid later than we predict. In addition to the risks that we generally face in our business, factors that could cause actual liquidating distribution payments to be lower or paid later than we expect include, among others, the risks set forth below.
If any of the parties to our future sale agreements default thereunder, or if these sales do not otherwise close, our liquidating distributions may be delayed or reduced.
If you approve the Plan of Liquidation, we will seek to enter into binding sale agreements for each of our properties. The consummation of the potential sales for which we will enter into sale agreements in the future will be subject to satisfaction of closing conditions. If any of the transactions contemplated by our future sale agreements do not close because of a buyer default, failure of a closing condition or for any other reason, including the COVID-19 pandemic or other pandemics or outbreaks, political or economic instability or social unrest, the rising interest rate environment that is impacting the ability of buyers to obtain favorable financing, we will need to locate a new buyer for the properties, which we may be unable to do promptly or at prices or on terms that are as favorable as the original sale agreement. We will also incur additional costs involved in locating a new buyer and negotiating a new sale agreement for these properties. These additional costs are not included in our projections. In the event that we incur these additional costs, our liquidating distributions paid to you would be delayed or reduced.
If we are unable to find buyers for some or all of our properties within our expected timeframe or at our expected sales prices, our liquidating distributions may be delayed or reduced.
We have targeted disposition plans and timeframe estimates for each of the remaining assets of the Company. We will market our properties for sale over the coming months if our stockholders approve the Plan of Liquidation Proposal. There can be no assurance that any of our properties will sell within our expected timeframe or for their projected sales prices.
In calculating the range of estimated liquidating distributions per share, we assumed that we will be able to find buyers for all of our properties at amounts based on our estimated range of market values for each property. However, we may have overestimated the sales prices that we will ultimately be able to obtain for these assets. For example, in order to find buyers in a timely manner, we may be required to lower our asking price below the low end of our current estimate of the property’s market value. If we are not able to find buyers for these assets in a timely manner or if we have overestimated the sales prices we will receive, our liquidating distributions paid to you would be delayed or reduced. Furthermore, the range of estimated liquidating distributions per share is based upon our estimates and assumptions as of May 12, 2023, but real estate market values are constantly changing and fluctuate with changes in interest rates, supply and demand dynamics, occupancy rates, rental rates, the availability of suitable buyers and financing, the perceived quality and dependability of cash flows from properties and a number of other factors, both local and national.
In particular, global markets continue to experience significant volatility, driven by concerns over persistent inflation, rising interest rates, slowing economic growth and geopolitical uncertainty. These events as well as COVID-19 and other possible pandemics and outbreaks, political or economic instability, social unrest or other disruptions or events outside of our control may adversely affect our ability to locate buyers for our remaining properties, may delay the completion of the sales of such properties or adversely affect the price at which such properties may be sold. In addition, higher than anticipated transactional fees and expenses, environmental liabilities of which we are unaware or other unknown liabilities, if any, may adversely impact the net liquidation proceeds from those assets.
No assurance can be given as to the amount or timing of liquidating distributions you will ultimately receive. For more information on the calculation of our range of estimated liquidating distributions per share, see “Proposal 1. The Plan of Liquidation Proposal – Calculation of the Range of Estimated Liquidating distributions per share.”

Elevated market and economic volatility due to adverse economic and geopolitical conditions (such as the war in Ukraine), health crisis (such as the continuing impact of the COVID-19 pandemic), concerns over persistent inflation, rising interest rates and slowing economic growth, could have material and adverse effects on our ability to complete the Plan of Liquidation within our expected timeframe or upon the terms we expect, which could reduce or delay our liquidating distributions.
Our ability to implement the Plan of Liquidation successfully and pay liquidating distributions to our stockholders may be adversely affected by market and economic volatility experienced by the U.S. and global economies, the U.S. retail market as a whole and/or the local economies in the markets in which our properties are located. Such adverse economic and geopolitical conditions may be due to, among other issues, increased labor market challenges impacting the recruitment and retention of employees, rising inflation and interest rates, volatility in the public equity and debt markets, and international economic and other conditions, including pandemics (such as the continuing impact of the COVID-19 pandemic), geopolitical instability (such as the war in Ukraine), sanctions and other conditions beyond our control. These current conditions, or similar conditions existing in the future, may adversely affect our financial condition and ability to complete the Plan of Liquidation within our expected timeframe or upon the terms we expect as a result of one or more of the following, among other potential consequences:
•revenues from our properties could decrease due to fewer tenants and/or lower rental rates, making it more difficult for us to meet our debt service obligations on debt financing or reducing liquidating distributions available for our stockholders.
•the financial condition of our tenants may be adversely affected, which may result in tenant defaults under leases due to bankruptcy, lack of liquidity, lack of funding, operational failures or for other reasons;
•our ability to borrow on terms and conditions that we find acceptable, or at all, may be limited, which could reduce our ability to refinance existing debt and increase our future interest expense;
•the ability of potential purchasers of our assets to access the debt markets on favorable terms and conditions may be limited due to the current rising interest rate environment;
•reduced values of our properties and revenues from our properties may (i) limit our ability to dispose of assets at attractive prices, (ii) limit our ability to obtain debt financing secured by our properties, and (iii) reduce the availability of unsecured loans;
•the value and liquidity of our short-term investments and cash deposits could be reduced as a result of a deterioration of the financial condition of the institutions that hold our cash deposits or the institutions or assets in which we have made short-term investments, a dislocation of the markets for our short-term investments, increased volatility in market rates for such investments or other factors; and
•to the extent we enter into derivative financial instruments, one or more counterparties to our derivative financial instruments could default on their obligations to us, or could fail, increasing the risk that we may not realize the benefits of these instruments.
Specifically, in order to successfully complete the Plan of Liquidation, we must identify and complete one or more transactions with third parties for the sale of our remaining properties. The success, timing and terms of such transactions may be adversely impacted by the continued impacts of the COVID-19 pandemic on the market for retail real estate in the United States. Even if we are able to identify potential buyers, such buyers may have difficulty accessing debt and equity capital on attractive terms, or at all, due to rising interest rates, disruptions in the global financial markets or deteriorations in credit and financing conditions, which may affect their access to capital necessary to consummate the acquisition of our properties. If financing is unavailable to potential buyers of our properties, or if potential buyers are unwilling to engage in various transactions due to the uncertainty in the market, our ability to complete such dispositions within our expected timeframe or on the expected terms would be significantly impaired. In addition, reduced economic activity and general economic decline or recession may impact our tenants’ businesses, financial condition and liquidity and may cause one or more of our tenants to be unable to make rent payments to us timely, or at all. The continuing impact of the COVID-19 pandemic, elevated market and economic volatility due to adverse economic and geopolitical conditions and the impact on potential buyers, our tenants and general economic conditions may adversely affect our ability to close dispositions of our remaining properties and complete our Plan of Liquidation in a timely manner, upon satisfactory terms, or at all, which could cause the liquidating distributions paid to you to be delayed or reduced.

If we experience significant lease terminations and/or tenant defaults during the liquidation process or if our cash flow during the liquidation process is otherwise less than we expect, our liquidating distributions may be delayed or reduced.
In calculating our range of estimated liquidating distributions per share, we assumed that we would not experience significant lease terminations not currently known to us and that we would not experience any significant unknown tenant defaults during the liquidation process that were not subsequently cured. In addition, we assumed that our properties would continue to operate consistent with past practice, including that our tenants would continue to pay rent and operate their business in the ordinary course. Any currently known lease expirations and non-renewals of tenant leases or other events that would impact our collection of rents were considered in calculating our range of estimated liquidating distributions per share. Significant unknown lease terminations and/or tenant defaults or other reductions to our rental income during the liquidation process, would adversely affect the resale value of the properties, which would reduce our range of estimated liquidating distributions per share. To the extent that we receive less rental income than we expect during the liquidation process, our liquidating distributions will be reduced. We may also decide in the event of a tenant default to restructure the lease, which could require us to substantially reduce the rent payable to us under the lease, or make other modifications that are unfavorable to us.
If our liquidation costs or unpaid liabilities are greater than we expect, our liquidating distributions may be delayed or reduced.
Before paying the final liquidating distribution, we will need to pay or arrange for the payment of all of our transaction costs in the liquidation, all other costs and all valid claims of our creditors. The board of directors may also decide to acquire one or more insurance policies covering unknown or contingent claims against us, for which we would pay a premium that has not yet been determined. The board of directors may also decide to establish a reserve fund to pay these contingent claims. The amounts of the various transaction costs in the liquidation are not yet final, so we have used estimates of these costs in calculating the amounts of our range of estimated liquidating distributions per share. To the extent that we have underestimated these costs in calculating our projections, our actual liquidating distributions per share may be lower than the low end of our range of estimated liquidating distributions per share. In addition, if the claims of our creditors are greater than we have anticipated or we decide to acquire one or more insurance policies covering unknown or contingent claims against us, our liquidating distributions may be delayed or reduced. Further, if we establish a reserve fund, payment of liquidating distributions to you may be delayed or reduced.
Pursuing the Plan of Liquidation may cause us to fail to qualify as a REIT, which would dramatically lower the amount of our liquidating distributions.
For so long as we qualify as a REIT and distribute all of our REIT taxable income, we generally are not subject to federal income tax. Although the board of directors does not presently intend to terminate our REIT status prior to paying the final liquidating distribution to our stockholders and our dissolution, the board of directors may take actions pursuant to the Plan of Liquidation that would result in such a loss of REIT status. Upon payment of the final liquidating distribution and our dissolution, our existence and our REIT status will terminate. However, there is a risk that our actions during the liquidation process may cause us to fail to meet one or more of the requirements that must be met in order to qualify as a REIT prior to completion of the Plan of Liquidation. For example, to qualify as a REIT, generally at least 75% of our gross income in each taxable year must come from real estate sources and generally at least 95% of our gross income in each taxable year must come from real estate sources and certain other sources that are itemized in the REIT tax laws, mainly interest and dividends. We may encounter difficulties satisfying these requirements during the liquidation process. In addition, in connection with that process, we may recognize ordinary income in excess of the cash received. The REIT rules require us to pay out a large portion of our ordinary income in the form of a dividend to our stockholders. However, to the extent that we recognize ordinary income without any cash available for distribution, and if we were unable to borrow to fund the required dividend or find another way to meet the REIT distribution requirements, we may cease to qualify as a REIT. Although we expect to comply with the requirements necessary to qualify as a REIT in any taxable year, if we are unable to do so, we will, among other things (unless entitled to relief under certain statutory provisions):
•not be allowed a deduction for dividends paid to stockholders in computing our taxable income;
•be subject to federal income tax, including any applicable alternative minimum tax, on our taxable income, including recognized gains, at regular corporate rates;
•be subject to increased state and local taxes; and
•be disqualified from treatment as a REIT for the taxable year in which we lose our qualification and for the four following taxable years.
As a result of these consequences, our failure to qualify as a REIT could substantially reduce the amount of liquidating distributions we pay to our stockholders.

Pursuing the Plan of Liquidation may cause us to be subject to federal income tax, which would reduce the amount of our liquidating distributions.
We generally are not subject to federal income tax to the extent that we distribute to our stockholders during each taxable year (or, under certain circumstances, during the subsequent taxable year) dividends equal to our taxable income for the year. However, we are subject to federal income tax to the extent that our taxable income exceeds the amount of dividends paid to our stockholders for the taxable year. In addition, we are subject to a 4% nondeductible excise tax on the amount, if any, by which certain distributions paid by us with respect to any calendar year are less than the sum of 85% of our ordinary income for that year, plus 95% of our capital gain net income for that year, plus 100% of our undistributed taxable income from prior years. Although we intend to pay distributions to our stockholders sufficient to avoid the imposition of any federal income tax on our taxable income and the imposition of the excise tax, differences in timing between the actual receipt of income and actual payment of deductible expenses, and the inclusion of such income and deduction of such expenses in arriving at our taxable income, could cause us to have to either borrow funds on a short-term basis to meet the REIT distribution requirements, find another alternative for meeting the REIT distribution requirements, or pay federal income and excise taxes. The cost of borrowing or the payment of federal income and excise taxes would reduce the amount of liquidating distributions we pay to our stockholders.
So long as we continue to qualify as a REIT, any net gain from “prohibited transactions” will be subject to a 100% tax. “Prohibited transactions” are sales of property held primarily for sale to customers in the ordinary course of a trade or business. The prohibited transactions tax is intended to prevent a REIT from retaining any profit from the sales of properties held primarily for sale to customers in the ordinary course of business. The Internal Revenue Code of 1986, as amended (the “Code”) provides for a “safe harbor” which, if all its conditions are met, would protect a REIT’s property sales from being considered prohibited transactions. Whether property is held primarily for sale to customers in the ordinary course of a trade or business is a highly factual determination. We believe that all of our properties are held for investment and the production of rental income, and that none of the sales of our properties will constitute a prohibited transaction. We do not believe that the sales of our properties pursuant to the Plan of Liquidation should be subject to the prohibited transactions tax. However, due to the anticipated sales volume and other factors, the contemplated sales may not qualify for the protective safe harbor. There can, however, be no assurances that the U.S. Internal Revenue Service (the “IRS”) will not successfully challenge the characterization of properties we hold for purposes of applying the prohibited transaction tax.
Distributing beneficial interests in a liquidating trust may trigger tax consequences to our stockholders.
The REIT provisions of the Code generally require that each year we distribute as a dividend to our stockholders 90% of our REIT taxable income (determined without regard to the dividends paid deduction and excluding net capital gain). Liquidating distributions we pay pursuant to the Plan of Liquidation will qualify for the dividends paid deduction, provided that they are paid within 24 months of the adoption of such plan. Conditions may arise which cause us not to be able to liquidate within such 24-month period. For instance, it may not be possible to sell our properties at acceptable prices during such period. In such event, rather than retain our properties and risk losing our status as a REIT, we may elect to transfer our remaining assets and liabilities to a liquidating trust in order to meet the 24-month requirement. Such a transfer would be treated as a distribution of our remaining assets to our stockholders, followed by a contribution of the assets to the liquidating trust. As a result, a stockholder would recognize gain to the extent such stockholder’s share of the cash and the fair market value of any assets received by the liquidating trust was greater than the stockholder’s basis in the stock, notwithstanding that the stockholder would not contemporaneously receive a distribution of cash or any other assets with which to satisfy the resulting tax liability. To the extent such stockholder’s share of the cash and the fair market value of any assets received by the liquidating trust is less than the stockholder’s basis in the stock, such loss is expected to be recognizable at the time of the transfer to the liquidating trust, but not before such time. See “Material United States Federal Income Tax Consequences – United States Federal Income Tax Consequences to U.S. Stockholders” in this proxy statement. In addition, it is possible that the fair market value of the assets received by the liquidating trust, as estimated for purposes of determining the extent of the stockholder’s gain at the time the beneficial interests in the liquidating trust are distributed to the stockholders, will exceed the cash or fair market value of property received by the liquidating trust on a sale of the assets. In this case, the stockholder would recognize a loss in a taxable year subsequent to the taxable year in which the gain was recognized, which loss may be limited under the Code.
OTHER RISKS OF THE PROPOSALS
Our entity value may be adversely affected by adoption of the Plan of Liquidation.
Once our stockholders approve the Plan of Liquidation, we expect to be committed to winding-up our operations. This may adversely affect the value that a potential acquirer might place on the Company. It may also preclude other beneficial courses of action not yet identified by the board of directors.

There can be no assurance that a planned liquidation pursuant to the Plan of Liquidation will maximize stockholder value to a greater extent at this time than would otherwise occur through other alternatives considered by the board of directors and described in this proxy statement.
If our stockholders approve the Plan of Liquidation, they will no longer participate in any future earnings or benefit from any increases in the value of our properties once such properties are sold. Although the board of directors believes that a planned liquidation is in the Company’s best interest and the best interest of our stockholders, it is possible that pursuing one or more of the other alternatives considered by the board of directors and described in this proxy statement would maximize stockholder value to a greater extent at this time. In that case, we will be foregoing those opportunities if we implement the Plan of Liquidation.
In certain circumstances, the board of directors may terminate, amend, modify or delay implementation of the Plan of Liquidation even if it is approved by our stockholders.
The board of directors has adopted and approved the Plan of Liquidation. Nevertheless, prior to the acceptance for record of the Articles of Dissolution by the SDAT, the board of directors may terminate the Plan of Liquidation for any reason, subject to and contingent upon the approval of such termination by our stockholders. Notwithstanding approval of the Plan of Liquidation by our stockholders, the board of directors, or, if a liquidating trust is established, trustees of the liquidating trust, may make certain modifications or amendments to the Plan of Liquidation without further action by or approval of our stockholders to the extent permitted under law. Although the board of directors has no present intention to pursue any alternative to the Plan of Liquidation, the board of directors may conclude that terminating the Plan of Liquidation is in the best interest of the Company and our stockholders. If the board of directors elects to pursue any alternative to the Plan of Liquidation, our stockholders would have to approve the termination of the Plan of Liquidation and may not receive any of the consideration currently estimated to be available for distribution to our stockholders pursuant to the Plan of Liquidation.
The board of directors will have the authority to sell our assets under terms less favorable than those assumed for the purpose of estimating our net liquidation value range.
If our stockholders approve the Plan of Liquidation, our directors will have the authority to sell any and/or all of our properties on such terms and to such parties as the board of directors determines in its sole discretion including for a sales price that is less than what was estimated for purposes of determining our range in estimated liquidating distributions. Notably, our stockholders will have no subsequent opportunity to vote on such matters and will, therefore, have no right to approve or disapprove the terms of such sales.
Our stockholders could, in some circumstances, be held liable for amounts they received from us in connection with our dissolution.
If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, or if we transfer our assets to a liquidating trust and the contingency reserve and the assets held by the liquidating trust are less than the amount ultimately found payable in respect of expenses and liabilities, each of our stockholders could be held liable for the payment to our creditors of such stockholder’s pro rata portion of the excess, limited to the amounts previously received by the stockholder in distributions from us or the liquidating trust, as applicable. If a court holds at any time that we failed to make adequate provision for our expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeds the amount available from the contingency reserve and the assets of the liquidating trust, our creditors could seek an injunction to prevent us from paying distributions under the Plan of Liquidation on the grounds that the amounts to be distributed are needed to provide for the payment of such expenses and liabilities. Any such action could delay or substantially diminish the amount of liquidating distributions to be paid to our stockholders or holders of beneficial interests of any liquidating trust.
Approval of the Plan of Liquidation may lead to stockholder litigation, which could result in substantial costs and distract our management.
Extraordinary corporate actions by a company, such as our proposed Plan of Liquidation, sometimes lead to lawsuits being filed against that company. We may become involved in this type of litigation in connection with the Plan of Liquidation Proposal. As of the date of this proxy statement, no such lawsuits relative to the Plan of Liquidation were pending or, to our knowledge, threatened. However, if such a lawsuit is filed against us, the litigation could be expensive and divert management’s attention from implementing the Plan of Liquidation.
Our directors and officers and SRT Advisor and its affiliates may have conflicts of interest that may influence their support of the Plan of Liquidation and may cause them to manage our liquidation in a manner not solely in the best interest of our stockholders.
In considering the recommendations of the board of directors with respect to the Plan of Liquidation Proposal, you should be aware that some of our directors and officers and SRT Advisor and its affiliates have interests in the liquidation that are different from your interests as a stockholder. The board of directors each was aware of these actual and potential conflicts of interest and considered them in making their recommendations. Some of the conflicts of interest presented by the liquidation are summarized below.

•SRT Advisor earns asset management fees from us and receives reimbursement of certain of its operating costs. SRT Advisor will continue to earn such fees and receive reimbursements as long as we continue to own any properties, and SRT Advisor will receive reimbursements for expenses until our liquidation and dissolution are complete. Assuming upon renewal of the Advisory Agreement, the asset management fee remains capped at $250,000 in the aggregate for a twelve-month period commencing August 2023, we project that we may pay SRT Advisor an aggregate of approximately $396,000 for asset management fees and reimbursement of certain of its operating expenses in 2023 and 2024 during the liquidation process, although this estimate may vary significantly based on the timing of property sales.
•SRT Advisor may be entitled to disposition fees in connection with the sale of our assets. If the independent directors determine that SRT Advisor or any of its affiliates provides a substantial amount of services in connection with a sale, SRT Advisor or such affiliate will receive a fee at the closing of the sale equal up to 50% of a competitive real estate commission, but not to exceed 3% of the contract sales price. These disposition fees are estimated to be between approximately $1,006,000 and $1,117,000, depending upon and correlated to the price we receive for the sale of our assets.
Consequently, some of our directors and officers and SRT Advisor, in some instances, may be more motivated to support the Plan of Liquidation than might otherwise be the case if they did not expect to receive those payments. Additionally, because of the above potential conflicts of interest, our directors, our officers and SRT Advisor may be motivated to make decisions or take actions based on factors other than the best interest of our stockholders throughout the liquidation process.
Our officers, our affiliated director, SRT Advisor and the real estate professionals assembled by SRT Advisor will face competing demands on their time which may adversely affect their management of our liquidation.
We and other real estate programs affiliated with SRT Advisor rely on the key real estate professionals at SRT Advisor to manage our operations. As a result of their obligations to these other programs, our officers and SRT Advisor’s other real estate professionals face conflicts of interest in allocating their time among us, other programs they advise and SRT Advisor, as well as other business activities in which they are involved.
RISKS OF OUR BUSINESS
The risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”), as filed with the SEC, are incorporated by reference in this proxy statement.
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
The information in this proxy statement contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. We intend that such forward-looking statements be subject to the safe harbors created by Section 21E of the Exchange Act. These statements include statements regarding the intent, belief or current expectations of the Company and members of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “could,” “continues,” “pro forma” or similar expressions. Among many other examples, the following statements are examples of the forward-looking statements in this proxy statement:
•all predictions of the amount and timing of liquidating distributions to be received by our stockholders;
•all statements regarding our ability to continue to qualify as a REIT;
•all statements regarding how the board of directors will interpret and comply with the terms of the Plan of Liquidation;
•all statements regarding the timing of property dispositions and the sales price we will receive for our properties; and
•all statements regarding future cash flows, future business prospects, future revenues, future working capital, the amount of cash reserves we may establish in the future, future liquidity, future capital needs, future interest costs, future income or the effects of the liquidation.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Such statements are subject to known and unknown risks and uncertainties and other unpredictable factors, many of which are beyond our control. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. Many relevant risks are described under the caption “Risk Factors” in this proxy statement, as well as throughout this proxy statement and the incorporated documents, including those in the 2022 Annual Report, and you should consider these important cautionary factors as you read this document.
Our actual results, performance or achievements may differ materially from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements. Among the factors that could cause such a difference are:
•uncertainties relating to the implementation of our liquidation strategy, including uncertainties relating to our ability to successfully dispose of our remaining properties at the times and the prices we expect;

•uncertainties relating to whether a planned liquidation pursuant to the Plan of Liquidation will maximize stockholder value to a greater extent at this time than would otherwise occur through the other alternatives considered by the board of directors and described in this proxy statement;
•uncertainties relating to future political, economic, competitive and market conditions, including with respect to concerns over persistent inflation, rising interest rates, slowing economic growth and geopolitical uncertainty;
•uncertainties relating to our portfolio, including uncertainties relating to our ability to maintain occupancy levels and lease rates at our real estate properties, and uncertainties relating to our operations;
•uncertainties relating to the continuing impact of the novel coronavirus (COVID-19) pandemic on U.S. business and economic conditions and the demand for space, our operations and those of our tenants;
•uncertainties relating to certain tax matters, including the IRS treating the sale of our properties pursuant to the Plan of Liquidation as subject to the prohibited transactions tax;
•uncertainties regarding the impact of regulations, changes in government policy and industry competition;
•uncertainties regarding potential stockholder litigation as a result of the Plan of Liquidation Proposal; and
•other risks detailed from time to time in our reports filed with the SEC. Please refer to our SEC filings for a description of such factors.
The cautionary statements contained or referred to in this proxy statement should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. The Company undertakes no obligation to update or revise forward-looking statements in this proxy statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

BOARD OF DIRECTORS
Information about Director Nominees
The following table and biographical description set forth information with respect to Matthew Schreiber, Todd A. Spitzer, Philip I. Levin and Jeffrey S. Rogers, our director nominees. Messrs. Schreiber, Spitzer, Levin and Rogers are currently members of our board of directors.

Name	Age*	Position
Todd A. Spitzer	62	Chairman of the Board and Independent Director
Phillip I. Levin	83	Independent Director
Jeffrey S. Rogers	54	Independent Director
Matthew Schreiber	42	Chief Executive Officer, Assistant Secretary and Director
*As of April 1, 2023
Todd A. Spitzer has served as one of our independent directors since January 22, 2014. Mr. Spitzer has also served as the Chairman of our board of directors. Mr. Spitzer is currently the District Attorney for Orange County, California, taking office in January of 2019. Prior to his election as District Attorney, Mr. Spitzer served as Supervisor for the Third District of Orange County. Mr. Spitzer previously chaired the Orange County California Transportation Authority’s Finance and Administration Committee from January 2013 to December of 2018, where he oversaw the finances of the $1.2 billion agency, as well as the funds managed through the county’s transportation taxes. From January 2013 until December of 2018, he was also a voting member of the Foothill and San Joaquin Hills Transportation Corridor Agencies. In addition, from 2011 to January 2019, Mr. Spitzer was a consultant and social media advisor with expertise designing social media platforms and policies for broker-dealers regulated by FINRA and the SEC. From 2010 to the present, Mr. Spitzer has also served as an attorney at law at the Spitzer Law Office. From 2008 through 2010, Mr. Spitzer served as an assistant district attorney in the Orange County California District Attorney’s Office. Between December 2002 and November 2008, Mr. Spitzer served as an elected member of the California State Assembly. Mr. Spitzer earned a Master in Public Policy degree from the University of California, Berkeley in Berkeley, California, a Juris Doctorate degree from the University of California Hastings College of Law, in San Francisco, California, and a Bachelor of Arts degree in Government from the University of California, Los Angeles in Los Angeles, California.
The board of directors has determined that Mr. Spitzer is qualified to serve as one of our directors due to the depth of his experience in public policy and governance and his professional experience as an attorney.

Philip I. Levin has served as one of our independent directors since April 2011. Mr. Levin has served, since 1991, as President of Levin Development Company, a real estate development and consulting firm. Prior to founding Levin Development Company in 1991, Mr. Levin served for approximately 16 years with Coopers & Lybrand, L.L.P. (now PricewaterhouseCoopers), where he became the Managing Partner of the firm’s consulting practice in Michigan. From 1970 to 1974, Mr. Levin served as Manager of the Consulting Services Division of Arthur Young & Company (now Ernst & Young) in Toledo, Ohio. Prior to joining Arthur Young & Company, Mr. Levin served as a Financial Analyst for Ford Motor Company for approximately eight years. Mr. Levin holds a Master of Business Administration in Finance and a Bachelor of Science degree in Accounting from the University of Pittsburgh.
The board of directors has determined that Mr. Levin is qualified to serve as one of our directors due to his experience as an officer of a real estate development and consulting firm and his professional experience as a certified public accountant. In addition, the board of directors believes that Mr. Levin is qualified to serve as the financial expert and chairperson of the audit committee due to his extensive experience as a certified public accountant.
Jeffrey S. Rogers has served as one of our independent directors since March 2009. Mr. Rogers is the President and Chief Executive Officer of LiftForward, Inc., which provides OEMs, banks and retailers with software that power subscription programs. Prior to LiftForward, Mr. Rogers was the President and Chief Operating Officer of Integra Realty Resources, Inc., which is the largest commercial real estate valuation firm in the country. Integra’s customers include the country’s largest REITs, pension funds, and financial institutions. Prior to joining Integra, Mr. Rogers held other operating positions and worked on Wall Street as an investment banker. Mr. Rogers currently serves on the Boards of Directors of Star Mountain Lower Middle-Market Capital Corp. and Sol-Reit, LCC. Also, Mr. Rogers previously served on the Advisory Board of McKissack and McKissack, a construction company focused on large scale projects on the East Coast and on the board of the Young Presidents Organization where he served as Audit Committee Chairman. Mr. Rogers earned a Master of Business Administration degree from The Darden School, University of Virginia in Charlottesville, Virginia, a Juris Doctorate degree from Washington and Lee University School of Law in Lexington, Virginia and a Bachelor of Arts degree in Economics from Washington and Lee University.
The board of directors has determined that Mr. Rogers is qualified to serve as one of our directors due to his previous leadership position with a commercial real estate valuation and counseling firm and his professional experience.
Matthew Schreiber has served as our Chief Executive Officer and as a member of our board of directors since February 2022. Prior to his appointment as Chief Executive Officer, Mr. Schreiber served as our Chief Operating Officer and Senior Vice President, positions he had held since May 2021. Mr. Schreiber serves as Principal of L3 Capital, LLC (“L3 Capital”), a position he has held since July 2018. L3 Capital is a real estate investment firm focused on institutional quality, value-add, prime urban retail and mixed-use investment within first tier U.S. metropolitan markets. Effective April 1, 2021, our advisor, SRT Advisor, was acquired by PUR SRT Advisors LLC (“PUR”), an affiliate of PUR Management LLC, which is an affiliate of L3 Capital. Since joining L3 Capital in September 2014, Mr. Schreiber has been responsible for sourcing new investment opportunities for the firm and originating equity capital for the firm’s investment activities. From August 2010 to August 2014, Mr. Schreiber was a Director of Acquisitions & Dispositions at Host Hotels & Resorts, Inc. (NYSE: HST) (“Host”). At Host, Mr. Schreiber identified potential acquisitions in major markets along the east and west coasts as well as Chicago. From February 2005 to August 2010, Mr. Schreiber was an Associate Director at CB Richard Ellis (NYSE: CBG), where he participated in the disposition of over $500 million of assets across the United States and Europe. From January 2004 to January 2005, Mr. Schreiber served as an Investment Analyst at Mid-America Real Estate Group, where he was responsible for underwriting, market research, and the management of the due diligence process on behalf of clients. Mr. Schreiber earned a BA degree in Communication from Denison University. Mr. Schreiber is a member of both the International Council of Shopping Centers and the Urban Land Institute.
The board of directors has determined that Mr. Schreiber is qualified to serve as one of our directors due to his significant experience in the management of public and private real estate companies.
EXECUTIVE OFFICERS
The following table and biographical descriptions set forth information with respect to our executive officers:

Name	Age*	Position
Matthew Schreiber	42	Chief Executive Officer, Assistant Secretary and Director
Domenic Lanni	52	Chief Operating Officer
Ryan Hess	34	Chief Financial Officer, Chief Accounting Officer and Treasurer

*As of April 1, 2023
For biographical information regarding Mr. Schreiber, see “Board of Directors—Information about Director Nominees” above.
Domenic Lanni has served as Chief Operating Officer since February 2022. Mr. Lanni serves as Co-Founder and Managing Principal at L3 Capital. Mr. Lanni is responsible for overall strategic direction, sourcing investment opportunities, and originating capital for the L3 Capital’s principal investment activities. Prior to co-founding L3 Capital in 2009, Mr. Lanni was a Vice President in the Acquisitions group at RREEF, a member of the Deutsche Bank Group, which he joined in 2007. At RREEF he worked as an officer in the Value Add group and oversaw $1.2 billion of development projects in Illinois, New York and Texas. Mr. Lanni’s responsibilities included the sourcing and execution of value-add projects throughout the United States on behalf of institutional clients. Prior to joining RREEF in 2007, Mr. Lanni was a Vice President of Development for JFA where he was responsible for sourcing and executing mixed-use development projects throughout the Midwest. During his tenure at JFA, he managed development projects consisting of residential, retail and hotel components. Previously, he worked in Jones Lang LaSalle’s development group on consulting and transactional work.
Mr. Lanni received his MBA from Kellogg School of Management at Northwestern University and MS and BS degrees in Civil Engineering from the University of Massachusetts. He is a licensed real estate broker in Illinois. He is also an active member of the International Council of Shopping Centers.
Ryan Hess has served as Chief Financial Officer and Treasurer since May 2021. Effective October 15, 2021, he also serves as Chief Accounting Officer. Mr. Hess serves as Chief Financial Officer of L3 Capital, a position he has held since February 2023. Prior to this Mr. Hess served as Controller of L3 Capital, a position he held since January 2017. Since joining L3 Capital in 2017, Mr. Hess has overseen all accounting, cash management, financial reporting, investor reporting, debt capital markets, and tax matters at both the corporate and investment levels. Mr. Hess also works with L3 Capital’s asset management team to maximize operating and financial returns. From April 2013 to December 2016, Mr. Hess was an Assurance Manager in RSM US LLP’s National Real Estate Group focusing on real estate private equity funds, developers, senior living operators, and joint venture structured investments. From September 2011 to April 2013, Mr. Hess was a staff accountant with FGMK LLC focusing on audit and tax.
Mr. Hess received a BS in Business with an emphasis in Accounting and Finance from Indiana University. Mr. Hess is a Certified Public Accountant, licensed in the state of Illinois. Mr. Hess is a member of the American Institute of Certified Public Accountants (AICPA) and the Illinois CPA Society.
CORPORATE GOVERNANCE
Board of Directors
The board of directors held 14 meetings during the fiscal year ended December 31, 2022. Each of our current directors attended at least 75% of the aggregate of the total number of meetings of the board of directors held during the period for which he served as a director and the aggregate total number of meetings held by all committees of the board of directors on which he served during the periods in which he served.
Director Attendance at Annual Meetings
Although we have no policy with regard to attendance by the members of the board of directors at our annual meetings, we invite and encourage the members of the board of directors to attend our annual meetings to foster communication between stockholders and the board of directors. At the 2022 annual meeting of stockholders, all of our current directors who were serving as directors at that time were present, either in person or by telephone.
Contacting the Board of Directors
Any stockholder who desires to contact members of the board of directors may do so by writing to: Strategic Realty Trust, Inc. Board of Directors, 550 W. Adams St., Suite 200, Chicago, Illinois 60661. Communications received will be distributed by our secretary to such member or members of the board of directors as deemed appropriate by our secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by our secretary to the audit committee for review.
Director Independence
We have a four-member board of directors. We do not consider Matthew Schreiber to be an independent director. Mr. Schreiber is affiliated with our advisor and property manager and currently serves as our chief executive officer. The three remaining directors comprising our current board of directors qualify as “independent directors” as defined in our charter in compliance with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts. Although our shares are not listed on any national securities exchange, we consider our three independent directors, who constitute a majority of our board of directors and all of the members of the audit committee, to be “independent” as defined by the NYSE.
Our charter provides that a majority of the directors must be “independent directors.” As defined in our charter, an “independent director” is a person who is not, on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly, associated with our sponsor or our advisor by virtue of (1) ownership of an interest in our sponsor, our advisor, or any of their affiliates, other than us; (2) employment by our sponsor, our advisor, or any of their affiliates; (3) service as an officer or director of our sponsor, our advisor, or any of their affiliates, other than as one of our directors; (4) performance of services, other than as a director, for us; (5) service as a director or trustee of more than three real estate investment trusts organized by our sponsor or advised by our advisor; or (6) maintenance of a material business or professional relationship with our sponsor, our advisor, or any of their affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the director from our sponsor, our advisor, or any of their affiliates (excluding fees for serving as an independent director of us or other REIT or real estate program organized or advised or managed by our advisor or its affiliates) exceeds five percent of either the director’s annual gross revenue during either of the last two years or the director’s net worth on a fair market value basis. An indirect association with our sponsor or our advisor shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with our sponsor, our advisor, or any of their affiliates or us.
Nomination of Directors
We do not have a standing nominating committee or another committee performing a similar function. Our board of directors has determined that it is appropriate for us not to have a nominating committee because our four-member board of directors, which considers all matters for which a nominating committee would be responsible, has three independent directors. Each member of our board of directors participates in the consideration of nominees. Our board of directors considers many factors in connection with each candidate, including judgment, integrity, diversity, prior experience, the value of the candidate’s experience relative to the experience of other board members and the candidate’s willingness to devote substantial time and effort to board responsibilities. We do not have any minimum qualifications with respect to nominees; however, our charter requires that our affiliated directors have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by us and that at least one of our independent directors has three years of relevant real estate experience. Our board of directors does not have a formal written policy regarding the consideration of diversity in identifying director nominees. Nevertheless, considerations of diversity will continue to be important factors in identifying and recruiting new directors.
Our board of directors also will consider recommendations made by stockholders for director nominees. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Proposals for 2024 Annual Meeting.” In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in our bylaws.
Board Leadership Structure; Role in Risk Oversight
It is the policy of the board of directors that the role of chairman is separate from that of chief executive officer. Therefore, the positions of chairman of the board and chief executive officer are held by separate persons. In addition, the board of directors has determined that the chairman shall be independent within the meaning of the NYSE listing standards. Currently, our chairman of the board is Mr. Spitzer and our chief executive officer is Mr. Schreiber. Mr. Spitzer has served as chairman of the board of directors since January 22, 2014. Mr. Schreiber was appointed as our chief executive officer and as a member of our board of directors in February 2022. Our board of directors has three independent directors out of a four-member board.
The board believes that the current structure is appropriate and effective for our company. The board believes that there are advantages to having an independent chairman of the board for matters such as communications and relations between the board, the chief executive officer, and other senior leadership; assisting the board in reaching consensus on particular strategies and policies; and facilitating robust evaluation processes for senior leadership, the board, and the chief executive officer. In addition, the board believes that the current leadership structure helps to ensure that the appropriate level of oversight, independence and responsibility is applied to all board decisions, including risk oversight. The duties of the independent chairman of the board include: chairing meetings of the board of directors and executive sessions of the independent directors; facilitating discussion outside board meetings among the independent directors on key issues and concerns; serving as non-executive conduit to the chief executive officer of views, concerns and issues of the directors; interacting with external stakeholders, outside advisors and employees at the discretion of the board; and supporting proper flow of information to the board to ensure the opportunity for effective preparation and discussion of business under consideration. The chairman serves as an information resource for the other independent directors and acts as a liaison between directors, committee chairs and management.
Our board of directors has an active role in overseeing the management of risks applicable to us and our operations. We face a number of risks, including economic risks, environmental and regulatory risks, and other risks such as the impact of competition. How well we manage these and other risks can ultimately determine our success. The board of directors manages our risk through its approval of all property acquisitions, assumptions of debt and its oversight of our executive officers and advisor. The board of directors may also establish committees that it deems appropriate to address specific areas in more depth than may be possible at a meeting of our full board of directors, provided that the majority of the members of each committee are independent directors. There is currently one established committee of our board of directors: an audit committee.
Audit Committee
Our board of directors has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The audit committee meets on a regular basis, at least quarterly and more frequently as necessary. The audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established and the audit and financial reporting process. The current members of the audit committee are Phillip I. Levin, Jeffrey S. Rogers and Todd A. Spitzer, each an independent director. Mr. Levin is the designated audit committee financial expert. Mr. Levin and Mr. Spitzer are co-chairs of the audit committee.
The audit committee operates under a written charter. A copy of the audit committee charter is available on our website at www.srtreit.com. The audit committee held four meetings during the year ended December 31, 2022.
Independent Auditors
During the year ended December 31, 2022, Moss Adams served as our independent auditor and provided certain other services. Moss Adams has served as our independent auditor since April 2013. The audit committee intends to engage Moss Adams as our independent auditor to audit our financial statements for the year ending December 31, 2023. The audit committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interest. Any decision to select new auditors would be disclosed to the stockholders in accordance with applicable securities laws.
Pre-Approval Policies
The audit committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(b) of the Exchange Act and the rules and regulations of the SEC. All services rendered by our independent registered public accounting firm for the years ended December 31, 2022 and 2021 were pre-approved in accordance with the policies and procedures described above.
Audit Fees and Non-Audit Fees
The aggregate fees billed to us for professional accounting services, including the audit of our financial statements and the non-audit fees charged to us by our independent registered public accounting firm, all of which were pre-approved by the audit committee, are set forth in the table below.

	2022	2021
Audit fees	$160,000	$245,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$160,000	$245,000
For purposes of the preceding table, all professional fees are classified as follows:
•Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by our independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.
•Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews, and consultation concerning financial accounting and reporting standards.
•Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state, and local issues. Services may also include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•All other fees — These are fees for any services not included in the above-described categories, including assistance with internal audit plans and risk assessments.
AUDIT COMMITTEE REPORT TO STOCKHOLDERS
The audit committee of the board of directors operates under a written charter adopted by the board of directors. The role of the audit committee is to oversee the Company’s financial reporting process on behalf of the board of directors, including: (1) the integrity of the Company’s financial statements and internal control over financial reporting, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s independent auditor and internal audit function.
The Company’s management has the primary responsibility for the Company’s financial statements as well as its financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of the Company’s annual financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America. The members of the audit committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the audit committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the audit committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the audit committee’s considerations and discussions referred to below do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”
In this context, in fulfilling its oversight responsibilities, the audit committee reviewed the 2022 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company. The audit committee reviewed with Moss Adams, which was responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The audit committee received from Moss Adams the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Moss Adams’s communications with the audit committee concerning independence and discussed with Moss Adams their independence from the Company.
The audit committee discussed with Moss Adams the overall scope and plans for the audit. The audit committee meets periodically with Moss Adams, with and without management present, to discuss the results of their examinations and their evaluations of the overall quality of the financial reporting of the Company.
Based on the reviews and discussions described above, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 17, 2023.
The foregoing Audit Committee Report to Stockholders shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Exchange Act.
Audit Committee:
Jeffrey S. Rogers, Phillip I. Levin, Todd A. Spitzer

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Executive Officer Compensation
None of our executive officers are employed by us or receive any compensation from us in exchange for their service as our executive officers. Currently, Matthew Schreiber serves as our Chief Executive Officer, Domenic Lanni serves as our Chief Operating Officer, and Ryan Hess serves as our Chief Financial Officer, Chief Accounting Officer and Treasurer. We have no other executive officer positions. Our executive officers are officers and/or employees of our advisor or its affiliates, and our executive officers are compensated by our advisor or its affiliates, in part, for their services to us or our subsidiaries. See “Certain Relationships and Related-Party Transactions” below for a discussion of the fees paid to our advisor and its affiliates.
Director Compensation
If a director is also one of our executive officers or an affiliate of our advisor, we do not pay any compensation to that person for services rendered to us as a director. The amount and form of compensation payable to our independent directors for their service to us is determined by our board of directors, based upon recommendations from our advisor.
The following table sets forth the compensation paid to our directors for the year ended December 31, 2022:

Name	Fees Earned or Paid in Cash (1)	All Other Compensation	Total
Phillip I. Levin	$ 50,000	$ —	$ 50,000
Jeffrey S. Rogers	40,000	—	40,000
Todd A. Spitzer	50,000	—	50,000
Andrew Batinovich(2)	—	—	—
Matthew Schreiber (3)	—	—	—
(1)The amounts shown in this column include fees earned for services rendered in 2022, regardless of when paid.
(2)Andrew Batinovich served as a director until his resignation on February 2, 2022. He did not receive compensation as a director because he also served as our Chief Executive Officer and Corporate Secretary.
(3)Matthew Schreiber does not receive compensation as a director because he serves as our Chief Executive Officer.
All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of the board of directors.
We pay each of our independent directors an annual fee of $40,000, which fee is paid monthly in arrears and prorated for the actual period of service. We pay each of the audit committee co-chairs an additional annual fee of $10,000, which is paid monthly in arrears and prorated for the actual period of service. We do not pay any additional fees for committee service, service as chairman of the board or a committee, or attendance at board of directors or committee meetings.
Compensation Committee Interlocks and Insider Participation
We currently do not have a compensation committee of our board of directors or another committee performing a similar function because we do not plan to pay any compensation to our officers. There are no interlocks or insider participation as to compensation decisions.
Employee, Officer and Director Hedging
We do not have a hedging policy for our officers and directors at this time. We have no paid employees.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our common stock as of May 30, 2023 for each person or group that holds more than 5% of our common stock, for each of our current directors and executive officers and for our current directors and executive officers as a group. To our knowledge, each person that beneficially owns our shares has sole voting and disposition power with regard to such shares.
Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 550 W. Adams St., Suite 200, Chicago, Illinois 60661.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percent of All Shares
Todd A. Spitzer	—	—
Phillip I. Levin	10,092	*
Jeffrey S. Rogers	14,399	*
Matthew Schreiber	—	—
Domenic Lanni	—	—
Ryan Hess	—	—
All directors and executive officers as a group	24,491	*
*    Less than 1% of the outstanding common stock.
(1)    Under SEC rules, a person is deemed to be a “beneficial owner” of a security if he or she has or shares “voting power,” which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities that he or she has a right to acquire within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she has no economic or pecuniary interest.
CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
The following describes all transactions and currently proposed transactions between us and any related person, since January 1, 2021, in which more than $120,000 was or will be involved and such related person had or will have a direct or indirect material interest. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders, and (except as noted below) are of the view that all such transactions are fair and reasonable to us.
Fees Paid to our Advisor
In August 2013, we entered into an advisory agreement with our advisor. Effective April 1, 2021, our advisor was acquired by PUR SRT Advisors LLC (“PUR”), an affiliate of PUR Management LLC, which is an affiliate of L3 Capital. As a result of this transaction, PUR controls our advisor. Previously, our advisor was an affiliate of Glenborough, LLC (together with its affiliates, “Glenborough”), a privately held real estate investment and management company. On August 12, 2022, the Company, our operating partnership, and SRT Advisor, entered into the Tenth Amendment to the Advisory Agreement (the “Tenth Amendment”). The Tenth Amendment renews the term of the Advisory Agreement for an additional twelve-month period, beginning on August 10, 2022 and amends certain provisions in the Advisory Agreement with respect to the payment of certain fees as discussed below. In all other material respects, the terms of the Advisory Agreement remain unchanged.
Pursuant to the terms of the Advisory Agreement, we pay our advisor the fees described below, subject to certain limitations set forth in the Advisory Agreement and our charter.
•We pay our advisor an acquisition fee equal to 1% of (1) the cost of each investment acquired directly by us or (2) our allocable cost of an investment acquired pursuant to a joint venture, in each case including purchase price, acquisition expenses and any debt attributable to such investments. For the period from January 1, 2022 through March 31, 2023, and for the year ended December 31, 2021, we paid our advisor $0 and $11,000, respectively, in acquisition fees.
•We pay our advisor an origination fee equal to 1% of the amount funded by us to acquire or originate real estate-related loans, including any acquisition expenses related to such investment and any debt used to fund the acquisition or origination of the real estate-related loans. We will not pay an origination fee to our advisor with respect to any transaction pursuant to which we are required to pay our advisor an acquisition fee. For the period from January 1, 2022 through March 31, 2023, and for the year ended December 31, 2021, we did not acquire or originate any real estate related loans.
•We pay our advisor a financing coordination fee equal to 1% of the amount made available and/or outstanding under any (1) financing obtained or assumed, directly or indirectly, by us or our operating partnership and used to acquire or originate investments, or (2) the refinancing of any financing obtained or assumed, directly or indirectly, by us or our operating partnership. Pursuant to the Tenth Amendment the financing coordination fee payable to our advisor was waived in connection with the refinancing of the Wilshire Joint Venture Property and the Sunset & Gardner Joint Venture Property. For the period from January 1, 2022 through March 31, 2023, and for the year ended December 31, 2021, we paid our advisor financing coordination fees of $0 and $87,000, respectively.
•We pay our advisor a disposition fee of up to 50% of a competitive real estate commission, but not to exceed 3% of the contract sales price, in connection with the sale of an asset in which our advisor or any of its affiliates provides a substantial amount of services, as determined by our independent directors. Pursuant to the Tenth Amendment the disposition fee payable to our advisor was reduced by half relative to the permissible fee under the advisory agreement in connection with the sale of the Wilshire Joint Venture Property and with the sale of the Sunset & Gardner Joint Venture Property. For the period from January 1, 2022 through March 31, 2023, and for the year ended December 31, 2021, we paid our advisor $137,000 and $50,000, respectively, in disposition fees.
•We pay our advisor an asset management fee equal to a monthly fee of 1/12th of 0.6% of the higher of (1) aggregate cost on a U.S. generally accepted accounting principles (“GAAP”) basis (before non-cash reserves and depreciation) of all investments we own, including any debt attributable to such investments or (2) the fair market value of our investments (before non-cash reserves and deprecation) if our board has authorized the estimate of a fair market value of our investments; provided, however, that the asset management fee will not be less than $250,000 in the aggregate during any one calendar year. The Tenth Amendment amended the asset management fee payable to our advisor for the twelve-month period commencing August 2022 through July 2023 to $250,000 in the aggregate. For the period from January 1, 2022 through March 31, 2023, and for the year ended December 31, 2021, we paid our advisor $502,000 and $589,000, respectively, in asset management fees, of which $21,000 and $48,000 remained payable to our advisor at March 31, 2023 and December 31, 2021, respectively.
In addition to the fees we will pay to our advisor, we or our operating partnership will pay directly, or reimburse our advisor for, certain third-party expenses paid or incurred by our advisor or its affiliates in connection with the services our advisor provides pursuant to the Advisory Agreement, subject to certain limitations as set forth in the Advisory Agreement. Those limitations include the 2%/25% Guidelines discussed below with respect to certain general and administrative expenses. In addition, under the Advisory Agreement, to the extent that our advisor or any affiliate receives fees from any of our subsidiaries for services rendered to such subsidiary, then the amount of such fees will be offset against any amounts due to our advisor for the same services. For the period from January 1, 2022 through March 31, 2023, and for the year ended December 31, 2021, we reimbursed our advisor $19,000 and $57,000, respectively, of operating expenses.
2%/25% Guidelines
Under the Advisory Agreement, our advisor and its affiliates are entitled to reimbursement of actual expenses incurred for certain administrative and other services provided to us for which they do not otherwise receive a fee. We will not reimburse our advisor for any of its personnel costs or other overhead costs except for customary reimbursements for personnel costs under property management agreements entered into between our operating partnership and our advisor or its affiliates. We will not reimburse our advisor or its affiliates at the end of any fiscal quarter in which “total operating expenses” for the four consecutive fiscal quarters then ended, or the expense year, exceed the greater of (1) 2% of our average invested assets or (2) 25% of our net income for such expense year, which we refer to as the “2%/25% Guidelines.” Our advisor is required to reimburse us quarterly for any amounts by which our total operating expenses exceed the 2%/25% Guidelines in the previous expense year (the “Excess Amount”), unless (1) we elect to subtract such Excess Amount from the “total operating expenses” for the subsequent fiscal quarter, or (2) the independent directors determine that the excess expenses are justified based on unusual and non-recurring factors which they deem sufficient. If the independent directors determine that the excess expenses are justified based on unusual and nonrecurring factors, the Excess Amount may be carried over and included in “total operating expenses” in subsequent expense years and we will send our stockholders written disclosure, together with an explanation of the factors of the independent directors considered in making such a determination. The determination will also be reflected in the minutes of the board of directors.
For purposes of the 2%/25% Guidelines, “total operating expenses” means all costs and expenses paid or incurred by us, as determined under U.S. generally accepted accounting principles, that are in any way related to our operation or to corporate business, including advisory fees, but excluding (1) the expenses of raising capital such as legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of the shares, (2) interest payments, (3) taxes, (4) non-cash expenditures such as depreciation, amortization and bad debt reserves, (5) incentive fees, (6) acquisition fees, origination fees and acquisition expenses, (7) real estate commissions on the sale of property, and (8) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).
Our “average invested assets” for any period are equal to the average book value of our assets invested in equity interests in, and loans secured by, real estate before deducting reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during the period. Our “net income” for any period is equal to our total revenues less total expenses other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of our assets for such period.
Issuance of Special Units to Advisor
Pursuant to the Advisory Agreement, in April 2014 we caused our operating partnership to issue to our advisor a separate series of limited partnership interests of our operating partnership in exchange for a capital contribution to our operating partnership of $1,000. The terms of the special units entitle our advisor to (i) 15% of our net sale proceeds upon disposition of our assets after our stockholders receive a return of their investment plus a 7% cumulative, non-compounded rate of return or (ii) an equivalent amount in the event we list our shares of common stock on a national securities exchange or upon certain terminations of the Advisory

Agreement after our stockholders are deemed to have received a return of their investment plus a 7% cumulative, non-compounded rate of return.
Property Management Agreement
In August 2013, Glenborough and wholly owned subsidiaries of our operating partnership entered into property and asset management agreements with respect to each of our current properties (the “Property Management Agreements”). Effective April 1, 2021, Glenborough and PUR entered into an agreement pursuant to which PUR would perform the duties required and receive the benefits of the Property Management Agreements between Glenborough and us, subject to Glenborough’s supervision. In February 2022, Glenborough assigned its interest in the Property Management Agreements to PUR.
Pursuant to the Property Management Agreements, our property manager supervises, manages, leases, operates and maintains each of our properties. For the years ended December 31, 2022 and 2021, we paid PUR $108,000 and $65,000, respectively, in property management fees, $16,000 and $11,000 of which was unpaid as of December 31, 2022 and 2021, respectively. For the years ended December 31, 2022 and 2021, we paid PUR $0 and $52,000, respectively, in leasing fees. For the years ended December 31, 2022 and 2021, we paid PUR $0 and $10,000, respectively, in legal leasing fees. For the years ended December 31, 2022 and 2021, we paid PUR $0 and $35,000, respectively, in construction management fees. For the three months ended March 31, 2023, we paid PUR $23,000 in property management fees, $17,000 of which was unpaid as of March 31, 2023. We did not pay any leasing fees, legal leasing fees or construction management fees during the period.
Pursuant to each Property Management Agreement, we pay our property manager the following fees, subject to certain limitations:
•An annual property management fee equal to 4% of the “gross revenue” (as defined in the Property Management Agreements) of the property subject to the property management agreement.
•In connection with coordinating and facilitating all construction, including all maintenance, repairs, capital improvements, common area refurbishments and tenant improvements, on a project-by-project basis, a construction management fee equal to 5% of the hard costs for the project in question.
•A market-based leasing fee for the leases of new tenants, and for expansions, extensions and renewals of existing tenants.
•A market-based legal leasing fee for the negotiation and production of new leases, renewals and amendments.
Each Property Management Agreement has an initial term of one year and will automatically renew for successive one-year terms unless either party provides written notice to the other party at least 30 days prior to the expiration of the then-current term. We have the right to terminate each Property Management Agreement upon 30 days’ written notice to our property manager for cause. In addition, we have the right to terminate each Property Management Agreement for any reason upon 60 days’ written notice to at any time after the end of the first year of the term of each property management agreement.
Additional Related Party Transactions
Standby Loan Commitment with Glenborough Property Partners, LLC
On March 3, 2021, we obtained a $2.5 million Standby Loan Commitment (the “Loan”) from Glenborough Property Partners, LLC, an affiliate of our advisor prior to April 1, 2021. As a result of the sale of Shops at Turkey Creek, the Loan was not executed and as such, the Standby Commitment expired.
Unsecured Loan to PUR Holdings Lender, LLC
On December 30, 2021, we obtained a $4.0 million unsecured loan (the “Unsecured Loan”) from PUR Holdings Lender, LLC, an affiliate of our advisor. The Unsecured Loan has a term of 12 months with an interest rate of 7.0% per annum, compounding monthly with the ability to pay-off during the term of the loan. The Unsecured Loan requires draw downs in increments of no less than approximately $0.3 million. We have the right to prepay or repay the Unsecured Loan in whole or in part at any time without penalty. The Unsecured Loan will be due and payable upon the earlier of 12 months or the termination of the Advisory Agreement by us. On March 15, 2022, we and PUR Holdings Lender, LLC, amended the loan agreement to allow for an extension of the maturity date of the Unsecured Loan by six months, from December 30, 2022 to June 30, 2023, if we provide PUR Holdings Lender, LLC, with notice, pay an extension fee, and no event of default has occurred. On August 2, 2022, PUR Holdings Lender, LLC agreed to an additional six month extension to extend the maturity date until December 31, 2023 at our option. We declined both options to extend the maturity date of the Unsecured Loan. The Unsecured Loan was guaranteed by us. WE paid $20 thousand in financing fees, at the close of the loan. On December 23, 2022 we paid off the outstanding balance of $3.0 million. Additionally we paid $154 thousand in accrued interest and an exit fee of $15 thousand.
Policies and Procedures for Conflict Resolution and Review of Related-Party Transactions
We are subject to potential conflicts of interest arising out of our relationship with our advisor and its affiliates. These conflicts may relate to compensation arrangements, the terms and conditions on which various transactions might be entered into by us and our advisor or its affiliates and other situations in which our interests may differ from those of our advisor or its affiliates. We have adopted the procedures set forth below to address these potential conflicts of interest.
Independent Directors
Our charter requires that the independent directors review and approve all transactions between us and our advisor, any of our officers or directors or any of their affiliates. Prior to entering into a transaction with a related party, a majority of the directors must conclude that the transaction is fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire board of directors. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Among the matters we expect the independent directors to review and act upon are:
•the continuation, renewal or enforcement of our agreements with our advisor and its affiliates, including the Advisory Agreement and the Property Management Agreements;
•transactions with affiliates, including our directors and officers;
•awards under our long-term incentive plan; and
•pursuit of a potential liquidity event.
Those conflict of interest matters that cannot be delegated to the independent directors as a group are to be acted upon by both the board of directors and the independent directors.
Compensation Involving Our Advisor and its Affiliates
The independent directors evaluate at least annually whether the compensation that we contract to pay to our advisor and its affiliates is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by our charter. The independent directors supervise the performance of our advisor and its affiliates and the compensation we pay to them to determine that the provisions of our compensation arrangements are being performed appropriately. This evaluation is based on the factors set forth below as well as any other factors deemed relevant by the independent directors:
•the quality and extent of the services and advice furnished by our advisor;
•the amount of fees paid to our advisor in relation to the size, composition and performance of our investments;
•the success of our advisor in generating investment opportunities that meet our investment objectives;
•rates charged to other externally advised REITs and similar investors by advisors performing similar services;
•additional revenues realized by our advisor and its affiliates through their relationship with us, whether we pay them or they are paid by others with whom we do business;
•the performance of our investments, including income, conservation and appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and
•the quality of our investments relative to the investments generated by our advisor for its own account.
The independent directors record these factors in the minutes of the meetings at which they make such evaluations.
Acquisitions, Leases and Sales Involving Affiliates
We will not acquire or lease properties in which our advisor or its affiliates or any of our directors has an interest without a determination by a majority of the directors (including a majority of the independent directors) not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the asset to our advisor or its affiliates or such director unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any property at an amount in excess of its appraised value. We will not sell or lease properties to our advisor or its affiliates or to our directors unless a majority of the directors (including a majority of the independent directors) not otherwise interested in the transaction determine the transaction is fair and reasonable to us.
Mortgage Loans Involving Affiliates
Our charter prohibits us from investing in or making mortgage loans, including when the transaction is with our advisor or our directors or any of their affiliates, unless an independent expert appraises the underlying property. We must keep the appraisal for at least five years and make it available for inspection and duplication by any of our stockholders. In addition, we must obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. Our charter prohibits us from making or investing in any mortgage loans that are subordinate to any lien or other indebtedness of our advisor, our directors or any of their affiliates.

Issuance of Options and Warrants to Certain Affiliates
Our charter prohibits the issuance of options or warrants to purchase our common stock to our advisor, our directors or any of their affiliates (1) on terms more favorable than we would offer such options or warrants to unaffiliated third parties or (2) in excess of an amount equal to 10.0% of our outstanding common stock on the date of grant.
Repurchase of Shares of Common Stock
Our charter prohibits us from paying a fee to our advisor or our directors or any of their affiliates in connection with our repurchase or redemption of our common stock.
Loans and Expense Reimbursements Involving Affiliates
We will not make any loans to our advisor or our directors or any of their affiliates except mortgage loans for which an appraisal is obtained from an independent appraiser. In addition, we will not borrow from these persons unless a majority of directors (including a majority of independent directors) not otherwise interested in the transaction approve the transaction as being fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties. These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by the board of directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or officers or our advisor or its affiliates.
In addition, our directors and officers and our advisor and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner, subject to the limitation on reimbursement of operating expenses to the extent that they exceed the 2%/25% Guidelines.

PROPOSALS YOU MAY VOTE ON
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy as soon as possible. Please complete, sign and date the accompanying proxy card and return it in the accompanying self-addressed postage-paid return envelope. Alternatively, you may be able to vote over the Internet or by telephone, depending on how your account is registered. Please refer to the instructions on your proxy card.

PROPOSAL 1: THE PLAN OF LIQUIDATION
General
We are seeking stockholder approval of the Plan of Liquidation Proposal at the annual meeting. The Plan of Liquidation was approved by the board of directors on May 12, 2023, subject to stockholder approval. The following summary describes the material provisions of the Plan of Liquidation. This summary does not purport to be complete and may not contain all of the information about the Plan of Liquidation that is important to you. The Plan of Liquidation is attached hereto at Annex A and is incorporated by reference in this proxy statement, and we encourage you to read it carefully in its entirety for a more complete understanding of the Plan of Liquidation. By approving the Plan of Liquidation, our stockholders will be approving our dissolution under Section 3-403 of the MGCL.
Background of the Plan of Liquidation
We were formed in September 2008 as a Maryland corporation and have elected annually to be taxed as a REIT beginning with the taxable year ended December 31, 2009.
From August 7, 2009 through February 7, 2013, we conducted an initial public offering pursuant to which we raised $104.7 million in gross primary offering proceeds through the sale of 10,688,940 shares of common stock and an additional $3.6 million in gross offering proceeds through the sale of 391,182 shares of common stock in our distribution reinvestment plan.
With the net proceeds from the initial public offering, we pursued a strategy of investing in income-producing retail properties and specifically, acquiring high-quality urban retail properties in major west coast markets. Following our transition to a new advisor in August 2013, our board of directors pursued a strategic plan to recycle equity from properties held at the time of the transition, which we refer to as “legacy properties,” with the goal that a fully recycled and focused high-quality west coast urban retail portfolio would maximize stockholder returns over the long term. In April 2021, we completed the sale of our last legacy property, Shops at Turkey Creek (the property was initially under contract in January 2020; however, the original buyer canceled the contract due to the uncertainty of the COVID-19 pandemic on the real estate lending and financial markets). Following the sale, an undeveloped land parcel remains the only legacy property in the portfolio.
In 2020 our focus necessarily shifted from completing the strategic recycling of the portfolio to guiding the portfolio through the COVID-19 pandemic and then expediting the portfolio’s recovery from the COVID-19 pandemic and other macroeconomic headwinds. In the fourth quarter of 2022, in furtherance of this goal, we completed the sale of 3032 Wilshire and Sunset & Gardner, two development projects that accounted for a majority of our GAAP net losses during the previous three years. Following the sale of the two development projects, our current portfolio consists of six retail properties, excluding a residual land parcel, comprising an aggregate of approximately 27,000 square feet of multi-tenant, retail space located in California.
As part of its ongoing oversight, direction and management of the Company, our board of directors and management team regularly review and discuss the Company’s performance, business plan, strategic direction and future prospects. In particular, our board of directors has been focused on positioning the Company for a liquidity event for some time given the Company’s status as a non-traded REIT and the fact that many of our investors have held their shares for between 10 and 14 years and the share redemption program has been unavailable to many stockholders for over 10 years.
On February 1, 2023, at a regularly scheduled board meeting following the successful stabilization of the portfolio, the board of directors requested that SRT Advisor work with DLA Piper, outside legal counsel to the Company, to prepare a presentation for the board of directors regarding a liquidation strategy for the Company.
On March 1, 2023, the board of directors held a meeting at which a representative of DLA Piper reviewed with the board of directors an outline of the process and considerations for the liquidation and dissolution of the Company.
On April 5, 2023, the board of directors held a meeting at which SRT Advisor reviewed the strategic alternatives available to the Company and recommended moving forward with a plan of liquidation. SRT Advisor presented a number of considerations, including (i) the limited number of the Company’s assets, (ii) the Company’s performance since inception, (iii) the declining prospects for the Company’s financial viability and future ability to meet its expense structure as a public reporting company and (iv) alternatives to liquidation, including continuing under the current business plan, raising additional capital, and seeking to dispose of our assets through a merger or a portfolio sale. After reviewing the alternatives reasonably available to us, the board of directors determined, based on the recommendation of SRT Advisor, that it was in our best interest and the best interest of our stockholders to proceed with pursuing a liquidation strategy through asset sales and authorized SRT Advisor to develop a plan of liquidation for approval by our board of directors and submission to our stockholders.
On April 10, 2023, the Company retained Stanger to deliver an opinion regarding the reasonableness, from a financial point of view, of our estimated range of liquidating distributions per share as prepared by management, should the board of directors determine to approve a plan of liquidation and dissolution
On May 12, 2023, the board of directors held a meeting to review the liquidation strategy prepared by SRT Advisor. Also in attendance at the meeting were members of management as well as a representative from the Company’s outside legal counsel and

Stanger, reasonableness opinion provider to the board of directors. At that meeting, SRT Advisor recommended to the board of directors that it would be in our best interest and the best interest of our stockholders to engage in a planned liquidation pursuant to the Plan of Liquidation. The board of directors carefully reviewed and considered the terms and conditions of the Plan of Liquidation and the transactions contemplated by that plan, as well as the other alternatives described in this proxy statement, and the board of directors reviewed the opinion and presentation by Stanger as to the reasonableness, from a financial point of view, of management’s estimated range of liquidating distributions per share to be received by our stockholders in a planned liquidation pursuant to the Plan of Liquidation.
Following a thorough discussion, on May 12, 2023, and based upon the factors discussed more thoroughly below under the heading “Reasons for the Liquidation,” the board of directors concluded that a planned liquidation pursuant to the Plan of Liquidation was in the Company’s best interest and the best interest of our stockholders and unanimously determined that the terms of the Plan of Liquidation are advisable and in your best interest. The board of directors also unanimously recommended that our stockholders approve the Plan of Liquidation Proposal. Based on the most recent information available to us, we currently estimate that if the Plan of Liquidation Proposal is approved by our stockholders and we are able to implement the plan successfully, our liquidating distributions per share and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, would range between approximately $1.11 and $1.42 per share.
Our range of estimated liquidating distributions per share is based upon market, economic, financial and other circumstances and conditions existing as of the date of this proxy statement. The ongoing challenges affecting the U.S. commercial real estate industry is one of the most significant risks and uncertainties we face with respect to the Plan of Liquidation and the ultimate amount of liquidating distributions received by stockholders. The combination of the continued economic slowdown, rising interest rates and significant inflation (or the perception that any of these events may continue) as well as a lack of lending activity in the debt markets have contributed to considerable weakness in the commercial real estate markets. Moreover, valuations for U.S. commercial retail properties continue to fluctuate due to weakness in the current real estate capital markets as a result of the factors above and the lack of transaction volume for U.S. commercial retail properties, increasing the uncertainty of valuations in the current market environment. All of these factors could adversely impact the amount of liquidating distributions we pay to our stockholders.
Assessment of Strategic Alternatives
The decision of the board of directors to seek your approval for the Plan of Liquidation followed a lengthy process in which the board of directors reviewed several different strategic alternatives, in addition to liquidation, including the following:
•continuing under the current business plan;
•raising additional capital; and
•seeking to dispose of our assets through a merger or a portfolio sale.
Continuation of Current Business Plan
The board of directors considered various factors in determining that the continuation of the Company’s current business plan was not reasonably likely to maximize stockholder value to a greater extent at this time than a planned liquidation pursuant to the Plan of Liquidation. In particular, they noted that the Company’s cash is currently limited and the Company’s current portfolio is unable to produce sufficient income relative to the expenses associated with operating as a public REIT to cover operating expenses. The fixed costs associated with managing a public REIT, including the significant cost of compliance with all federal, state and local regulatory requirements applicable to us with respect to our business activities, are substantial. Such costs include, without limitation, the cost of preparing or causing to be prepared all financial statements required under applicable regulations and all reports, documents and filings required under the Exchange Act, or other federal or state laws for the general maintenance of our status as a REIT, under the applicable provisions of the Code, or otherwise. Given the size of our portfolio of properties, these costs constitute a significant percentage of our gross income, reducing our net income and cash flow. If we continue operating under our current business plan and if cash flow from operations does not increase from current levels, whether through increased occupancy or rent rates, which we do not anticipate occurring, we will have to address a liquidity deficiency as our cash flow is not sufficient to cover our current operating expenses. In the event that we develop a need for additional capital in the future for operating expenses, the improvement of our real properties or for any other reason, sources of funding may not be available to us. If we cannot establish reserves out of cash flow generated by our investments, or obtain debt or equity financing on acceptable terms, our ability to fund our operations will be adversely affected. Furthermore, if our liquidity were to become severely limited, it could jeopardize our ability to continue as a going concern.
After consideration of these and other factors related to the continuation of the Company’s current business plan, our board of directors concluded that it would be in our best interest and the best interest of our stockholders to engage in a planned liquidation pursuant to the Plan of Liquidation.
Raise Additional Equity

The board of directors also considered raising additional capital. In particular, they noted that raising additional capital for the Company would not be expected to maximize stockholder returns over the long term because of the cost of new capital, the significant dilution expected for current stockholders for new investors to come on board, and the limited growth potential of the Company given its current financial situation and small size of the Company’s portfolio. After consideration of these and other factors related to raising additional capital, our board of directors concluded that it would be in our best interest and the best interest of our stockholders to engage in a planned liquidation pursuant to the Plan of Liquidation
Merger or Portfolio sale
The board of directors also considered seeking to dispose of our assets through a merger or a portfolio sale. In particular, they noted that because of the small size of the Company’s portfolio, a public marketing process for the Company and its assets would not be expected to result in a better outcome for stockholders than a planned liquidation pursuant to the Plan of Liquidation, but would involve additional time and expense. After consideration of these and other factors related to disposing of our assets through a merger or a portfolio sale, our board of directors concluded that it would be in our best interest and the best interest of our stockholders to engage in a planned liquidation pursuant to the Plan of Liquidation
Reasons for the Plan of Liquidation Proposal; Recommendation of the Board of Directors
After considering the other alternatives described in this proxy statement, the board of directors concluded that a planned liquidation pursuant to the Plan of Liquidation was in the Company’s best interest and the best interest of our stockholders.
In making this determination and evaluating the Plan of Liquidation, the board of directors consulted with SRT Advisor and with the Company’s legal advisors, and the board of directors considered a number of factors, including the following factors which the board of directors viewed as supporting its decision to approve the Plan of Liquidation and to recommend approval of the Plan of Liquidation Proposal to our stockholders:
•the recommendation from SRT Advisor that it would be in the best interest of the Company and the stockholders to liquidate the Company and its properties at this time based on the state of and future outlook for the portfolio, in particular the limited cash available to fund future operations, rather than continuing its current operations;
•the board of directors’ review of strategic alternatives for the Company as discussed in this proxy statement, and the board of directors’ belief, after consultation with SRT Advisor, that none of these other strategic alternatives considered by the board of directors are likely to result in greater short or long term returns for our stockholders;
•market-dictated discounts we might have incurred through the sale of the Company in its entirety, either through a merger or portfolio sale;
•our estimated liquidating distributions per share and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, which we expect to range between approximately $1.11 and $1.42 per share;
•the board of directors’ belief that the range of liquidating distributions per share that management estimates we will pay to our stockholders is fair relative to the board of directors’ own assessment of our current and expected future financial condition, earnings, business opportunities, strategies and competitive position and the nature of the market environment in which we operate;
•the liquidity that the Plan of Liquidation will provide our stockholders;
•the significant risks and uncertainties of continuing our current business plan, including ongoing portfolio maintenance costs, anticipated lease turnover, near-term maturities of outstanding debt obligations, anticipated capital expenditures, and the financial reporting and other expenses of continuing to operate the Company as a public REIT;
•the fact that the Plan of Liquidation Proposal is subject to approval by our stockholders, which allows our stockholders to have a direct vote on whether they concur with the proposal as a favorable outcome for the Company and our stockholders;
•the opinion, dated May 12, 2023, of Stanger to our board of directors as to the reasonableness, from a financial point of view, of management’s estimated range of liquidating distributions per share to be received by our stockholders in a planned liquidation pursuant to the Plan of Liquidation, which opinion was based upon and subject to the assumptions, limitations and qualifications set forth in such written opinion, as further described under the caption “—Opinion of Robert A. Stanger and Co., Inc.”;
•the greater uncertainty, in the absence of a Plan of Liquidation, of whether asset sales will trigger the 100% “prohibited transaction” tax (which is imposed on transactions that are considered to be dealer sales to customers in the ordinary course of business) (see “ – Material United States Federal Income Tax Consequences”);

•the potential tax benefits to our U.S. Stockholders (defined below) (because distributions received by U.S. Stockholders pursuant to the Plan of Liquidation are treated first as return of the tax basis in the stockholder’s shares, with any excess treated as capital gain, while distributions that are not paid pursuant to the Plan of Liquidation are generally includable in the U.S. Stockholder’s taxable income as dividends to the extent that the Company has current or accumulated earnings and profits); noting, however, that a loss inherent in a U.S. Stockholder’s shares cannot be recognized until the year of the final distribution, which is expected to be the 2025 taxable year (see “ – Material United States Federal Income Tax Consequences”); and
•the terms and conditions of the Plan of Liquidation.
The board of directors believes that each of these factors generally supports their determinations and recommendations. The board of directors also considered potentially negative factors concerning the Plan of Liquidation including, without limitation, those listed below:
•there could be no assurance that we would be successful in disposing of our assets for total net proceeds equal to or exceeding the low end of our range of estimated liquidating distributions per share or that the dispositions would occur in the timeframe expected;
•the risk that the continuing impact of the COVID-19 pandemic, elevated market and economic volatility due to adverse economic and geopolitical conditions, such as the war in Ukraine, concerns over persistent inflation, rising interest rates and slowing economic growth, could have material and adverse effects on the ultimate amount or timing of liquidating distributions received by our stockholders;
•valuations for U.S. properties continue to fluctuate due to weakness in the current real estate capital markets as a result of the continued economic slowdown, rising interest rates and significant inflation (or the perception that any of these events may continue) as well as a lack of lending activity in the debt markets and the lack of transaction volume for U.S. properties, increasing the uncertainty of valuations in the current market environment;
•the fact that after our liquidation you will no longer participate in any future earnings or benefit from any increases in the value of our assets;
•the actual or potential conflicts of interest that certain of our executive officers and directors may have in connection with the liquidation, including those identified under the headings “Risk Factors” and “Interests in the Liquidation that Differ from Your Interests;”
•the costs that we will incur in carrying out the liquidation, including significant legal, accounting and financial advisory fees and costs under the advisory agreement with SRT Advisor;
•as opposed to a merger or portfolio sale with a relatively short time frame during which a third party would acquire the Company or all of its assets, the liquidation process will involve a longer distribution time frame and will require the Company to incur potentially larger administrative and other costs;
•the individual or sub-portfolio sales would require multiple transactions and other additional activity;
•the anticipated expenses and potential for unforeseen expenses that will or may be incurred in connection with our liquidation and our operations through the liquidation process, which could reduce the amount of liquidating distributions;
•the fact that pursuing the Plan of Liquidation could cause us to lose our qualification as a REIT, and the potential adverse tax consequences of such disqualification;
•the possibility that stockholders may seek to challenge the Plan of Liquidation Proposal and that defending against any such litigation, even if we prevail, will be time-consuming, expensive and may divert management’s attention from implementing the Plan of Liquidation and otherwise operating our business;
•the fact that taxable losses in connection with the Plan of Liquidation will not be recognizable by our stockholders until the final distribution (expected to be the 2025 taxable year), and that assuming the shares are held as a capital asset, there are limitations on the deductibility of capital losses, including that net capital losses may offset only capital gains and up to $3,000 of ordinary income per year in the case of individuals (who may carry forward any unused net capital losses indefinitely), and may only offset capital gains in the case of corporations (see “ – Material United States Federal Income Tax Consequences”); and
•the tax implications of distributing beneficial interests in a liquidating trust (see “ – Material United States Federal Income Tax Consequences”).

The above discussion concerning the information and factors considered is not intended to be exhaustive, but includes the material factors considered by the board of directors in making their determinations. In view of the variety of factors considered in connection with their evaluation of the planned liquidation pursuant to the Plan of Liquidation, the board of directors did not quantify or otherwise attempt to assign relative weights to the factors it considered. Individual members of the board of directors may have given different weight to different factors and, therefore, may have viewed certain factors more positively or negatively than others.
Recommendations of the Board of Directors
On May 12, 2023, following a review of the other alternatives described in the proxy statement, the board of directors unanimously determined that a planned liquidation pursuant to the Plan of Liquidation was in the Company’s best interest and the best interest of our stockholders, and that the terms of the Plan of Liquidation are advisable and in your best interest. Accordingly, the board of directors approved the sale of all of our properties and our dissolution pursuant to the Plan of Liquidation, pending your approval, and unanimously recommends that you vote FOR the approval of the Plan of Liquidation Proposal.
Calculation of the Range of Estimated Liquidating Distributions per Share
We estimate that the liquidating distributions per share that may be distributed to stockholders will range from approximately $1.11 to $1.42 per share of common stock. The estimated range of liquidating distributions per share, estimated as of May 12, 2023, is based upon (i) estimates of real estate sales values as discussed further below, (ii) the amount of indebtedness secured by the properties, including any estimated fees that we expect to incur at the time of the disposition of such properties for early payment thereof and other indebtedness of the Company, (iii) the amount of cash on hand, (iv) estimated cash flows to be generated by the continued operations of the Company during the liquidation process as reduced by working capital expenses assuming sales activity is completed by April 2024, and (v) the estimated expenses to be incurred in connection with the sale of each property and the winding down and dissolution of the Company. We estimated the real estate sales values for our six retail properties based on the range of the values provided in broker reports of value received from two different brokers unaffiliated with the Company and SRT Advisor for each property, as reviewed and confirmed by SRT Advisor’s own assessment of the sales value of the properties. In establishing the low end of the estimated range and the high end of the estimated range we used the mid-point of the range of the estimated values provided by one broker and the low end of the range of estimated values provided by a second broker. The estimated sales value of the individual land parcel in our portfolio was based on the September 30, 2022 appraisal received in connection with the determination of our estimated net asset value per share.
Except as noted with respect to the unimproved land parcel, as part of the process of evaluating a sale of our assets and the range of estimated liquidating distributions per share, we did not obtain updated appraisals of our properties. The broker reports that management used in its analysis are typically obtained by sellers of properties to guide listing prices and evaluate potential returns. They are not, however, appraisals.
Based on the estimated net asset value of the Company, and the estimated costs and expenses of liquidating and dissolving the Company, if the Plan of Liquidation is approved by our stockholders and we are able to implement the plan successfully, we currently estimate that our liquidating distributions per share and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, would range between approximately $1.11 and $1.42 per share. The range of estimated liquidating distributions per share is calculated as follows:
Calculation of the Range of Estimated Liquidating Distributions per Share(1)

	Low End of Estimated Range	High End of Estimated Range
Gross sales proceeds real estate assets(2)	$33,549,709	$37,241,863
Notes payable and line of credit	$(18,045,000)	$(18,045,000)
Net other assets(3)	$2,732,196	$2,732,196
Net asset value	$18,236,506	$21,929,059
Transaction costs(4)	$3,517,903	$3,829,964
General liquidation costs and working capital shortfall	$(2,509,228)	$(2,509,228)
Company liquidation valuation	$12,209,774	$15,589,867
Liquidating Distributions per share(5)	$1.11	$1.42
(1)Reflects low and high ends of range of estimated liquidation value.
(2)Estimated gross sales proceeds real estate assets is the aggregate gross projected sales value of the real estate assets owned by the Company. The estimated value of our operating properties is based on reports received from real estate brokers with the estimated value of the individual land parcel based on the September 30, 2022 appraisal received in connection with the determination of our estimated net asset value per share.
(3)Net other assets is derived from the Company’s consolidated financial statements dated March 31, 2023.
(4)Transaction costs include estimated disposition costs associated with selling the Company’s properties, including but not limited to, the disposition fee payable to SRT Advisor and third-party brokerage commissions, transfer taxes, title fees, legal fees, debt fees and prorations of operating expenses.

(5)Based on 10,957,289 fully diluted shares outstanding.
While this range in liquidating distributions is our best estimate as of the date of this proxy statement, there are many factors in addition to changes to our real estate values from our estimates that may affect the amount of liquidating distributions available for distribution to our stockholders, including, among other factors: (i) changes in market demand that affect the timing of the disposition of our properties during the liquidation process, (ii) the amount of taxes, transaction fees and expenses relating to the Plan of Liquidation, and (iii) amounts needed to pay or provide for our liabilities and expenses, including unanticipated or contingent liabilities that could arise. No assurance can be given as to the amount of liquidating distributions the Company will ultimately pay to its stockholders. We believe that we will have sufficient cash to pay all of the Company’s current and accrued obligations as a result of cash flow from operations and asset sales. If the Company has underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of liquidating distributions per share could be less than that set forth above.
These estimates are based upon market, economic, financial and other circumstances and conditions existing as of the date of this proxy statement. The ongoing challenges affecting the U.S. commercial real estate industry is one of the most significant risks and uncertainties we face with respect to the Plan of Liquidation and the ultimate amount of liquidating distributions received by stockholders. The combination of the continued economic slowdown, rising interest rates and significant inflation (or the perception that any of these events may continue) as well as a lack of lending activity in the debt markets have contributed to considerable weakness in the commercial real estate markets. Moreover, valuations for U.S. commercial properties continue to fluctuate due to weakness in the current real estate capital markets as a result of the factors above and the lack of transaction volume for U.S. commercial properties, increasing the uncertainty of valuations in the current market environment. Also, the Company will continue to incur expenses related to its operations during the liquidation process, and the actual amounts of such expenses may be higher than the Company’s estimate. These expenses will reduce the amount of liquidating distributions we pay to our stockholders. See “Risk Factors” above for a more detailed discussion of these risks.
Opinion of Stanger
In connection with the board of directors’ approval of the Plan of Liquidation, Robert A. Stanger & Co., Inc. (which we refer to in this proxy statement as “Stanger”), an independent financial advisory and investment banking firm with substantial real estate, real estate investment trust and partnership transaction experience, rendered an opinion, dated May 12, 2023, to the board of directors as to the reasonableness, from a financial point of view, of the estimated range of liquidating distributions per share of our common stock to be paid to our stockholders in connection with the successful implementation of the Plan of Liquidation. The full text of Stanger’s written opinion is attached as Annex B to this proxy statement and is incorporated in this document by reference. The written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken by Stanger in rendering its opinion. Stanger’s opinion did not address the merits of the underlying decision by the board of directors to approve the Plan of Liquidation or related documents or the relative merits of any related transactions compared with other business strategies or transactions available or that have been or might be considered by us or the board of directors or in which we might engage. Stanger’s advisory services and opinion were provided for the information and assistance of the board of directors in connection with its consideration of the Plan of Liquidation and the opinion does not constitute a recommendation as to how any holder of our common stock should vote with respect to the Plan of Liquidation Proposal or any other matter. The material assumptions and qualifications to the opinion are summarized below, although this summary does not purport to be a complete description of the various inquiries and analyses undertaken by Stanger in rendering its opinion. Arriving at an opinion of reasonableness is a complex analytical process not necessarily susceptible to partial analysis or amenable to summary description.
Although we advised Stanger that certain assumptions were appropriate in our view, we imposed no conditions or limitations on the scope of the investigation by Stanger or on the methods and procedures to be followed by Stanger in rendering its opinion. The fees and expenses of Stanger will be treated as general and administrative expenses and borne by us and are included in our determination of our estimated range of liquidating distributions per share. In addition, as noted below, we have agreed to indemnify Stanger against certain liabilities.

Qualifications to Opinion
In connection with rendering the opinion, Stanger was not engaged to and, therefore, did not: (i) appraise us or our operating partnership, Strategic Realty Operating Partnership, L.P. (the “Operating Partnership”) or our Operating Partnership’s assets and liabilities; (ii) select the method of determining the type or amount of consideration to be received in any transaction; (iii) make any recommendation to us, the Operating Partnership, the board of directors, or our stockholders with respect to whether to pursue the Plan of Liquidation, whether to accept or reject any transaction or the tax impact of acceptance or rejection of any transaction or the Plan of Liquidation; (iv) express any opinion as to (a) the business decision to pursue a Plan of Liquidation, (b) the amount or allocation of expenses relating to the Plan of Liquidation or any transaction, and (c) any terms of any transaction; (v) provide any implied or explicit guarantee or warranty that the amounts actually realized upon the sale of the properties will be within the estimates contained within our estimated range of liquidating distributions per share and that the distributions per share resulting from the Plan of Liquidation will be within our estimated range of liquidating distributions per share, which realized amount may be higher or lower than our estimates; or (vi) opine as to the fairness of the amount or the nature of any compensation to any of our officers or directors or any officers, directors, or employees of any affiliates of the Company, or any class of such persons, relative to the compensation to our stockholders.
Stanger’s opinion is based on business, economic, real estate and securities markets, and other conditions as they existed and could be evaluated on the date of Stanger’s analysis and addresses the estimated range of liquidating distributions per share pursuant to the Plan of Liquidation in the context of information available as of the date of Stanger’s analysis. Events occurring after that date may materially affect the assumptions used in preparing the opinion.
In connection with preparing its opinion, Stanger provided the board of directors with a presentation of its findings and the opinion set forth in Annex B. Stanger will not deliver any additional written summary of the analysis in connection with its opinion.
Experience of Stanger
Stanger, founded in 1978, has provided information, research, financial advisory and consulting services to clients located throughout the United States, including major New York Stock Exchange member firms, insurance companies and over seventy companies engaged in the management and operation of partnerships and real estate investment trusts. The financial advisory activities of Stanger include strategic planning, mergers and acquisitions, advisory and fairness opinion services, capital formation services, asset and securities valuations, industry and company analysis, and litigation support and expert witness services in connection with both publicly registered and privately placed securities transactions. Stanger, as part of its financial advisory business, is regularly engaged in the valuation of businesses and their securities in connection with mergers, acquisitions, and reorganizations and for estate, tax, corporate and other purposes. In particular, Stanger’s valuation practice principally involves real estate investment trusts and partnerships, and the securities issued by and the assets owned through such entities including, but not limited to, real properties and property interests.
Stanger was selected because of its experience in the real estate industry, specifically with the valuation of real estate assets similar to ours and for its experience in connection with mergers, acquisitions, reorganizations and financial advisory services. We considered no other firm for purposes of rendering the opinion.
Summary of Materials Considered and Reviews Undertaken
Stanger’s analysis of our proposed liquidation involved, among other things, the review of the following information: (i) a draft of this proxy statement, which draft was substantially in the form finalized and filed with the SEC; (ii) our Annual Report on Form 10-K for the year ended December 31, 2022 and our balance sheet as of March 31, 2023; (iii) a current rent roll for each property, together with historical operating statements for the years 2020, 2021, 2022 and year-to-date February 2023 and the operating budget for each property for 2023; (iv) published national surveys relating to acquisition criteria for properties similar to our properties; (v) appraisals of our properties as of September 30, 2022 (prepared by Stanger in connection with its engagement by us with respect to the determination of our estimated value per share of common stock) and the net asset value report performed by Stanger; (vi) broker opinions of value prepared by JLL, Colliers and Hanley Investment Group Real Estate Advisors, as of the first quarter of 2023; (vii) reviewed regional property sale transactions and published investor acquisition criteria surveys; and (ix) internal financial analyses and projections prepared by SRT Advisor in connection with our calculation of the estimated range of liquidating distributions per share pursuant to the Plan of Liquidation, which estimate reflects our estimated range of liquidation values of our properties, the terms and conditions of our charter and bylaws, the Operating Partnership’s partnership agreement, and the agreements of other subsidiaries through which we hold interests in the properties, in each case relating to the sale of our assets and the Plan of Liquidation, and the terms of the advisory agreement with SRT Advisor and property management agreements.
In addition, representatives of Stanger performed site visits of our properties in connection with prior engagements by the Company and discussed with personnel of SRT Advisor any changes since that time in the physical condition of the Properties and reviewed information concerning regional and local market conditions at or around the date of its opinion. Stanger also discussed with our management the conditions in retail property markets in general, and the local market of each property, in particular, market conditions for the leasing and sale of properties similar to our properties, the current and projected operation and performance of each of the properties, the current debt encumbering each property, and our financial condition and future prospects.

Stanger’s Analysis
Stanger’s analysis and reviews may be described as involving the following steps: (i) site visits and data gathering, including: reviewing local or regional market information; interviews with key Advisor personnel; reviews of published surveys of buyers’ acquisition criteria and related information; (ii) reviews of our estimated range of liquidation values for our properties; (iii) review of our liquidation cost estimates; and (iv) reviews of our estimated range of liquidating distributions per share.
Data Gathering
Representatives of Stanger performed site inspections of our properties in connection with prior engagements by the Company. Information gathered during the site visits was supplemented by information provided by the Company’s management and reviews of published information concerning economic demographic and local, regional and national real estate market information, including regional property sales. Stanger also reviewed published national surveys relating to acquisition criteria used by real estate investors and buyers of properties similar to our properties.
Stanger also obtained information from our management personnel, relating to the condition of our properties since the time of their site visits, including any deferred maintenance, capital budgets, environmental conditions, and other factors affecting the physical condition of the property improvements, competitive conditions in the local markets, and near-term lease expirations and anticipated renewals. Stanger also reviewed historical property operating statements for the years 2020, 2021, 2022 and year-to-date February 2023 and the 2023 operating budgets reforecast for each of the properties, along with available real estate tax information for each property. Stanger also reviewed the most recently available appraisals of our properties performed as of September 30, 2022 (prepared by Stanger in connection with its engagement by us with respect to the determination of our estimated value per share of common stock).
Review of our Estimated Range of Liquidating Distributions Per Share
Stanger estimated an indicative range of market value of our portfolio of properties utilizing the sales comparison approach and the income approach to valuation. The sales comparison approach involves a comparative analysis of the subject property with other similar properties that have sold recently or that are currently offered for sale in the market. Comparable sale data is analyzed and indices of value are extracted to develop a market value estimate for a property.
The income approach involves an economic analysis of a subject property based on its potential to provide future net annual operating income. This approach is based on the assumption that the value of a property is dependent upon the property’s ability to produce income. In the income approach a discounted cash flow (“DCF”) analysis was used to determine the value of each property. The DCF analysis utilizes projections of net operating cash flow from a property and estimated residual proceeds from sale of the property at the end of a multi-year holding period and discounts such cash flows to present value at a rate deemed appropriate to estimate the present value of the property. The indicated value by the income approach represents the amount an investor may pay for the expectation of receiving the net cash flow from the property.
In the course of preparing the income approach analysis, Stanger prepared multi-year property income and expense projections for the fiscal year ending March 31, 2024 (“Stanger’s Projections”). The Stanger Projections considered the following factors: (i) the terms of the existing leases, including any rent escalations during the terms of the lease; (ii) the releasing of any vacant space; (iii) estimated market rental rates per square foot; (iv) the tenant improvement allowances and leasing commissions upon leasing of currently vacant space and releasing of currently leased space at the expiration of existing leases; (v) property operating expenses; and (vi) reserves for capital expenditures and deferred maintenance, as appropriate.
Stanger then employed the DCF analysis to estimate a range of value of the properties. In conducting its analysis, Stanger relied upon our information concerning any material deferred maintenance, adverse physical conditions, or the existence of any hazardous materials on our properties.
Discounted Cash Flow Analysis
In applying the DCF analysis, Stanger utilized an investment holding period of 10-years, adjusted where appropriate for lease turnover, commencing April 1, 2023. At the end of such holding period each property was assumed to be sold to produce an estimated reversion value for each property.
The range of reversion values of each property which might be realized upon sale at the end of the assumed holding period was estimated based on the capitalization of the estimated net operating income of the property in the year immediately following the holding period, utilizing a range of capitalization rates deemed appropriate in light of the age, anticipated functional and economic obsolescence and competitive position of the property at the time of sale. Net proceeds to owners were determined by deducting estimated costs of sale. The estimated net cash flows from each property for the holding period (including the range of reversion value net of selling expenses) were discounted to present value at a range of discount rates deemed appropriate for the subject property based in part upon published surveys of target rates of return for buyers of similar properties as described above.
Based upon the discounted cash flow analysis described above Stanger estimated a range of value for our portfolio of properties in U.S. dollars of between approximately $33,390,000 to $36,730,000.

Sales Comparison Approach
Based upon available data gathered for actual sale transactions identified in each property’s region, an index of value based on a range of observed sale prices per rentable square foot was derived considering each property’s age, location and other factors. The range of prices per square foot, as estimated by reference to comparable sales transactions, was multiplied by the square footage of each property.
Based upon the sales comparison approach Stanger estimated a range of value for our properties in U.S. dollars between approximately $35,330,000 to $36,850,000.
Reconciliation
Stanger then reconciled the estimated ranges of value in the sales comparison approach and the discounted cash flow analyses in the income approach. Stanger observed that the income approach reflects the quality, durability and risk of the estimated income stream. Properties such as those owned by us are typically purchased and sold based upon their income characteristics. Stanger, therefore, gave the income approach primary consideration and the sales comparison approach was given secondary consideration.
Based upon the methodology described above, Stanger estimated the probable value of our portfolio of properties at between approximately $33,290,000 to $37,280,000.
Stanger then observed that in estimating the range of liquidating distributions per share pursuant to the Plan of Liquidation, we assumed the sale of our properties by April 30, 2024. Stanger also observed that we reduced our estimated range of the value of our real estate assets for the estimated commissions payable, and for our estimated other property transaction expenses. Stanger observed that we then factored into our analysis the prepayment terms and balances of debt outstanding, our interim earnings during the Plan of Liquidation, and our estimate of other entity wind-down costs and timing to arrive at an estimated range of liquidating distributions per share pursuant to the Plan of Liquidation of between $1.11 and $1.42.
Stanger reviewed the derivation of our estimated range of liquidating distributions per share and then Stanger adjusted our estimated range of liquidating distributions per share pursuant to the Plan of Liquidation by Stanger’s estimated range of the market value of our real estate portfolio and any associated adjustments to our estimates of commissions, disposition fees, other property transaction expenses, as identified to Stanger by us. Based on the foregoing, Stanger arrived at an estimated range of liquidating distributions per share pursuant to the Plan of Liquidation of between $1.10 and $1.43.
Assumptions
In rendering its opinion, Stanger has relied upon and assumed, without independent verification, the accuracy and completeness in all material respects of all financial and other information contained in this proxy statement or furnished or otherwise communicated to Stanger by us or SRT Advisor. Stanger has not performed an independent appraisal of our assets and liabilities in connection with the Plan of Liquidation, including our real estate portfolio. Stanger, rather, has relied upon and assumed the accuracy of: (i) any estimates of potential environmental liabilities, deferred maintenance and other property capital needs, as provided to Stanger by us, (ii) our ownership interest in each of the properties and the economic terms of any interests held by other parties in our properties; (iii) the number of shares of our common stock outstanding and class of such shares; (iv) the balance sheet value determinations for non-real estate assets and liabilities; and (v) any property transaction expenses, general liquidation costs and any other adjustments thereto made by us.
With our approval, Stanger has assumed that:
i.we will maintain our status as a real estate investment trust for the entire period of implementation of the Plan of Liquidation and will meet any required distribution level or other test and will not incur any tax liabilities of any kind in connection with the failure to so comply with tax rules of any nature;
ii.we will not incur any fees or costs associated with reserves or insurance for liabilities, contingent or otherwise, during the term of implementation of the Plan of Liquidation which are not accrued in or anticipated to be paid during the Plan of Liquidation and, therefore, considered in our estimated range of liquidating distributions per share;
iii.our interest in and the value of each real estate investment will not be encumbered or reduced by any incentive interest, fees or third-party profit participation other than for those included in our estimated range of liquidating distributions per share and identified to Stanger;
iv.we will not incur any fines, penalties, assessments, charges, settlement costs, judgments or any other costs, legal or otherwise associated with any regulatory inquiry or litigation;
v.we will not sell any assets while under duress at prices less than market value, including any sales of assets due to influence exerted by any lender, or accept any consideration for the sale or exchange of any of our assets which has a market value which is less than the assets exchanged therefore, including any deferred, contingent or earn-out type consideration;
vi.we will not incur any costs associated with the assumption or prepayment of our loans;

vii.we will not incur any additional wind down costs associated with the Plan of Liquidation other than those included in our estimated range of liquidating distributions per share;
viii.we will sell our real estate assets at the timing identified in our analysis underlying our estimated range of liquidating distributions share;
ix.the level of distributions made prior to the adoption of the Plan of Liquidation to our common stockholders has been accurately reflected in our analysis;
x.there are no termination fees associated with the advisory agreement or any management or service agreements, including any such fees payable to affiliates, that have not been identified to Stanger and included in our estimated range of liquidating distributions per share pursuant to the Plan of Liquidation;
xi.no options or warrants are outstanding with respect our common stock.
Stanger has also relied on our assurance and the assurances of SRT Advisor that any pro forma financial statements, projections, budgets, value or distribution estimates or adjustments provided or communicated to Stanger were reasonably prepared on bases consistent with actual historical experience and reflect our and SRT Advisor’s best currently available estimates and good faith judgments; that the allocation of consideration between the operating partnership and other subsidiaries of the Company and us, and the stockholders and SRT Advisor and the fees and costs associated with the Plan of Liquidation are consistent with the provisions of our charter and bylaws, the Operating Partnership’s partnership agreement, the agreements of any other subsidiaries through which we hold interests in the properties, and the advisory agreement; that no material change has occurred in the value of the assets or the information reviewed between the date such information was provided to Stanger and the date of Stanger’s opinion; and that we, and SRT Advisor are not aware of any information or facts that would cause the information supplied to Stanger to be incomplete or misleading in any material respect.
Conclusions
Stanger concluded that, based upon and subject to its analysis and assumptions, qualifications and limiting conditions, and as of the date of its opinion, our estimated range of liquidating distributions per share of our common stock to be paid to our stockholders in connection with the successful implementation of the Plan of Liquidation is reasonable from a financial point of view. The issuance of Stanger’s opinion was approved by the Opinion Committee of Stanger.
The above does not purport to be a complete description of the analyses performed or the matters considered by Stanger in rendering its opinion. The preparation of an opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Stanger has advised the board of directors that its entire analysis must be considered as a whole and that selecting portions of the analysis and the factors considered by Stanger, without considering all analyses and factors, could create an incomplete view of the evaluation process underlying the opinion. In rendering its opinion, Stanger’s judgment was applied to a variety of complex analyses and assumptions. The assumptions made and the judgments applied in rendering the opinion are not readily susceptible to partial analysis or summary description.
Compensation and Material Relationships
Stanger did not serve as financial advisor to the Company in connection with the Plan of Liquidation. The Company engaged Stanger to deliver its opinion and related services described herein. We believe the Company is not affiliated with Stanger or any of its affiliates. While the Company and affiliates of SRT Advisor have engaged and may engage Stanger or its affiliates in the future for valuations and commercial real estate-related services of various kinds, the board of directors believes that there are no material conflicts of interest with respect to our engagement of Stanger.
For preparing to deliver its opinion and related services described herein, Stanger was paid a fee of $50,000. The fee was negotiated with Stanger. Payment of the fee to Stanger was not dependent upon the findings of Stanger with respect to reasonableness. Stanger also does not have a fee which is contingent upon the successful completion or implementation of the Plan of Liquidation. In addition, Stanger will be reimbursed for certain out-of-pocket expenses, including legal fees, and will be indemnified against all liabilities arising under any applicable federal or state law or otherwise related to or arising out of Stanger’s engagement or performance of its services to us other than liabilities resulting from Stanger’s gross negligence or willful misconduct. Other than this engagement, during the past two years, we engaged Stanger to provide appraisal and valuation services in connection with our annual reported net asset value per share and we have paid Stanger usual and customary payments in connection with these services.

Interests in the Plan of Liquidation that Differ from Your Interests
In considering the recommendations of the board of directors with respect to the Plan of Liquidation Proposal, you should be aware that some of our directors and officers and SRT Advisor and its affiliates have interests in the liquidation that may be different from your interests as a stockholder. Consequently, our directors and officers and SRT Advisor, in some instances, may be more motivated to support the Plan of Liquidation than might otherwise be the case if they did not expect to receive those payments. Additionally, because of the below potential conflicts of interest, our directors and officers and SRT Advisor and its affiliates may be motivated to make decisions or take actions based on factors other than the best interest of our stockholders throughout the liquidation process. The board of directors was aware of these actual and potential conflicts of interest and considered them in making their respective recommendations. Some of the potential conflicts of interest presented by the liquidation are summarized below.
SRT Advisor May Be Entitled to Receive Fees in Connection with the Plan of Liquidation
SRT Advisor earns asset management fees from us and receives reimbursement of certain of its operating costs. SRT Advisor will continue to earn such fees and receive reimbursements as long as we continue to own any properties, and SRT Advisor will receive reimbursements for expenses until our liquidation and dissolution are complete. Assuming upon renewal of the Advisory Agreement, the asset management fee remains capped at $250,000 in the aggregate for a twelve-month period commencing August 2023, we project that we may pay SRT Advisor an aggregate of approximately $396,000 for asset management fees and reimbursement of certain of its operating expenses in 2023 and 2024 during the liquidation process, although this estimate may vary significantly based on the timing of property sales.
In addition, SRT Advisor may be entitled to disposition fees in connection with the sale of our assets. If the independent directors determine that SRT Advisor or any of its affiliates provides a substantial amount of services in connection with a sale, SRT Advisor or such affiliate will receive a fee at the closing of the sale equal up to 50% of a competitive real estate commission, but not to exceed 3% of the contract sales price. These disposition fees are estimated to be between approximately $1,006,000 and $1,117,000, depending upon and correlated to the price we receive for the sale of our assets.
Stock Ownership of Our Executive Officers and Directors
The Company’s executive officers, directors and SRT Advisor and its affiliates will be entitled to receive liquidating distributions for each share of common stock of the Company which they own on the same basis as other stockholders. As of the date of this proxy statement, Mr. Levin owned 10,092 shares of our common stock, for which we estimate he will receive liquidating distributions of between approximately $11,200 and $14,400 in connection with our liquidation, and Mr. Rogers owned 14,399 shares of our common stock, for which we estimate he will receive liquidating distributions of between approximately $16,000 and $20,500 in connection with our liquidation.
Current Litigation Arising from Our Actions in Connection with the Plan of Liquidation
There is currently no litigation arising from our actions in connection with the Plan of Liquidation.
Principal Provisions of the Plan of Liquidation
The following is a brief summary of the material provisions of the Plan of Liquidation. The following summary is qualified in its entirety by reference to the Plan of Liquidation, which we have attached hereto at Annex A and is incorporated by reference into this proxy statement. We encourage you to read the Plan of Liquidation in its entirety.
Pursuant to the Plan of Liquidation we will, among other things, undertake to:
•dispose of all of our properties, which we expect to accomplish within 24 months after approval of the Plan of Liquidation. Although we currently anticipate that we will sell our assets for cash and our discussion in this proxy statement contemplates that we will receive cash for the sale of our assets, the Plan of Liquidation provides that our assets may be sold for cash, notes or such other assets as may be conveniently liquidated or distributed to stockholders;
•liquidate and dissolve the Company and distribute the net proceeds from liquidation in accordance with the provisions of the charter and applicable law;
•pay or provide for our liabilities and expenses, which may include the purchase of insurance or the establishment of a reserve fund to provide for payment of contingent or unknown liabilities;
•distribute the remaining proceeds of the liquidation to you after the payment of or provision for our liabilities and expenses, in accordance with the charter and bylaws, and take all necessary or advisable actions to wind-up our affairs;
•if we cannot sell our assets and pay our liabilities within 24 months after your approval of the Plan of Liquidation, or if the board of directors otherwise determines that it is advisable to do so, we may transfer our remaining assets and liabilities to a liquidating trust and distribute the beneficial interests in the liquidating trust to you; and
•wind-up our operations and dissolve the Company, all pursuant to the Plan of Liquidation attached hereto at Annex A.

Prior to the acceptance for record of the Articles of Dissolution by the SDAT, the board of directors may terminate the Plan of Liquidation for any reason, subject to and contingent upon the approval of such termination by our stockholders. Notwithstanding approval of the Plan of Liquidation by our stockholders, the board of directors or, if a liquidating trust is established, the trustees of the liquidating trust, may make certain modifications or amendments to the Plan of Liquidation without further action by or approval of our stockholders to the extent permitted under law.
Liquidating Distributions and Procedures
We may pay multiple, or a single, liquidating distribution(s) to our stockholders. We intend to pay the final liquidating distribution to our stockholders no later than 24 months after approval of the Plan of Liquidation, although the timing of this distribution will depend on when we sell our assets. The sale of assets and distribution of the net proceeds may be delayed due to the ongoing challenges affecting the U.S. commercial real estate industry, including the continued economic slowdown, rising interest rates and significant inflation (or the perception that any of these events may continue), and a lack of lending activity in the debt markets which may impact the ability of buyers for our properties to obtain favorable financing.
We cannot assure you that the final distribution will be paid within that 24-month period. The aggregate of all liquidating distributions may be less or more than the amounts we anticipate. The actual amounts and times of payment of the liquidating distributions to be paid to you will be determined by the board of directors in its discretion. If you transfer your shares during the liquidation process, the right to receive liquidating distributions will transfer with those shares.
The Plan of Liquidation gives the board of directors the authority, in its discretion, to determine how best to provide for any unknown or contingent liabilities consistent with Maryland law. We may obtain insurance policies to cover such costs and/or establish a reserve fund out of which to pay such costs. If we establish a reserve fund, we would expect a final liquidating distribution to be paid once the manager of the fund determines that no further claims are likely to be made upon the fund. Such a determination could be made, for example, upon the expiration of the time periods specified in the statutes of limitations applicable to the type of claims that may be made against the fund. If such a reserve fund is created, the final payout of the fund’s assets remaining after payment of claims against the fund to our stockholders may not occur for three or more years following the filing of our Articles of Dissolution.
Liquidating Trust
If all of our assets are not sold or distributed within 24 months after the approval of the Plan of Liquidation by our stockholders, or if unpaid liabilities remain outstanding, we may transfer any assets not sold or distributed, including any reserve fund or other cash on hand, to a liquidating trust. The creation of a liquidating trust may be necessary to avoid losing our status as a REIT after the 24-month period following adoption of the Plan of Liquidation. If we establish a liquidating trust, we would distribute to our stockholders at that time beneficial interests in the liquidating trust in proportion to the number of shares of common stock owned by such holders. The purpose of the liquidating trust that we may establish will be to liquidate any remaining assets on terms satisfactory to the liquidating trustees and, after paying any of our remaining liabilities, distribute the proceeds of the sale of assets formerly owned by us to the holders of the beneficial interests in the liquidating trust. The liquidating trust will be obligated to pay any of our expenses and liabilities that remain unsatisfied. Approval of the Plan of Liquidation will constitute the approval by our stockholders of (i) the establishment of a liquidating trust, (ii) the board of directors’ appointment of one or more individuals, who may or may not be former members of the board of directors or officers, or corporate persons, including SRT Advisor, to act as trustee or trustees, and (iii) the terms of any declaration of trust adopted by the board of directors. We expect that beneficial interests in the liquidating trust will not be freely transferable. Therefore, the recipients of beneficial interests in the liquidating trust will not realize any value from these beneficial interests unless and until the liquidating trust distributes cash or other assets to them, which will be solely in the discretion of the trustees.
Any plan to transfer assets to a liquidating trust is only a contingency plan. Therefore, the board of directors has not determined the detailed terms or structure for a liquidating trust. The characteristics of any liquidating trust will be determined by the board of directors at a future date depending on factors such as the number and value of assets to be held by the liquidating trust and the number of holders of beneficial interests in the liquidating trust.
Dissolution
The Plan of Liquidation authorizes our officers, when appropriate, to file Articles of Dissolution and to take any other appropriate and necessary action to dissolve the Company under Maryland law.
Reporting Requirements
Whether or not the Plan of Liquidation is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even if compliance with such reporting requirements is economically burdensome.

If the Plan of Liquidation is approved, in order to curtail expenses, we may, after filing our Articles of Dissolution, seek relief from the SEC from certain reporting requirements under the Exchange Act. We anticipate that, if we seek such relief and it is granted, we would continue to file current reports on Form 8-K to disclose material events relating to our liquidation and dissolution, along with any other reports that the SEC might require, but would discontinue filing annual and quarterly reports on Forms 10-K and 10-Q. However, we may not seek such relief and the SEC may not grant any such relief. To the extent that we delay filing the Articles of Dissolution or if we do not obtain reporting relief, we would be obligated to continue complying with the applicable reporting requirements of the Exchange Act.
Our Common Stock
We currently intend to close our stock transfer books on the dissolution date and at such time cease recording stock transfers.
Our common stock is not currently listed on a stock exchange.
We intend to make a public announcement of the anticipated filing date of the Articles of Dissolution at least three business days in advance of the filing.
Regulatory Approvals
No United States federal or state regulatory requirements must be complied with or approvals obtained in connection with the Plan of Liquidation, other than the requirements of the MGCL.
Appraisal Rights
Under Maryland law, our stockholders are not entitled to appraisal rights or to any similar rights of dissenters for their shares of our common stock in connection with the transactions contemplated by the Plan of Liquidation.
Vote Required
With regard to the Plan of Liquidation Proposal, your vote may be cast “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. Under the charter, the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the Plan of Liquidation Proposal is required for approval of the Plan of Liquidation Proposal. Because of this majority vote requirement, “ABSTAIN” votes and broker non-votes will have the effect of a vote against the Plan of Liquidation Proposal.
The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the Plan of Liquidation Proposal.
Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PLAN OF LIQUIDATION PROPOSAL.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES
The following discussion summarizes the material United States federal income tax considerations that may be relevant to you from the transactions described in this proxy statement. This discussion is based on the laws, regulations (whether final, temporary or proposed), rulings and judicial decisions now in effect, all of which are subject to change, and some of which may have retroactive effect. We have not sought any ruling from the IRS with respect to the statements made and the conclusions reached in this discussion, and there can be no assurance that the IRS will agree with all of such statements and conclusions. This discussion assumes that we have qualified at all times throughout our existence, and will continue to qualify until our liquidation, as a real estate investment trust, or, REIT for United States federal income tax purposes. The following discussion is not exhaustive of all possible tax considerations. This summary neither gives a detailed discussion of any state, local or foreign tax considerations nor does it discuss all of the aspects of United States federal income taxation that may be relevant to you in light of your particular circumstances or to certain types of stockholders (including insurance companies, tax-exempt entities, financial institutions or broker-dealers, foreign corporations or partnerships, and persons who are not citizens or residents of the United States) subject to special treatment under the United States federal income tax laws.
YOU ARE ADVISED TO CONSULT WITH YOUR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO YOU FROM THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT AND YOUR RECEIPT OF DISTRIBUTIONS FROM US IN CONNECTION WITH THE PLAN OF LIQUIDATION.
United States Federal Income Tax Consequences to the Company and Our Stockholders
United States Federal Income Tax Consequences to the Company
For U.S. federal income tax purposes, we are taxed as a REIT under Sections 856 through 860 of the Code. If the Plan of Liquidation is approved by our stockholders, we currently expect that we will continue to qualify as a REIT prior to the final distribution of assets. However, in order for us to continue to qualify as a REIT, we must satisfy a number of asset, income and distribution tests and there can be no assurances that we will be able to satisfy these tests throughout the liquidation process. For example, in order to maintain our REIT status, we must, among other things, continue to derive income from qualified sources, principally rents from real property, interest from mortgages on real property and gains from the sale or exchange of real estate assets. In addition, our principal investments must continue to be in real estate assets. We plan to sell substantially all of our properties if the Plan of Liquidation is approved. Accordingly, there can be no assurances that we will be able to satisfy these tests throughout the liquidation process pursuant to the Plan of Liquidation and the failure to satisfy such tests could cause us to lose our qualification as a REIT. The board of directors has the authority under the Plan of Liquidation to cause us to discontinue our status as a REIT at any time if the board of directors finds it in the best interest of our stockholders to do so.
The Code defines a REIT generally as a corporation, trust or association (i) which is managed by one or more trustees or directors; (ii) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest; (iii) which would be taxable as a domestic corporation, but for Sections 856 through 860 of the Code; (iv) which is neither a financial institution nor an insurance company subject to certain provisions of the Code; (v) the beneficial ownership of which is held by 100 or more persons; (vi) during the last half of each taxable year not more than 50% in value of the outstanding stock of which is owned, directly or constructively, by five or fewer individuals (as defined in the Code); and (vii) which meets certain other tests regarding the nature of its income and assets and the amount of its distributions. We believe that we have issued a sufficient number of shares to allow us to satisfy conditions (v) and (vi) above. In addition, the charter provides for restrictions regarding the transfer and ownership of shares, which restrictions are intended to assist us in continuing to satisfy the share ownership requirements described in (v) and (vi) above.
In order to qualify as a REIT, we are required to distribute dividends (other than capital gain dividends) to our stockholders in an amount at least equal to (i) the sum of (a) 90% of our “REIT taxable income,” computed without regard to the dividends paid deduction (as described below) and excluding our net capital gain, and (b) 90% of our net income (after tax), if any, from foreclosure property, minus (ii) the sum of certain items of noncash income. These distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before we timely file our tax return for such year and if paid on or before the first regular dividend payment after such declaration. To the extent that we do not distribute all of our net capital gain or distribute at least 90%, but less than 100%, of our “REIT taxable income,” as adjusted, we will be subject to tax thereon at regular ordinary and capital gain corporate tax rates. We may elect to retain and pay taxes on all or a portion of our net long-term capital gains for any taxable year, in which case our stockholders would include in their income as long-term capital gains their proportionate share of such undistributed capital gains. Our stockholders would be treated as having paid their proportionate share of the capital gains tax paid by us, which amounts would be credited or refunded to our stockholders. Furthermore, if we should fail to distribute during each calendar year at least the sum of (i) 85% of our REIT ordinary income for such year, (ii) 95% of our REIT capital gain income for such year, and (iii) any undistributed taxable income from prior periods, we would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed. To the extent possible, we intend to pay timely distributions sufficient to satisfy this annual distribution requirement.

As a REIT, we are generally not subject to federal corporate income tax on the portion of our taxable income or capital gain that we currently distribute to our stockholders in distributions that are eligible for the dividends paid deduction (the “DPD”). We will, however, be subject to tax at normal corporate rates upon any taxable income or capital gain not distributed to our stockholders. Under Section 562(b) of the Code, distributions eligible for the DPD include (i) in the case of amounts distributed in liquidation, the part of such distribution (deducting for such purpose the amount of such distribution equal to the capital and paid-in surplus attributable to the stock with respect to which the distribution is being paid) which is properly chargeable to earnings and profits accumulated after February 28, 1913; and (ii) in the case of a complete liquidation of a corporation occurring within 24 months after the adoption by a corporation of a Plan of Liquidation, any distribution within such period pursuant to such plan to the extent of the earnings and profits (computed without regard to capital losses) of such corporation for the taxable year in which such distribution is paid. In addition, under Section 562(e) of the Code, in the case of a REIT, in determining the amount of dividends under Section 316 of the Code for purposes of computing the DPD, the earnings and profits of such REIT are increased for any taxable year by the total amount of gain, if any, on the sale or exchange of real property by the REIT during such taxable year.
So long as we continue to qualify as a REIT, any net gain from “prohibited transactions” will be subject to a 100% tax. “Prohibited transactions” are sales of property held primarily for sale to customers in the ordinary course of a trade or business. The prohibited transactions tax is intended to prevent a REIT from retaining any profit from the sales of properties held primarily for sale to customers in the ordinary course of business. The Code provides for a “safe harbor” which, if all its conditions are met, would protect a REIT’s property sales from being considered prohibited transactions. Whether a property is held primarily for sale to customers in the ordinary course of a trade or business is a highly factual determination. We believe that all of our remaining properties are held for investment and the production of rental income, and that none of the prior or contemplated sales of our properties will constitute a prohibited transaction. We do not believe that the prior sales of the Company’s properties, nor the pending sales of the Company’s properties pursuant to the Plan of Liquidation should be subject to the prohibited transactions tax. However, due to certain factors, the contemplated sales may not qualify for the protective safe harbor. There can, however, be no assurances that the IRS will not successfully challenge the characterization of properties we hold for purposes of applying the prohibited transaction tax.
We expect to completely liquidate within 24 months after the adoption of the Plan of Liquidation, in which case any liquidating distributions that we pay to our stockholders within such 24-month period pursuant to such Plan of Liquidation will, to the extent of our earnings and profits, computed without regard to our capital losses, for the taxable year in which any such liquidating distributions are paid, be treated as dividends for purposes of computing our DPD. For this purpose, for the taxable year in which we pay the liquidating distributions to our stockholders, our earnings and profits will include any gain resulting from the sale of our properties. As a result, and provided that we continue to qualify as a REIT (and provided we do not have net gain from a prohibited transaction), we believe that we will not be subject to U.S. federal corporate income tax on gain recognized in connection with liquidating sales of our properties, nor will we be subject to U.S. federal corporate income tax on gains realized upon a liquidating distribution of any of our appreciated properties.
If we are unable to dispose of all of our properties within 24 months after adoption of the Plan of Liquidation or if it is otherwise advantageous or appropriate to do so, the board of directors may establish a liquidating trust to which we could distribute in kind our assets. Even if all of our properties were disposed of within such period, the board of directors may decide to establish a liquidating trust to retain cash reserves beyond such 24-month period to meet any contingent liabilities. Under the Code, a trust will be treated as a liquidating trust if it is organized for the primary purpose of liquidating and distributing the assets transferred to it, and if its activities are all reasonably necessary to and consistent with the accomplishment of that purpose. However, if the liquidation is prolonged or if the liquidation purpose becomes so obscured by business activities that the declared purpose of the liquidation can be said to be lost or abandoned, the trust will no longer be considered a liquidating trust. Although neither the Code nor the Treasury regulations thereunder provide any specific guidance as to the length of time a liquidating trust may last, the IRS’s guidelines for issuing rulings with respect to liquidating trust status call for a term not to exceed three years, which period may be extended to cover the collection of installment obligations. If we establish a liquidating trust, we intend to comply with such IRS guidelines.
An entity classified as a liquidating trust may receive assets, including cash, from the liquidating entity without incurring any tax. The liquidating trust will be treated as a grantor trust, and accordingly, will not be subject to tax on any income or gain recognized by it. For tax consequences of transfers made to the liquidating trust, see “—United States Federal Income Tax Consequences to our U.S. Stockholders” below. If the liquidating trust fails to qualify as such, its treatment for U.S. federal income tax purposes will depend, among other things, upon the reasons for its failure to so qualify. If the liquidating trust fails to qualify as a grantor trust because the liquidation is considered to have been unreasonably prolonged or the liquidation purpose has become so obscured by business activities that the declared purpose of liquidation is considered to have been lost or abandoned, then the liquidating trust will most likely be treated as a partnership. Partnership status, however, would require that the liquidating trust avoid being classified as a publicly traded partnership, which among other things may require that beneficial interests in the trust not be transferable. If formed, we expect that the beneficial interests in the liquidating trust will not be freely transferable. If the liquidating trust were classified as a publicly traded partnership, the liquidating trust itself would be subject to tax, and stockholders could also be subject to tax upon the receipt of certain distributions from the liquidating trust. If the liquidating trust were classified as a partnership for U.S. federal income tax purposes, it is likely that the tax consequences to the stockholders as a result of owning beneficial interests in the liquidating trust would not differ materially from the tax consequences to the stockholders if the liquidating trust was classified as a grantor trust. If the liquidating trust were classified as a corporation, the liquidating trust itself would be subject to tax and stockholders could also be subject to tax upon the receipt of certain distributions from the liquidating trust. If the board of directors elects to use a liquidating trust, it is anticipated that every effort will be made to ensure that the trust will be classified as a grantor trust for U.S. federal income tax purposes.
United States Federal Income Tax Consequences to U.S. Stockholders
For purposes of this discussion, a “U.S. Stockholder” is a beneficial owner of our shares that is (i) an individual citizen or resident of the United States, (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, organized under the laws of the United States or any state of the United States (or the District of Columbia), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, (iv) certain tax-exempt entities, including individual retirement accounts, or (v) a trust if (a) both: (1) a U.S. court is able to exercise primary supervision over the administration of the trust, and (2) one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) the trust was in existence on August 20, 1996, was treated as a domestic trust on August 19, 1996, and was eligible to elect, and validly elected, to be treated as a domestic trust. A “Non-U.S. Stockholder” is any beneficial owner of our shares other than a U.S. Stockholder or a partnership or other entity treated as a partnership for U.S. federal income tax purposes. If a partnership, or entity treated as a partnership for U.S. federal income tax purposes, holds our shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership.
Stockholders may receive one or more liquidating distributions as a result of our liquidation and dissolution. The amount of any liquidating distribution should be applied first to reduce a stockholder’s tax basis in his, her or its shares of our common stock, but not below zero. If the amount of the liquidating distributions is less than the stockholder’s tax basis in his, her or its shares of our common stock, the stockholder will generally recognize a loss. This loss, however, will not be recognized until the taxable year in which the final liquidating distribution is received by the stockholder. As it is anticipated that the Plan of Liquidation will take two years to effect, it is likely any such loss would not be expected to be recognizable until the 2025 taxable year. Note that if the board of directors decides to establish a liquidating trust, the distribution to stockholders of beneficial interests in the liquidating trust will constitute the final liquidating distribution for these purposes. The amount of the distributions in excess of a stockholder’s tax basis in his, her or its shares of our common stock will be gain, and should be recognized in the year the distribution is received.
In general, gain or loss will be calculated separately for each block of shares of stock, with a block consisting of shares acquired at the same cost in a single transaction. The gain or loss will be a capital gain or loss, assuming that the shares of our common stock are held as a capital asset (generally, property held for investment). A capital gain or loss will be long-term with respect to stock that has been held by a stockholder for more than one year. U.S. Stockholders who are individuals, estates or trusts may be subject to an additional 3.8% Medicare tax on their gain from the liquidation, and should consult their tax advisors concerning the applicability of this tax. There are limitations on the deductibility of capital losses, including that net capital losses may offset only capital gains and up to $3,000 of ordinary income per year in the case of individuals, and may only offset capital gains in the case of corporations. Individuals may carry forward any unused net capital losses indefinitely. Long-term capital gain realized by a stockholder that is an individual, estate or trust is generally taxed as preferential rates.
Tax-exempt stockholders, including employee pension benefit trusts and individual retirement accounts, generally are exempt from U.S. federal income taxation. These entities are subject to taxation, however, on any “unrelated business taxable income”, as defined in the Code. A full discussion of the consequences of tax-exempt and Non-U.S. Stockholders of using a liquidating trust is beyond the scope of this proxy statement and any such stockholder is urged to consult its own tax advisors regarding the federal, state and local income and other tax consequences of their receipt of liquidating distributions from us.
If the board of directors decides to establish a liquidating trust, as discussed above, the distribution of beneficial interests in the liquidating trust will be treated as a distribution in liquidation of the U.S. Stockholder’s shares of our common stock. Accordingly, each stockholder will be treated as having received a liquidating distribution equal to his, her or its share of the amount of cash and the fair market value of any asset transferred to the liquidating trust. At that time, expected to be the 2025 taxable year, recognizable loss will be triggered. This loss will be subject to certain limitations and carryforward rules as discussed above. After such distribution, our stockholders will be beneficiaries of such liquidating trust and be treated as the owner of his, her or its pro rata portion of each asset, including cash, received by and held by the liquidating trust. Each stockholder will recognize gain to the extent such value is greater than his, her or its basis in shares notwithstanding that he, she or it may not currently receive a distribution of cash or any other assets with which to satisfy the resulting tax liability.
The liquidating trustee will file tax returns for the liquidating trust and will send to each stockholder a separate statement setting forth the stockholder’s share of items of income, gain, loss, deduction and credit. In addition, each stockholder will be required to take into account in computing his, her or its taxable income a pro rata share of each item of income, gain and loss of the liquidating trust, which may create additional U.S. tax compliance requirements and/or payments for tax-exempt stockholders and Non-U.S. Stockholders. A stockholder will also recognize taxable gain or loss when all or part of his, her or its pro rata portion of an asset is disposed of for an amount greater or less than his, her or its pro rata portion of the fair market value of such asset at the time it was transferred to the liquidating trust. Any such gain or loss will be capital gain or loss so long as the stockholder holds his, her or its interest in the assets as a capital asset.

Our stockholders will receive an applicable IRS Form 1099 for the receipt of liquidating distributions received from us.
United States Federal Income Tax Consequences to Non-U.S. Stockholders
The rules governing United States federal income taxation of Non-U.S. Stockholders are complex, and no attempt will be made in this proxy statement to provide more than a limited summary of such rules. A Non-U.S. Stockholder should consult with his, her or its own tax advisor to determine the impact of United States federal, state and local income tax laws with regard to the Plan of Liquidation and each Non-U.S. Stockholder’s receipt of liquidating distributions from us. Accordingly, this discussion does not address all aspects of United States federal income taxation, nor state, local or foreign tax consequences (including treaty benefits, if any, that may be available in certain instances), that may be relevant to a Non-U.S. Stockholder in light of his, her or its particular circumstances.
United States Federal Income Tax Consequences to Non-U.S. Stockholders Under The Foreign Investment In Real Property Tax Act of 1980 (“FIRPTA”)
In general, Section 897 of the Code requires a Non-U.S. Stockholder that disposes of a “United States real property interest,” or USRPI, to treat any gain or loss from such disposition as gain that is effectively connected with the conduct of a trade or business within the United States or as loss that is allocable to such gain. A USRPI includes an interest in real property located in the United States and any interest other than that of a creditor in a domestic corporation that is a “United States real property holding corporation.”
As discussed above, we currently contemplate that we will continue to qualify as a REIT prior to the final distribution of assets. Accordingly, the FIRPTA provisions governing distributions from REITs treat, for U.S. federal income tax purposes, the liquidation as a liquidating distribution from us to Non-U.S. Stockholders of the net proceeds from liquidation. The IRS has taken the position in Notice 2007-55 that the FIRPTA provisions governing distributions from REITs apply to the extent liquidating distributions are attributable to gain from the sale of USRPIs, except under limited circumstances which are inapplicable here. Non-U.S. Stockholders should consult their tax advisors regarding the application of those provisions.
The IRS stated in Notice 2007-55 that REIT liquidating distributions are subject to tax under Section 897(h)(1) of the Code to the extent attributable to gain from the sale of USRPIs. Thus, under Notice 2007-55, the liquidating distributions received by a Non-U.S. Stockholder are subject to tax under FIRPTA as a distribution to the extent they are attributable to gain from the sale of our properties. If the liquidating distributions were taxed under FIRPTA, the gain recognized by a Non-U.S. Stockholder generally would be subject to U.S. federal income tax on a net basis to the extent attributable to gain from the sale of our properties, and a corporate Non-U.S. Stockholder could also be subject to the branch profits tax on such FIRPTA gain. Accordingly, we intend to withhold U.S. federal income tax at a rate of 21% from the portion of the liquidating distributions that are, or are treated as, attributable to gain from the sale of USRPIs and paid to a Non-U.S. Stockholder.
A Non-U.S. Stockholder may be entitled to a refund or credit against the holder’s United States tax liability, if any, with respect to any amount withheld pursuant to FIRPTA, provided that the required information is furnished to the IRS on a timely basis. Non-U.S. Holders should consult their tax advisor regarding withholding tax considerations.
Certain Non-U.S. Stockholders that meet certain specific requirements to be treated as “qualified foreign pension funds” are exempted from FIRPTA and applicable withholding. This exemption would generally apply to dispositions of our shares, or distributions attributable to gain from the sale of a USRPI. In addition, shares of a REIT held by certain Non-U.S. Stockholders that meet certain specific requirements of a “qualified shareholder” will not be treated as a USRPI, and capital gain dividends from such a REIT will not be treated as gain from the sale of a USRPI, unless a person (other than a “qualified shareholder”) that holds an interest in such qualified shareholders owns, taking into account applicable constructive ownership rules, more than 10% of the shares of the REIT. In general, for these purposes, a “qualified shareholder” is a foreign person who is in a treaty jurisdiction and satisfies certain publicly traded requirements, meets certain specific requirements to be a “qualified collective investment vehicle” and maintains records on the identity of certain 5% owners. Potential stockholders should consult their own tax advisors with respect to the availability of these exemptions.
United States Federal Income Tax Consequences to Non-U.S. Stockholders Other Than Under FIRPTA
Gain recognized by a Non-U.S. Stockholder upon our dissolution and his, her or its receipt of liquidating distributions from us which is not otherwise subject to taxation under FIRPTA will nonetheless be subject to United States federal income tax if (i) the Non-U.S. Stockholder’s investment in his, her or its stock is “effectively connected” with the Non-U.S. Stockholder’s United States trade or business, in which case the Non-U.S. Stockholder will be subject to the same treatment as a U.S. Stockholder with respect to such gain, except that a foreign corporation Non-U.S. Stockholder also may be subject to the 30% branch profits tax; or (ii) an individual Non-U.S. Stockholder is present in the United States for at least 183 days during a three-year period ending in the current calendar year, in which case the individual Non-U.S. Stockholder will be subject to a 30% tax on his or her net capital gains for the taxable year.

FATCA. Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such sections commonly referred to as the Foreign Account Tax Compliance Act, or FATCA) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on our capital stock or gross proceeds from the sale or other disposition of our capital stock, in each case paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.
Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on our capital stock. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of such stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Because we may not know the extent to which a distribution is a dividend for U.S. federal income tax purposes at the time it is made, for purposes of these withholding rules we may treat the entire distribution as a dividend.
Stockholders should consult their tax advisors regarding the potential application of withholding under FATCA to their investment in our capital stock.
Income Tax Treaties. If a Non-U.S. Stockholder is eligible for treaty benefits under an income tax treaty with the United States, the Non-U.S. Stockholder may be able to reduce or eliminate certain of the U.S. federal income tax consequences discussed above, such as the branch profits tax. Non-U.S. Stockholders should consult their tax advisor regarding possible relief under an applicable income tax treaty.
Backup Withholding and Information Reporting Consequences to Stockholders
Backup withholding (currently at a rate of 24%) may apply to payments made to a U.S. Stockholder in connection with the liquidation unless the U.S. Stockholder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (ii) provides a taxpayer identification number or social security number, certifies under penalties of perjury that such number is correct and that such U.S. Stockholder is not subject to backup withholding or otherwise complies with the applicable requirements of the backup withholding rules, which generally may be done by providing us with a properly completed and signed IRS Form W-9. Individual U.S. Stockholders who do not provide us with their correct taxpayer identification number may be subject to penalties imposed by the IRS. We may also be required to withhold on liquidating distributions paid to any U.S. Stockholders who fail to certify their non-foreign status.
If you are a Non-U.S. Stockholder, liquidating distributions paid to you may be subject to backup withholding tax unless such stockholder establishes an exemption, for example, by properly certifying its non-U.S. status on an IRS Form W-8BEN, W-8BEN-E or other applicable version of IRS Form W-8. If a Non-U.S. Stockholder is subject to backup or other United States federal income tax withholding, then the applicable withholding agent will be required to withhold the appropriate amount with respect to a deemed or constructive distribution, even though there is insufficient cash from which to satisfy the withholding obligation. To satisfy this withholding obligation, the applicable withholding agent may collect the amount of United States federal income tax required to be withheld by reducing to cash for remittance to the IRS a sufficient portion of the property that the stockholder would otherwise receive or own, and the stockholder may bear brokerage or other costs for this withholding procedure.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to you generally will be allowed as a refund or a credit against your U.S. federal income tax liability as long as you provide the required information to the IRS in a timely manner.
State and Local Taxes
Our stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which they transact business or reside. The state and local tax treatment of our stockholders may not conform to the United States federal income tax consequences discussed above. Consequently, stockholders should consult their own tax advisors regarding the effect of state and local tax laws on the transactions described in this proxy statement and on the receipt of the liquidating distributions from us.

PROPOSAL 2: ELECTION OF DIRECTORS
The board of directors currently consists of four directors and is divided into three classes with Class I serving until the 2025 annual meeting of stockholders, Class II serving until the 2026 annual meeting of stockholders, and Class III serving until the 2024 annual meeting of stockholders. If our stockholders approve the Plan of Liquidation, we intend to pursue the liquidation and dissolution of the Company and expect to complete these activities within 24 months after such stockholder approval. At the completion of our liquidation and dissolution the Company will cease to exist and thus we expect the term of our directors will conclude prior to the scheduled term. The current directors are divided as follows: Class I is comprised of Matthew Schreiber, Class II is comprised of Todd A. Spitzer, and Class III is comprised of Phillip I. Levin and Jeffrey S. Rogers.
At our annual meeting in 2021 and 2022, the board of directors nominated Phillip I. Levin and Jeffrey S. Rogers for election to our board of directors as Class III directors to serve until the date of our 2024 annual meeting of stockholders and until their successor(s) are elected and qualified. Because we did not have a quorum at the 2021 and 2022 annual meetings, those meetings were not held, and Messrs. Levin and Rogers continued to serve as directors. The board of directors has re-nominated Messrs. Levin and Rogers for election to our board of directors as Class III directors, to serve until the date of our 2024 annual meeting of stockholders and until their successor(s) are elected and qualified. Messrs. Levin and Rogers currently serve as members of the board of directors and the board of directors believes they have each played and will continue to play a vital role in our management and operations.
At our annual meeting in 2022, the board of directors nominated Matthew Schreiber for election to our board of directors as a Class I director for a term of office commencing on the date of the annual meeting and ending on the date of the 2025 annual meeting of stockholders and until his successor was duly elected and qualified. Because we did not have a quorum at the 2022 annual meeting, the meeting was not held, and Mr. Schreiber continued to serve as a director. The board of directors has re-nominated Mr. Schreiber for election to our board of directors as a Class I director, to serve until the date of our 2025 annual meeting of stockholders and until his successor has been elected and qualified. Mr. Schreiber currently serves as Chief Executive Officer and Secretary and as a member of the board of directors and the board of directors believes that he has played and will continue to play a vital role in our management and operations.
At our annual meetings in 2020, 2021 and 2022, the board of directors nominated Todd A. Spitzer for election to our board of directors as a Class II director for a term of office commencing on the date of those annual meetings and ending on the date of the 2023 annual meeting of stockholders and until his successor is elected and qualified. Because we did not have a quorum at those annual meetings, those meetings were not held, and Mr. Spitzer continued to serve as a director. The board of directors has re-nominated Mr. Spitzer for election to our board of directors as a Class II director, to serve until the date of our 2026 annual meeting of stockholders and until his successor is elected and qualified. Mr. Spitzer currently serves as a member of the board of directors and the board of directors believes he has played and will continue to play a vital role in our management and operations.
All four of the director nominees have consented to being named as a nominee in this proxy statement and have agreed that, if elected, they will serve on the board of directors for their designated term and until their successor(s) have been elected and qualified. We are not aware of any familial relationship among these nominees and the other director or our executive officers. The nominees have stated that there is no arrangement or understanding of any kind between them and any other person relating to their election as a director except that they have agreed to serve as our directors if elected.
Vote Required
Under our charter, a majority of the shares present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, abstentions and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.
The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares “FOR” the nominee named above. If the nominee becomes unable or unwilling to stand for election, the board of directors may designate a substitute. If a substitute is designated, proxies voting for such nominee will be cast for the substituted nominee.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE TO THE BOARD OF DIRECTORS.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
At the annual meeting, you and the other stockholders will vote on the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2023.
During the year ended December 31, 2022, Moss Adams LLP served as our independent registered public accounting firm and provided certain tax and other services. Moss Adams LLP has served as our independent registered public accounting firm since our formation. The audit committee has appointed Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2023.
The audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the audit committee takes into account the opinions of management and our internal auditors in assessing the independent registered public accounting firm’s qualifications, performance and independence.
Although not required by law or our governance documents, we believe ratification of this appointment is good corporate practice because the audit of our books and records is a matter of importance to our stockholders. Even if the appointment of Moss Adams LLP is ratified, the audit committee may, however, select a new independent registered public accounting firm at any time in the future in its discretion if it deems such decision to be in our best interest. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws. If the appointment of Moss Adams LLP is not ratified by our stockholders, the audit committee may consider whether it should appoint another independent registered public accounting firm.
We expect that Moss Adams LLP representatives will be present at the annual meeting and they will have the opportunity to make a statement if they desire to do so. In addition, we expect that the Moss Adams LLP representatives will be available to respond to appropriate questions posed by stockholders.
Vote Required
Under our bylaws, a majority of the votes cast at an annual meeting at which a quorum is present is required for the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2023. Abstentions, if any, will not affect the outcome of this proposal. Your shares may be voted for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions.
The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2023.
Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 4.    THE ADJOURNMENT PROPOSAL
The Adjournment Proposal is a proposal that would permit us (i) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and (ii) subsequently, to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting (such proposals are referred to as the “Delayed Proposals”).
In this proposal, we are asking you to approve the adjournment of the annual meeting and any later adjournments to a date or dates not later than September 27, 2023, in order to enable us to solicit additional proxies in favor of the Delayed Proposals. If our stockholders approve the Adjournment Proposal, we could adjourn the annual meeting, and any adjourned session of the annual meeting, even if a quorum is present, to a date not later than September 27, 2023 and use the additional time to solicit additional proxies in favor of the Delayed Proposals, including the solicitation of proxies from our stockholders that have previously voted against the approval of the Delayed Proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the approval of any of the Delayed Proposals to defeat any of these proposals, we could adjourn the annual meeting without a vote on any of the Delayed Proposals and seek during that period to convince the holders of the shares that voted against the Delayed Proposals to change their votes to votes in favor of the approval of the Delayed Proposals.
The board of directors believes that if the number of shares of our common stock, present or represented by proxy at the annual meeting and voting in favor of the approval of the Delayed Proposals is insufficient to approve the Delayed Proposals, it is in the best interest of our stockholders to enable us, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of approval of the Delayed Proposals to bring about the approval of these proposals.
Vote Required
Under our bylaws, a majority of the votes cast at an annual meeting at which a quorum is present is required for the approval of the Adjournment Proposal. Abstentions and broker non-votes will not affect the outcome of this proposal.
The appointed proxies will vote your shares as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the Adjournment Proposal.
Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

PROPOSALS FOR 2024 ANNUAL MEETING
Under SEC regulations, any stockholder desiring to make a proposal to be acted upon at the 2024 annual meeting of stockholders must cause such proposal to be received at our principal executive offices located at 550 W. Adams St., Suite 200, Chicago, Illinois, 60661, Attention: Secretary, no later than February 1, 2024 in order for the proposal to be considered for inclusion in our proxy statement for that meeting. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act.
Pursuant our bylaws, if a stockholder wishes to present a proposal at the 2024 annual meeting of stockholders, whether or not the proposal is intended to be included in the proxy statement for that meeting, the stockholder must give advance written notice thereof to our secretary at our principal executive offices, no earlier than January 2, 2024 and no later than 5:00 p.m., Pacific Time, on February 1, 2024; provided, however, that in the event that the date of the 2024 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2023 annual meeting of stockholders, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2024 annual meeting of stockholders and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the 2024 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2024 annual meeting is first made. Any stockholder proposals not received by us by the applicable date in the previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals.
 In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules, the notice given by any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must comply with any additional requirements of Rule 14a-19 under the Exchange Act.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at www.sec.gov. Our website at www.srtreit.com contains additional information about our business, but the contents of the website are not incorporated by reference in or otherwise a part of this proxy statement. From time to time, we may use our website as a distribution channel for material company information. Financial and other important information regarding us will be routinely accessible through and posted on our website at www.srtreit.com.
This proxy statement incorporates by reference the 2022 Annual Report. This document contains important information about the Company and our financial condition.
This proxy statement also incorporates by reference the Plan of Liquidation attached hereto at Annex A and the opinion of Stanger, an independent financial advisor, attached hereto at Annex B.
Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this proxy statement or other information concerning us, without charge, by writing Strategic Realty Trust, Inc., by calling the Strategic Realty Trust, Inc. shareholder services line at 312-878-4860, or by calling the Broadridge proxy help line at 800-574-5897, or through the SEC’s website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MAY 31, 2023. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

OTHER MATTERS
We are not aware of any other matter to be presented for action at the annual meeting other than those mentioned in the Notice of 2023 Annual Meeting and referred to in this proxy statement.

ANNEX A
STRATEGIC REALTY TRUST, INC.
PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION
1.Approval and Effectiveness of Plan. This Plan of Complete Liquidation and Dissolution (the “Plan”) of Strategic Realty Trust, Inc., a Maryland corporation (the “Company”), the sale of all or substantially all of the assets of the Company, and the dissolution of the Company have been determined by the Board of Directors of the Company (the “Board”) to be advisable and in the best interest of the Company and its stockholders (the “Stockholders”), and have been approved by the Board. The Board has directed that the Plan, the sale of all or substantially all of the assets of the Company and the dissolution of the Company pursuant thereto, be submitted to the Stockholders for approval. The Plan shall become effective upon approval of the Plan, and the sale of all or substantially all of the assets of the Company and the dissolution of the Company pursuant thereto, by the Stockholders. The date of the Stockholders’ approval is hereinafter referred to as the “Effective Date.”
2.Voluntary Liquidation and Dissolution. On and after the Effective Date, the Company shall voluntarily liquidate and dissolve in accordance with Section 331 of the Internal Revenue Code of 1986, as amended, and the Maryland General Corporation Law (the “MGCL”). Pursuant to the Plan, the Company shall, acting for itself or in its capacity as the general partner of Strategic Realty Operating Partnership, a Delaware limited partnership (the “Operating Partnership”), sell, convey, transfer and deliver or otherwise dispose of all of the assets of the Company and cause the Operating Partnership to sell, convey, transfer and deliver or otherwise dispose of all of the assets of the Operating Partnership in one or more transactions, without further approval of the Stockholders. Within thirty (30) days after the Effective Date, the officers of the Company shall file a return on Form 966 with the Director of Internal Revenue for and on behalf of the Company.
3.Sales of Assets.
(a)The Company, acting for itself or in its capacity as the general partner of the Operating Partnership, as appropriate, is authorized to sell or to cause the Operating Partnership and the subsidiaries of the Operating Partnership to sell, upon such terms as may be deemed advisable, any or all of their assets for cash, notes, redemption of equity or such other assets as may be conveniently liquidated or distributed to the Stockholders.
(b)The Company, the Operating Partnership and the Operating Partnership’s subsidiaries shall not authorize or transfer assets pursuant to any sale agreement between the Company, the Operating Partnership or the Operating Partnership’s subsidiaries, on the one hand, and an affiliate of the Company, the Operating Partnership or the Operating Partnership’s subsidiaries, on the other hand, unless a majority of directors, including a majority of independent directors, not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company, the Operating Partnership or the Operating Partnership’s subsidiaries, as the case may be.
4.Payment of Creditors; Distributions to Stockholders. Subject to Section 8 hereof, the proper officers of the Company are authorized and directed to proceed promptly to: (a) collect its assets; (b) dispose of such assets as are not to be distributed in kind to the Stockholders; (c) pay or create a reserve fund for the payment of or otherwise adequately provide for the payment of all of the liabilities and obligations of the Company, the Operating Partnership and the Operating Partnership’s subsidiaries; (d) pay all expenses incidental to the Plan, including all counsel fees, accountants’ fees, advisory fees and such other fees and taxes as are necessary to effectuate the Plan; (e) cause the Operating Partnership to distribute its remaining assets, either in cash or in kind, to the limited and general partners of the Operating Partnership, in one or more distributions, in accordance with the terms and provisions of the Limited Partnership Agreement of the Operating Partnership; (f) distribute all the remaining assets of the Company, either in cash or in kind, to the Stockholders in one or more distributions, in accordance with the terms and provisions of the Company’s Articles of Amendment and Restatement, as may be amended and supplemented from time to time (the “charter”); and (g) do every other act necessary or advisable to wind up the affairs of the Company, the Operating Partnership and its subsidiaries and to dissolve the Company, the Operating Partnership and its subsidiaries. Upon the sale or other disposition of the assets of the Company and the payment of, or provision for, all of the liabilities and obligations of the Company, the Company shall be deemed to have liquidated.
5.Reserve Fund. The Company, acting for itself or in its capacity as the general partner of the Operating Partnership, as appropriate, is authorized, but not required, to establish, or to cause the Operating Partnership to establish, one or more reserve funds, in a reasonable amount and as may be deemed advisable, to meet known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses. Creation of a reserve fund may be accomplished by a recording in the Company’s accounting ledgers of any accounting or bookkeeping entry which indicates the allocation of funds so set aside for payment. The Company is also authorized, but not required, to create a reserve fund by placing cash or property in escrow with an escrow agent for a specified term together with payment instructions. Any undistributed amounts remaining in such an escrowed reserve fund at the end of its term shall be returned to the Company, the liquidating trust referred to below or such other successor-in-interest to the Company as may then exist or, if no such entity is then in existence, shall be delivered to the abandoned property unit of the Maryland State Comptroller’s office. The Company may also create a reserve fund by any other reasonable means.

6.Insurance Policies. The Company is authorized, but not required, to procure for itself and/or as general partner to procure for the Operating Partnership, as appropriate, one or more insurance policies, in a reasonable amount and as may be deemed advisable, to cover unknown or unpaid liabilities and liquidating expenses and unascertained or contingent liabilities and expenses.
7.Articles of Dissolution. Upon the sale or the assignment and conveyance of all or substantially all of the assets of the Company, and the taking of all actions required under the laws of the State of Maryland in connection with the liquidation and dissolution of the Company, the proper officers of the Company are authorized and directed to file articles of dissolution with the State Department of Assessments and Taxation of Maryland (the “Department”) pursuant to Section 3-407 of the MGCL and to take all other appropriate and necessary action to dissolve the Company under Maryland law. Prior to filing articles of dissolution, the Company shall give notice to its known creditors and employees as required by Section 3-404 of MGCL (alternatively, the Board may determine that the Company has no employees or known creditors) and satisfy all other prerequisites to such filing under Maryland law. Upon the Department’s acceptance of the articles of dissolution for record, as provided by Section 3-408(a) of the MGCL, the Company shall be dissolved.
8.Effect and Timing of Distributions. Upon the complete distribution of all assets of the Company (the “Final Distribution”) to the holders of outstanding shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) and the dissolution of the Company as contemplated by Section 7 above, all such shares of Common Stock shall be canceled and no longer deemed outstanding and all rights of the holders thereof as Stockholders shall cease and terminate. The Company shall use commercially reasonable efforts to cause the liquidation and dissolution of the Company to occur and to pay the Final Distribution to holders of outstanding shares of Common Stock no later than the second anniversary of the Effective Date.
9.Final Distribution as Distribution in Kind of Liquidating Trust Beneficial Interests. In the event that the Board deems it necessary or advisable in order to preserve the Company’s status as a REIT or otherwise avoid the payment of income tax, the Board deems it necessary or advisable in order to enable the Company to terminate its obligation to file quarterly reports and audited annual financial statements with the Securities and Exchange Commission (the “Commission”) or the Board determines it is otherwise advantageous or appropriate to do so, the Board may cause the Company to pay the Final Distribution as a distribution in kind of beneficial interests in a trust (the “Liquidating Trust”), at such time as the Board deems appropriate in its sole discretion (provided only that any remaining outstanding units of limited partnership interest in the Operating Partnership have been completely redeemed prior to the transfer and assignment mentioned below), substantially as follows:
(a)The Board may create the Liquidating Trust under Maryland statutory or common law and may transfer and assign, and may, as general partner, cause the Operating Partnership to transfer and assign, to the Liquidating Trust all of the assets of the Company, the Operating Partnership and the Operating Partnership’s subsidiaries of every sort whatsoever, including their unsold properties, assets, claims, contingent claims and causes of action, subject to all of their unsatisfied debts, liabilities and expenses, known or unknown, contingent or otherwise. From and after the date of such transfer and assignment of assets (subject to liabilities) to the Liquidating Trust, the Board, the Company, the Operating Partnership and the Operating Partnership’s subsidiaries shall have no interest of any character in and to any such assets and all of such assets shall thereafter by held by the Liquidating Trust.
(b)Simultaneously with such transfer and assignment, shares of beneficial interest in the Liquidating Trust shall be deemed to be distributed to each holder of shares of Common Stock, all of whom shall automatically and without any need for notice or presentment be deemed to hold corresponding shares of beneficial interest in the Liquidating Trust. Such distribution of shares of beneficial interest in the Liquidating Trust shall constitute the Final Distribution of all of the assets of the Company to the Stockholders under Section 8 above.
(c)The initial trustees of the Liquidating Trust shall be designated by the Board.
(d)The declaration of trust or other instrument governing the Liquidating Trust (the “Declaration of Trust”) shall provide, among other things, that, immediately following such transfer, assignment and distribution, each share of beneficial interest in the Liquidating Trust shall have a claim upon the assets of the Liquidating Trust that is the substantial economic equivalent of the claims each share of Common Stock had upon the combined assets of the Company and the Operating Partnership immediately prior to the transfer, assignment and distribution. The Declaration of Trust shall further provide that the Liquidating Trust’s activities shall be limited to conserving, protecting and selling the assets transferred to it and distributing the proceeds therefrom, including holding such assets for the benefit of the holders of beneficial interests in the Liquidating Trust, temporarily investing such proceeds and collecting income therefrom, providing for the debts, liabilities and expenses of the Company and the Operating Partnership, paying liquidating distributions to the holders of shares of beneficial interest in the Liquidating Trust and taking other actions as may be deemed necessary or appropriate by the trustees to conserve and protect the assets of the Liquidating Trust and provide for the orderly liquidation thereof.
(e)Approval of the Plan shall constitute the approval by the Stockholders of the transfer and assignment to the Liquidating Trust, the form and substance of the Declaration of Trust as approved by the Board and the appointment of trustees selected by the Board.

10.Termination of Exchange Act Registration. Immediately prior to any transfer to the Liquidating Trust, or at such other time as the Board considers appropriate, the Board and the proper officers of the Company are authorized to cause the Company to file a Form 15 (or take other appropriate action) to terminate the registration of the Common Stock under the U.S. Securities Exchange Act of 1934, as amended.
11.Interpretation; General Authority. The Board, the trustees of the Liquidating Trust and the proper officers of the Company are hereby authorized to interpret the provisions of the Plan and are hereby authorized and directed to take such actions, to give such notices to creditors, stockholders and governmental entities, to make such filings with governmental entities and to execute such agreements, conveyances, assignments, transfers, certificates and other documents, as may, in their judgment, be necessary or advisable in order to wind up expeditiously the affairs of the Company and complete the liquidation and dissolution thereof, including, without limitation: (a) the execution of any contracts, deeds, assignments or other instruments necessary or appropriate to sell or otherwise dispose of any or all property of the Company, the Operating Partnership, the Operating Partnership’s subsidiaries or the Liquidating Trust, whether real or personal, tangible or intangible; (b) the appointment of other persons to carry out any aspect of the Plan; and (c) the temporary investment of funds in such medium as the Board or the trustees of the Liquidating Trust may deem appropriate.
12.Director Compensation. The independent members of the Board shall continue to receive compensation until the Final Distribution, provided that they remain members of the Board.
13.Indemnification. The Company and/or the Board shall reserve sufficient assets and/or obtain or maintain such insurance (including, without limitation, directors and officers insurance) as shall be necessary or advisable to provide the continued indemnification of the directors, officers and agents of the Company and such other parties whom the Company has agreed to indemnify, to the maximum extent provided by the charter and bylaws of the Company, any existing indemnification agreement to which the Company is a party and applicable law. At the discretion of the Board, such insurance may include coverage for the periods after the dissolution of the Company, including periods after the termination of any Liquidating Trust, and may include coverage for trustees, officers, employees and agents of such Liquidating Trust.
14.Governing Law. The validity, interpretation and performance of the Plan shall be controlled by and construed under the laws of the State of Maryland.
15.Termination of Plan of Liquidation; Amendment. Prior to the acceptance for record of the Company’s articles of dissolution by the Department, the Board may terminate the Plan for any reason, subject to and contingent upon the approval of such termination by the Company’s stockholders. Notwithstanding approval of the Plan by the Stockholders, the Board or the trustees of the Liquidating Trust may make certain modifications or amendments to the Plan without further action by or approval of the Stockholders to the extent permitted under law.

ANNEX B
OPINION OF ROBERT A. STANGER & CO., INC.

Robert A. Stanger & Company, Inc. 1129 Broad Street, Suite 201 Shrewsbury, New Jersey 07702 732-389-3600

The Board of Directors of
Strategic Realty Trust, Inc.
550 West Adams Street, Suite 200
Chicago, Illinois 60661
Ladies and Gentlemen:
We have been advised that Strategic Realty Trust, Inc. together with any and all of its subsidiaries (the “Company”) is contemplating the adoption of a plan of liquidation and dissolution, pursuant to which the Company will sell all or substantially all of the assets of the Company (the “Plan of Liquidation”) and will distribute the net proceeds after the payment of liabilities and transaction and entity wind-down costs to the stockholders of the Company (the “Stockholders”). The real estate assets of the Company include interests in six operating retail properties and one pad site (individually, a “Property” and collectively, the “Properties”).
In connection with the contemplated Plan of Liquidation, we have been advised that the Company may enter into one or a series of transactions for the sale of the Properties owned by the Company, after conducting negotiations to establish commercially fair and reasonable terms for such transactions.
We have also been advised that if the Company decides to pursue such Plan of Liquidation, the Company will obtain the approval of: (i) the board of directors of the Company (the “Board of Directors”) and the independent directors thereof; and (ii) Stockholders holding a majority in interest in the Company pursuant to a proxy statement to be provided to such Stockholders (the “Proxy Statement”). We have also been advised that such Proxy Statement will include an estimate prepared by SRT Advisor, LLC, the Advisor to the Company (the “Advisor”), of the range of expected per share aggregate liquidating distributions to the Stockholders from the Plan of Liquidation (“Management’s Estimated Range of Liquidating Distributions Per Share”), which estimate reflects the Advisor’s best good faith estimate of such distributions taking into account various factors, including, without limitation, (i) the terms of (a) the Company’s charter and bylaws, (b) the limited partnership agreement (the “Operating Partnership Agreement”) of Strategic Realty Operating Partnership, L.P. (the “Operating Partnership”), and (c) the agreements to which all entities through which the Company holds interests in the Properties are a party, in each case relating to the liquidation of assets and (ii) the terms of any advisory agreement (the “Advisory Agreement”) among the Company, the Operating Partnership and the Advisor. We have been advised further that Management’s Estimated Range of Liquidating Distributions Per Share is $1.11 to $1.42 per share. The Board of Directors has requested that Robert A. Stanger & Co., Inc. (“Stanger”) provide to the Board of Directors its opinion as to the reasonableness, from a financial point of view, of Management’s Estimated Range of Liquidating Distributions Per Share to be received by the Stockholders pursuant to the Plan of Liquidation.
Stanger, founded in 1978, has provided information, research, financial advisory and consulting services to clients located throughout the United States, including major New York Stock Exchange member firms, insurance companies and over seventy companies engaged in the management and operation of partnerships and real estate investment trusts. The financial advisory activities of Stanger include strategic planning, mergers and acquisitions, advisory and fairness opinion services, asset and securities valuations, industry and company analysis, and litigation support and expert witness services in connection with both publicly registered and privately placed securities transactions. Stanger, as part of its financial advisory business, is regularly engaged in the valuation of businesses and their securities in connection with mergers, acquisitions, and reorganizations and for estate, tax, corporate and other purposes. In particular, Stanger’s valuation practice principally involves real estate investment trusts and partnerships, and the securities issued by and the assets owned through such entities including, but not limited to, real properties and property interests.
      In the course of our review to render this opinion, we have, among other things:
•Reviewed a draft of the Proxy Statement related to the Plan of Liquidation, which draft the Company has indicated to be in substantially the form intended to be finalized and filed with the Securities and Exchange Commission (“SEC”) and distributed to Stockholders;

Robert A. Stanger & Company, Inc. 1129 Broad Street, Suite 201 Shrewsbury, New Jersey 07702 732-389-3600

•Reviewed the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s balance sheet as of March 31, 2023;
•Reviewed a current rent roll for each Property, together with historical operating statements for the years 2020, 2021, 2022 and year-to-date February 2023 and the operating budget for each Property for 2023;
•Gathered and reviewed information concerning regional and local market conditions for properties similar to the Properties;
•Reviewed the September 30, 2022 appraisals of the Properties and the net asset value report performed by Stanger;
•Reviewed broker opinions of values on the properties prepared by JLL, Colliers and Hanley Investment Group Real Estate Advisors, as of first quarter 2023;
•Performed site visits of the Properties in the context of prior advisory work for the Company and discussed with personnel of the Advisor any changes since that time in the physical condition of the Properties;
•Reviewed available published surveys and certain other information relating to acquisition criteria for properties similar to the subject Properties;
•Discussed with personnel of the Advisor conditions in retail property markets in general, and the local market of each Property, in particular, market conditions for the leasing and sale of properties similar to those owned by the Company, the current and projected operation and performance of each of the Properties, the current debt of the Company, and the financial condition and future prospects of the Company;
•Reviewed the internal financial analyses and projections prepared by the Advisor in order to calculate Management’s Estimated Range of Liquidating Distributions Per Share, which estimate is based in part on the Advisor’s estimated range of the Company’s Property values; and
•Conducted such other analyses and inquiries, as we deemed appropriate.
In rendering this opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness in all material respects of all financial and other information contained in the draft Proxy Statement or furnished or otherwise communicated to us by the Company and the Advisor. We have not performed an independent appraisal of the assets and liabilities of the Company for purposes of this opinion (we have appraised the properties as of September 30, 2022 in the context of a prior assignment with the Company), including its real estate portfolio, and have relied upon and assumed the accuracy of information provided by the Advisor concerning: (i) potential environmental liabilities; (ii) deferred maintenance and other property capital needs; (iii) the Company’s ownership interest in each of its Properties and the economic terms of any interests held by other parties in the Properties; (iv) the number of the Company’s common shares outstanding and class of such shares; and (v) the balance sheet value determinations for non-real estate assets and liabilities of the Company and any property transaction expenses, general liquidation costs and other adjustments to determine Management’s Estimated Range of Liquidating Distributions Per Share. We have also relied on the assurance of the Company and the Advisor that any pro forma financial statements, projections, budgets, value or distribution estimates or adjustments provided or communicated to us, were reasonably prepared on bases consistent with actual historical experience and reflect their best currently available estimates and good faith judgments; that the allocation of consideration between the Operating Partnership and other subsidiaries of the Company and the Company, and the Stockholders and the Advisor and the fees and costs associated with the Plan of Liquidation are consistent with the provisions of the Company’s charter and bylaws, the Operating Partnership Agreement, the agreements of any other entities through which the Company holds interests in the properties and the Advisory Agreement; that no material change has occurred in the value of the assets or the information reviewed between the date such information was provided to us and the date of this opinion; and that the Company and the Advisor are not aware of any information or facts that would cause the information supplied to us to be incomplete or misleading in any material respect. Nothing has come to our attention that would lead us to believe that any of the foregoing is incorrect, incomplete or misleading in any material respect.

Robert A. Stanger & Company, Inc. 1129 Broad Street, Suite 201 Shrewsbury, New Jersey 07702 732-389-3600

We have further assumed that: (i) the Company will maintain its status as a real estate investment trust for the entire period of the Plan of Liquidation and will meet any required distribution levels or other tests and will not incur any tax liabilities of any kind in connection with the failure to so comply with tax rules of any nature; (ii) the Company will not incur any fees or costs associated with reserves or insurance for liabilities, contingent or otherwise, during the term of the Plan of Liquidation which are not accrued in or anticipated to be paid during the Plan of Liquidation and, therefore, considered in Management’s Estimated Range of Liquidating Distributions Per Share; (iii) the Company’s interest in and the value of each real estate investment will not be encumbered or reduced by any incentive interest, fees or third-party profit participation other than for those included in Management’s Estimated Range of Liquidating Distributions Per Share and identified to us; (iv) the Company will not incur any fines, penalties, assessments, charges, settlement costs, judgments or any other costs, legal or otherwise associated with any regulatory inquiry or litigation; (v) the Company will not sell any assets while under duress at prices less than market value, including any sales of assets due to influence exerted by any lender, or accept any consideration for the sale or exchange of any Company assets which has a market value which is less than the assets exchanged therefor, including any deferred, contingent or earn-out type consideration; (vi) the Company will not incur any costs associated with the assumption or prepayment of its loans; (vii) the Company will not incur any additional wind-down costs associated with the Plan of Liquidation other than those included in Management’s Estimated Range of Liquidating Distributions Per Share; (viii) the Company will sell its real estate assets at the timing identified in its analyses underlying Management’s Estimated Range of Liquidating Distributions Per Share; (ix) the level of distributions made prior to the Plan of Liquidation to Company Stockholders has been accurately reflected in the Company’s analysis; (x) no termination fees are associated with the Advisory Agreement or any management or service agreements of the Company, including to its affiliates, not already identified to us and included in Management’s Estimated Range of Liquidating Distributions Per Share; and (xi) no options or warrants are outstanding with respect the Company’s common stock.
With respect to this engagement, we were not engaged to, and therefore did not: (i) appraise the Company, the Operating Partnership or the assets and liabilities of the Company and the Operating Partnership; (ii) select the method of determining the type or amount of consideration to be received in any transaction; (iii) make any recommendation to the Company, the Operating Partnership, the Board of Directors, or the Stockholders with respect to whether or not to pursue a Plan of Liquidation, whether to accept or reject any transaction, or the tax impact of acceptance or rejection of any transaction or the Plan of Liquidation; (iv) express any opinion as to (a) the business decision to pursue a Plan of Liquidation, (b) the amount or allocation of expenses relating to the Plan of Liquidation or any transaction, and (c) any terms of any transaction; (v) provide any implied or explicit guarantee or warranty that the amounts actually realized upon the sale of all or substantially all of the Properties will be within the estimates contained within Management’s Estimated Range of Liquidating Distributions Per Share and that the distributions per Share resulting from the Plan of Liquidation will be within Management’s Estimated Range of Liquidating Distributions Per Share, which realized amounts may be higher or lower than the Advisor’s estimates; or (vi) opine as to the fairness of the amount or the nature of any compensation to any of the Company’s officers or directors or any officers, directors, or employees of any affiliates of the Company, or any class of such persons, relative to the compensation to the Company’s Stockholders. Our opinion is based on business, economic, real estate and securities markets, and other conditions as they existed and could be evaluated on the date of our analysis and addresses the Advisor’s estimates in the context of information available as of the date of our analysis. Events occurring after that date may materially affect the assumptions used in preparing this opinion.
Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that as of the date of this letter, Management’s Estimated Range of Liquidating Distributions Per Share to be received by the Stockholders pursuant to the Plan of Liquidation is reasonable from a financial point of view. This opinion, the issuance of which has been approved by our Opinion Committee, is for the exclusive use and benefit of the Company. Stanger did not serve as financial advisor to the Company in connection with the Plan of Liquidation.
Stanger has been paid fees in connection with this opinion, none of which are contingent upon the closing of any transaction or our findings with respect to reasonableness, or the approval of the Plan of Liquidation by the Stockholders. The Company also has agreed to pay certain expenses and indemnify us against certain liabilities in connection with our engagement and the services rendered with respect to this opinion. During the past two years, Stanger was engaged to provide appraisal and valuation services to the Company for which Stanger was paid reasonable and customary fees plus reimbursement of reasonable out-of-pocket expenses.

Robert A. Stanger & Company, Inc. 1129 Broad Street, Suite 201 Shrewsbury, New Jersey 07702 732-389-3600

This letter does not purport to be a complete description of the analyses performed or the matters considered in rendering this opinion. The preparation of an opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. We have advised the Board of Directors that our entire analysis must be considered as a whole and that selecting portions of our analysis and the factors considered by us, without considering all analyses and factors, could create an incomplete view of the evaluation process underlying this opinion. In rendering this opinion judgment was applied to a variety of complex analyses and assumptions. The assumptions made, and the judgments applied in rendering this opinion are not readily susceptible to partial analysis or summary description.
Yours truly,
/s/ Robert A Stanger & Co., Inc.
May 12, 2023

STRATEGIC REALTY TRUST, INC.
ATTENTION: SHAREHOLDER SERVICES
550 W ADAMS ST. SUITE 200
CHICAGO, IL 60661

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 22, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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V18468-P96418 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STRATEGIC REALTY TRUST, INC.

The Board of Directors recommends a vote **FOR** Proposals 1, 3 and 4 as described in the proxy statement and **FOR** all nominees listed in Proposal 2.

		For	Against	Abstain
1.	**Plan of Liquidation Proposal:** Approval of the Plan of Liquidation and Dissolution of the Company pursuant to which the Company will be authorized to sell all of its assets, liquidate and dissolve.	☐	☐	☐
2.	**Election of Directors**			
2a.	Matthew Schreiber	☐	☐	☐
2b.	Todd A. Spitzer	☐	☐	☐
2c.	Phillip I. Levin	☐	☐	☐
2d.	Jeffrey S. Rogers	☐	☐	☐
3.	**Auditor Ratification:** The ratification of the appointment of Moss Adams LLP as independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐
4.	**Adjournment Proposal:** Approval of a proposal that would permit the Company to proceed with the voting on only the proposals that have received sufficient votes to be approved at the annual meeting, and subsequently, to adjourn the annual meeting, to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved.	☐	☐	☐

Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the 2022 Annual Report are available at www.proxyvote.com.

V18469-P96418

STRATEGIC REALTY TRUST, INC.
ANNUAL MEETING OF STOCKHOLDERS
AUGUST 23, 2023
Solicited by the Board of Directors

The undersigned stockholder hereby appoints Ryan Hess, as proxy and attorney-in-fact, with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of STRATEGIC REALTY TRUST, INC., to be held on August 23, 2023, at 9:00 a.m. Central Time at 10 S Riverside Plaza, Suite 800, Chicago, IL 60606, and at any adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of 2023 Annual Meeting of Stockholders, the proxy statement, and the 2022 annual report.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 3 and 4 and will be voted "FOR" the nominees to the Board of Directors in Proposal 2. The proxy is authorized to vote on such other matters as may properly come before the meeting or any adjournments thereof in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in his discretion, including but not limited to the power and authority to adjourn the meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the August 23, 2023 meeting date.

You may obtain directions to attend the Annual Meeting of Strategic Realty Trust, Inc. by calling us at 312-878-4860 or visiting our website at www.srtreit.com.

Continued and to be signed on reverse side